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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AEROVIRONMENT, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of 2016 Annual Meeting

of Stockholders

and Proxy Statement

Friday, September 30, 2016
at 9:00 a.m., local time
 994 Innovators Way
Simi Valley, CA 93065

MESSAGE AND Q&A WITH AEROVIRONMENT PRESIDENT AND CHIEF EXECUTIVE OFFICER WAHID NAWABI

AeroVironment is an amazing company with a storied history and a talented team that I am privileged to lead as Chief Executive Officer. Our solutions help customers make important decisions that improve mission-critical outcomes. We believe the company's tremendous long-term growth potential can create value for customers, stockholders and employees. The company enjoys a unique combination of a profitable core business with a strong franchise in United States Department of Defense small unmanned aircraft systems (UAS), a strong balance sheet with more than $260 million in cash and investments and no debt as of the end of fiscal 2016. Tactical Missile Systems and commercial UAS solutions represent significant opportunities for long-term value creation.

In my new role as CEO, I am in active dialogue with our stockholders and several questions frequently arise, which are addressed below:

Q) Why does the company maintain such a large cash and investment balance and no debt?

  A) We are in the business of working to transform innovative technology solutions into market-leading businesses. Our strong balance sheet provides us with the flexibility to respond to investment opportunities when they arise and to demonstrate strength and staying power to large customers when we compete for their business against much larger firms. Our lack of debt maximizes our ability to invest in research and development to move our growth initiatives toward market adoption.

Q) How do you balance customer confidentiality, competitive sensitivity and the need to inform stockholders of your progress in key growth areas?

  A) Many of the products we sell and projects we work on serve customers who contractually or legally restrict our ability to discuss the details of our work publicly. In addition, in most of our business areas we increasingly face competitors eager to gather information on our capabilities, particularly when we are creating new markets or introducing innovative technology. For these reasons, in some business areas, we are not able to provide the level of visibility that stockholders desire and that we would otherwise provide. Even with the customer and competitive constraints, we keep stockholders informed of our progress in important areas of our business, even if the information we provide merely contextualizes our business. Across our business, we comply with our contractual and legal obligations while actively seeking to balance these competing considerations for the benefit of all our stakeholders.

Q) Coming after Tim Conver's long tenure as CEO, how do you view the company and its prospects?

  A) I am excited to lead the AeroVironment team. I see opportunities for growth as well as opportunities to improve our planning and execution. I look forward to achieving our company's potential and rewarding all of our stakeholders, including our customers, employees and stockholders.

Thank you for your continued support and interest in our company.

AEROVIRONMENT, INC.

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders,

We are pleased to invite you to join the board of directors and executive team of AeroVironment, Inc. (the "company") at our 2016 annual meeting of stockholders. Important information relating to the annual meeting is detailed below:

TIME:	9:00 a.m. Pacific Time on Friday, September 30, 2016.
PLACE:	The company's offices at: 994 Innovators Way Simi Valley, CA 93065
Unanimous Recommendations of Board of Directors
ITEMS OF BUSINESS:	(1)	Elect Charles Thomas Burbage, Charles R. Holland and Edward R. Muller, each to serve as a Class I director for a three-year term;	FOR
	(2)	Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2017;	FOR
	(3)	Approve an amendment and restatement of our Amended and Restated 2006 Equity Incentive Plan; and	FOR
	(4)	Transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.
RECORD DATE:	You can vote if you were a stockholder of the company at the close of business on August 12, 2016.
MEETING ADMISSION:
Registered Stockholders. If you are a registered stockholder (i.e., your shares are NOT held in an account at a brokerage firm, bank, dealer or other similar organization), you or your legal representatives attending the meeting must bring an acceptable form of identification to the meeting, such as a driver's license. Legal representatives must also bring copies of any proxy or power of attorney evidencing the legal representative's right to represent the stockholder at the meeting.

Beneficial Stockholders. If you are a beneficial stockholder (i.e., your shares are held by a brokerage firm, bank, dealer or similar organization (often referred to as "holding in street name")) you should come to the beneficial stockholders' table prior to the meeting. In order to be admitted, beneficial stockholders must bring account statements or letters from their brokers or banks showing that they owned AeroVironment stock as of August 12, 2016. In order to vote at the meeting, beneficial stockholders must bring legal proxies, which they can obtain only from their brokers or banks.
VOTING BY PROXY:
Registered Stockholders. To assure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the annual meeting in person. Instructions for voting are on your proxy card. If you attend the annual meeting, you may also submit your vote in person, and any previous votes you submitted will be superseded by the vote that you cast at the annual meeting.

You are urged to date, sign and promptly return the proxy card in the envelope provided to you, or to use the telephone or internet method of voting described on your proxy card, so that if you are unable to attend the meeting your shares can be voted.

Beneficial Stockholders. If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares. Without your instructions as to how to vote, brokers are not permitted to vote your shares at the annual meeting with respect to the election of directors or to approve an amendment and restatement of our Amended and Restated 2006 Equity Incentive Plan. Please instruct your broker how to vote your shares using the voting instructions provided by your broker.

This proxy statement is issued in connection with the solicitation of a proxy on the enclosed form by the board of directors of AeroVironment, Inc. for use at our 2016 annual meeting of stockholders. We will begin distributing this proxy statement, a form of proxy and our 2016 annual report on or about August 26, 2016.
Thank you for your support.

Tim Conver Chairman of the Board
Simi Valley, California August 16, 2016

YOUR VOTE IS IMPORTANT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 30, 2016

This notice, the accompanying proxy statement, and our 2016 annual report to stockholders, which includes our annual report on Form 10-K for the fiscal year ended April 30, 2016, are available on our website at http://investor.avinc.com/financials.cfm.

   PROXY SUMMARY

PROXY SUMMARY

This proxy statement is furnished to our stockholders in connection with the solicitation of proxies by the board of directors of AeroVironment, Inc. for our 2016 annual meeting of stockholders to be held on Friday, September 30, 2016 and any adjournments or postponements thereof, for the purposes set forth in the attached notice of annual meeting of stockholders. Our principal executive offices are located at 800 Royal Oaks Drive, Suite 210, Monrovia, California 91016. Enclosed with this proxy statement is a copy of our 2016 annual report, which includes our Form 10-K (without exhibits) for the fiscal year ended April 30, 2016. However, the 2016 annual report is not intended to be a part of this proxy statement or a solicitation of proxies.

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider and you should read the entire proxy statement before voting. For more complete information regarding the company's 2016 performance, please review our annual report on Form 10-K for the fiscal year ended April 30, 2016. This proxy statement and the accompanying proxy card are first being distributed to stockholders on or about August 26, 2016.

VOTING AND MEETING INFORMATION

It is important that you vote in order to impact the future of the company. Please carefully review the proxy materials for the 2016 annual meeting of stockholders, which will be held on Friday, September 30, 2016, at 9:00 a.m. local time, at the company's offices at 994 Innovators Way, Simi Valley, CA 93065, and follow the instructions below to cast your vote on all of the voting matters.

Who is Eligible to Vote

You are entitled to vote at the 2016 annual meeting of stockholders if you were a stockholder of record at the close of business on August 12, 2016, the record date of the meeting. On the record date, there were 23,392,659 shares of common stock issued and outstanding and entitled to vote at the annual meeting. The holders of our common stock are entitled to one vote per share on any proposal presented at the annual meeting. We have no other voting securities outstanding.

Voting in Advance of the Meeting

Even if you plan to attend the 2016 annual meeting of stockholders in person, please vote right away using one of the following advance voting methods (see page 77 for additional details). Make sure to have your proxy card or voting instruction form in hand and follow the instructions.

You can vote in advance in one of three ways:

Visit the website listed on your proxy card/voting instruction form to vote VIA THE INTERNET
Call the telephone number on your proxy card/voting instruction form to vote BY TELEPHONE
Sign, date and return your proxy card/voting instruction form in the enclosed envelope to vote BY MAIL

   PROXY SUMMARY

Attending and Voting at the Annual Meeting

All stockholders of record may vote in person at the 2016 annual meeting of stockholders. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described on page 76.

Important Note about Meeting Admission Requirements: If you plan to attend the meeting in person, you should review the important details on admission requirements on page 76.

Electronic Document Delivery

Instead of receiving future copies of our notice of annual meeting, proxy statement and the annual report on Form 10-K by mail, stockholders of record and most beneficial owners can elect to receive an email that will provide electronic links to these documents. Opting to receive our proxy materials online will save us the cost of producing and mailing documents and also will give you an electronic link to the proxy voting site. Please see your proxy card or the website to where you are referred to vote your shares for instructions on how to elect to receive your proxy materials electronically.

Roadmap of Voting Matters

Stockholders are being asked to vote on the following matters at the 2016 annual meeting of stockholders:

Our Board's Recommendation

Item 1. Election of Directors (page 8)

The board believes that the combination of qualifications, skills and experiences of the director nominees would contribute to an effective and well-functioning board. The director nominees possess the necessary qualifications to assist the board in providing effective oversight of the business and strategic advice and counsel to the company's management.

FOR each Director Nominee

Item 2. Ratification of the Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm (page 62)

The Audit Committee has appointed Ernst & Young LLP to serve as the company's Independent Auditors for the fiscal year ending April 30, 2017. The Audit Committee and the board believe that the continued retention of Ernst & Young LLP to serve as the company's independent registered public accounting firm is in the best interests of the company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee's selection of the independent registered public accounting firm.

FOR

Item 3. Approval of Amendment and Restatement of the company's Amended and Restated 2006 Equity Incentive Plan (page 64)

The board has put forth a proposal to approve an amendment and restatement of the company's Amended and Restated 2006 Equity Incentive Plan (the "2016 Restated Plan") to allow our stockholders to re-approve the performance goals set forth therein in order to preserve the company's ability to deduct compensation associated with performance-based awards under Section 162(m) of the Internal Revenue Code. In addition, the 2016 Restated Plan adds an annual limit on compensation that may be paid or provided to non-employee directors each fiscal year. The 2016 Restated Plan does not provide for an increase in the number of shares authorized for issuance thereunder above the authorized share limit under the existing Amended and Restated 2006 Equity Incentive Plan.

FOR

   PROXY SUMMARY

QUESTIONS AND ANSWERS (PAGE 75)

Please see the Questions and Answers section beginning on page 75 for important information about the proxy materials, voting, the annual meeting, company documents, communications and the deadlines to submit stockholder proposals for the 2017 annual meeting of stockholders. Additional questions may be directed to Investor Relations at (626) 357-9983 x4245 or investorrelations@avinc.com.

CORPORATE GOVERNANCE (PAGE 22)

The company is committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens board and management accountability and helps build public trust in the company. Highlights of our governance practices include:

•

High proportion of independent directors (6 of 8)

•

Director resignations required from directors receiving more "withhold" votes than "for" votes in an uncontested election

•

Lead Independent Director

•

Independent Audit, Compensation and Nominating and Corporate Governance Committees

•

Regular executive sessions of independent directors

•

Regular board and committee self-evaluations

•

Active stockholder engagement

•

Anti-hedging and anti-short sale policies for executives, directors and employees

•

Executive compensation driven by pay-for-performance philosophy

•

Share ownership guidelines and share retention policy for executives and directors

•

Compensation recovery policy for executives

   PROXY SUMMARY

DIRECTOR NOMINEES AND OTHER DIRECTORS (PAGES 13-19)

Name	Age	Director Since	Primary Experience	Committee Membership	# of Other Public Company Boards

Director Nominees

Charles Thomas Burbage*[1]	68	2013	Former Executive Vice President and General Manager, Joint Strike Fighter Program of Lockheed Martin	C, NCG, E	0

Charles R. Holland*[2]	70	2004	Retired Air Force General and defense industry consultant	NCG	0

Edward R. Muller*[3]	64	2013	Vice Chairman of the Board of NRG Energy, Inc., former Chairman and Chief Executive Officer of GenOn Energy Inc. and current and former director of public companies	A, C	2

Other Directors

Timothy E. Conver	72	1988	Former President and Chief Executive Officer of the company	E	0

Arnold L. Fishman*	71	1998	Founder and Former Chairman of the Board of Lieberman Research Worldwide	L, C	0

Catharine Merigold*	60	2015	Founder and Managing Partner of Vista Ventures	A	0

Wahid Nawabi[4]	47	2016	President and Chief Executive Officer of the company since May 2016; former Chief Operating Officer and Senior Vice President of the company and General Manager of the company's EES division		0

Stephen F. Page*	76	2013	Former Chief Financial Officer of United Technologies Corporation and Chief Executive Officer of its Otis Elevator division and former director of public companies	A, NCG	0

* = Independent Director

L = Lead Independent Director

A = Audit Committee

C = Compensation Committee

E = Executive Committee

NCG = Nominating and Corporate Governance Committee

1.
If re-elected, Mr. Burbage will serve on the Compensation Committee, the Nominating and Corporate Governance Committee and the Executive Committee.

2.
If re-elected, Mr. Holland will serve on the Nominating and Corporate Governance Committee.

3.
If re-elected, Mr. Muller will serve on the Audit Committee and the Compensation Committee.

4.
Mr. Nawabi was appointed as a director of the company effective May 2, 2016.

   PROXY SUMMARY

FY2016 COMPENSATION (PAGE 52)

Set forth below is the compensation of each Named Executive Officer as determined under the rules of the Securities and Exchange Commission, or the SEC, for the fiscal year ended April 30, 2016. The complete Summary Compensation Table containing the compensation of our Named Executive Officers for fiscal years 2014, 2015 and 2016, including footnotes with important disclosures and detail, appears on page 52. This summary table is not complete and you should read the Summary Compensation Table and the Executive Compensation and Other Information section in its entirety for complete information on the compensation paid to our Named Executive Officers.

Name and Principal Positions	Year	Salary ($)	Bonus ($)	Non-Equity Incentive Plan Compensation ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

Timothy E. Conver	2016	569,322	70,470	334,530	400,500	304,755	24,151	1,703,728
Chairman of the Board, Former President and Chief Executive Officer[1]

Raymond Cook[2]	2016	262,500	79,754	141,246	408,750	308,125	7,111	1,207,486
Senior Vice President and Chief Financial Officer

Teresa Covington[3]	2016	259,085	14,877	70,623	267,587	—	16,193	628,366
Vice President, Finance, former Interim Chief Financial Officer

Wahid Nawabi[4]	2016	358,083	41,499	197,001	400,500	507,926	23,564	1,528,573
President and Chief Executive Officer, Former Senior Vice President and Chief Operating Officer

Doug Scott	2016	298,957	22,707	107,793	133,500	101,585	18,002	682,544
Senior Vice President, General Counsel and Corporate Secretary

Cathleen S. Cline[5]	2016	267,332	20,358	96,642	106,800	81,268	302,858	875,258
Former Senior Vice President of Administration

1.
Mr. Conver retired from his position as President in January 2016 and his position as Chief Executive Officer in May 2016. Mr. Conver remains our Chairman of the Board.

2.
Mr. Cook has served as our Senior Vice President and Chief Financial Officer since July 2015.

3.
Ms. Covington served as our Interim Chief Financial Officer from February 5, 2015 to July 6, 2015, after which she was appointed Vice President, Finance. Prior to being appointed as our Interim Chief Financial Officer, Ms. Covington had served as our Vice President of Finance, Energy Efficient Systems since May 2011.

4.
Mr. Nawabi was appointed as our President and Chief Executive Officer in May 2016. He served as our President and Chief Operating Officer from January 2016 to May 2016 and as our Senior Vice President and Chief Operating Officer from April 2015 to January 2016.

5.
Ms. Cline retired from the company effective April 30, 2016.

   ITEM 1. ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS

ITEM 1.
ELECTION OF NOMINEES TO THE BOARD
OF DIRECTORS

Our board of directors consists of eight members and is divided into three classes of directors serving staggered three-year terms. Directors for each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires and hold office until their resignation or removal or their successors are duly elected and qualified. In accordance with our certificate of incorporation and bylaws, our board of directors may fill existing vacancies on the board of directors by appointment.

The term of office of the Class I directors will expire at the annual meeting. At the recommendation of the Nominating and Corporate Governance Committee, our board of directors proposes the election of Charles Thomas Burbage, Charles R. Holland and Edward R. Muller. All nominees currently serve as Class I directors. Each of Mr. Burbage, Mr. Holland and Mr. Muller was elected by stockholders at the 2013 annual meeting of stockholders.

Charles Thomas Burbage

Charles R. Holland

Edward R. Muller

Each of Mr. Burbage, Mr. Holland and Mr. Muller has indicated his willingness to serve if elected. If Mr. Burbage, Mr. Holland or Mr. Muller becomes unable to serve or for good cause will not serve, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the board may recommend, unless the board reduces the number of directors. There are currently three Class II directors, whose terms expire at the annual meeting of stockholders in 2017, and two Class III directors, whose terms expire at the annual meeting of stockholders in 2018.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named above. If voting instructions are received, the proxy holders will vote the proxy cards received by them in accordance with the instructions received. In no event may the proxy holders vote for the election of more than three nominees. We have no reason to believe that the nominees will be unable or unwilling to serve if elected as directors.

The principal occupation and certain other information about the nominees, our other directors and our executive officers are set forth on the following pages.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE THREE BOARD NOMINEES LISTED ABOVE.

Withholdings will be counted as present for the purposes of this vote but are not counted as votes cast. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

Election Process and Voting Standard

There are no limits on the number of terms a director may serve. We believe term limits may cause the loss of experience and expertise important to the effective operation of our board of directors. However, to ensure that the board remains composed of high-functioning members able to keep their commitments to board service, the Nominating and Corporate Governance Committee evaluates the qualifications and considers the performance of each incumbent director before recommending the nomination of that director for an additional term. Our Corporate Governance Guidelines provide that at any stockholder meeting at which directors are subject to an uncontested election, each director must receive more "for" votes than "withhold" votes with respect to that director. If a director is elected but receives more "withhold" votes than "for"

   ITEM 1. ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS

votes, he or she has agreed to submit a letter of resignation to the board of directors promptly following the certification of the election results. The Nominating and Corporate Governance Committee will make a recommendation to the board on whether to accept or reject the resignation, or whether other action should be taken. The board will act on the resignation taking into account the recommendation of the Nominating and Corporate Governance Committee and publicly disclose its decision and rationale within 100 days of the certification of the election results. The director who tenders the resignation will not participate in the decisions of the Nominating and Corporate Governance Committee or the board that concern the resignation.

In addition, pursuant to our Corporate Governance Guidelines, a director whose job responsibilities materially change since his or her last election as a director may be asked to submit a letter of resignation to the board. The board may request such a resignation letter if continuing service on the board by the individual is not consistent with the criteria deemed necessary for continuing service on the board.

Director Nominations

The Nominating and Corporate Governance Committee is responsible for identifying and evaluating nominees for director and for recommending to the board a slate of nominees for the class of directors to be elected at each annual meeting of stockholders. Nominees may be suggested by directors, members of management or stockholders.

Stockholders who would like to have their recommendations for nominees for directors be considered by the Nominating and Corporate

Governance Committee should submit their recommendations in writing by mail to the Nominating and Corporate Governance Committee in care of the Office of the Corporate Secretary, AeroVironment, Inc., 800 Royal Oaks Drive, Suite 210, Monrovia, California 91016 or by email to corporatesecretary@avinc.com. Recommendations by stockholders that are made in accordance with these procedures will receive the same consideration as other nominees.

   DIRECTOR QUALIFICATIONS AND INDEPENDENCE

DIRECTOR QUALIFICATIONS AND INDEPENDENCE

Directors are responsible for overseeing the company's business consistent with their fiduciary duties to stockholders. This significant responsibility requires highly skilled individuals with diverse qualities, attributes and professional experience. The board believes that there are general requirements that are applicable to all directors and others skills and experience that only need to be represented on the board as a whole, but not necessarily possessed by each director. The board and the Nominating and Corporate Governance Committee consider the qualifications of directors and director candidates individually and in the broader context of the board's overall composition and the company's current and future needs.

Qualifications Required of All Directors

In its assessment of each potential director nominee, the Nominating and Corporate Governance Committee considers the nominee's judgment, integrity, experience, independence, understanding of the company's business or related industries and such other factors as the Nominating and Corporate Governance Committee determines are pertinent in light of the current needs of the board. The Nominating and Corporate Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill the responsibilities of a director to the company. The board and the Nominating and Corporate Governance Committee require that each director be a recognized person of high integrity, ethics and values, have a proven record of success and demonstrate respect for corporate governance requirements and practices. Each director must also possess practical and mature business judgment, as well as demonstrate innovative thinking and an entrepreneurial spirit, qualities the board believes are essential to its ability to maintain the company's culture of innovation. In addition, the board conducts interviews of potential director candidates to assess intangible qualities, including the individual's ability to ask difficult questions while maintaining collegiality.

Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The board has identified the qualifications, attributes, skills and experience listed in the bullets below as important to being represented on the board as a whole, in light of the company's current needs and the business priorities.

•

experience as chief executive officer, president or executive management of a public or large private company;

•

extensive knowledge of the company's business;

•

aerospace and defense industry expertise;

•

alternative energy, automotive or other relevant industry expertise;

•

global and international business experience;

•

strategic development experience, including mergers, acquisitions, venture capital and other strategic transactions;

•

diversity of expertise and experience, including substantive matters pertaining to our business, relative to other directors;

•

experience in marketing, engineering, technology and innovation, operations, supply chain, manufacturing and legal;

•

high level of financial literacy and experience;

•

experience as a board member of another publicly-held company;

•

data analytics experience;

•

commercial business experience; and

•

experience in scaling or growing a startup or small business into a significant business.

   DIRECTOR QUALIFICATIONS AND INDEPENDENCE

Independence Determinations

Under the listing standards of The NASDAQ Stock Market LLC, or Nasdaq, and the company's Corporate Governance Guidelines, the board must consist of a majority of independent directors. In making independence determinations, the board observes Nasdaq and SEC criteria and considers all relevant facts and circumstances. To be considered independent under Nasdaq listing standards, a director must pass certain objective tests, such as not being an executive officer or employee of the company or having certain business dealings with us. Additionally, Nasdaq independence standards include a subjective test that requires our board to make a subjective determination that an individual has no relationships which, in the opinion of the company's board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In evaluating director independence, the board took into consideration General (Retired) Charles R. Holland's service as a consultant to the company.

Pursuant to consulting agreements with the company (one of which expired on December 31, 2015 and a new agreement executed effective January 1, 2016), Mr. Holland performs consulting services for us on a general basis and with respect to particular individual projects assigned by us. During the fiscal year ended April 30, 2016, we paid to Mr. Holland approximately $96,000 in consulting fees pursuant to the terms of his consulting agreements. The board determined that Mr. Holland has no relationship with the company, including Mr. Holland's consulting arrangement with the company, that would interfere with his exercise of independent judgment in carrying out his responsibilities as an independent director.

The board's independence determination for Mr. Muller included a review of sales made to one of our customers, NRG Energy, Inc., of which Mr. Muller is a director. The board considered the amount of sales made to NRG, which amounted to less than 1% of our total revenues in fiscal 2016, in determining that Mr. Muller is independent.

   2016 NOMINEES FOR CLASS I DIRECTORS

2016 NOMINEES FOR CLASS I DIRECTORS

The board and the Nominating and Corporate Governance Committee believe that the combination of the various qualifications, skills and experience of the director nominees would contribute to an effective and well-functioning board. They also believe that the combination of the various qualifications, skills and experiences of the director nominees individually, and when combined with the other directors, will create a board possessing the necessary qualifications to provide effective oversight of the business and strategic advice and counsel to the company's management.

Included in the biographies of the director nominees and the other directors below is an assessment of the specific qualifications, attributes, skills and experiences that such director nominees and the other members of the board provide to the board of directors and the company.

   2016 NOMINEES FOR CLASS I DIRECTORS

Director Nominees

Charles Thomas Burbage

Director since:	2013

Age:	68

Board Committees and Leadership:	Member of Compensation Committee, Nominating and Corporate Governance Committee and Executive Committee

Summary of Experience	Mr. Burbage has served as a member of our board of directors since 2013. Mr. Burbage retired from Lockheed Martin Aeronautics Company in April 2013, after a 33-year career during which he served most recently as Executive Vice President and General Manager, Joint Strike Fighter Program from 2000 to 2013. Mr. Burbage also served on active duty in the U.S. Navy as a Naval aviator and recorded more than 3,000 flight hours in 38 types of military aircraft before retiring as a Captain in the U.S. Naval Reserve in 1994. Mr. Burbage currently serves as a director of Terma North America, Inc. and XCOR Aerospace, a spacecraft and rocket engineering company. Mr. Burbage received a B.S. in aerospace engineering from the U.S. Naval Academy and holds an M.S. in aeronautical systems from the University of West Florida and an M.B.A. from the University of California, Los Angeles.

Specific Qualifications, Attributes, Skills and Experience:

Chief Executive Officer or Executive Experience
Mr. Burbage was the Lockheed Martin executive responsible for the F-35 Joint Strike Fighter program from its inception to adoption. He brings to the board the experience of managing a complex global program involving U.S. military and international customers and global industrial partners.

Extensive Global or International Business Experience
Mr. Burbage's leadership of the F-35 Joint Strike Fighter program involved international business development activities on a global basis. The F-35 was sold to more than 10 countries and involved a global manufacturing capability. This experience is particularly relevant to us as we pursue larger and more complex international business opportunities.

Defense Industry Related Experience
In addition to decades of experience as an executive of Lockheed Martin, Mr. Burbage previously served as a Naval aviator and test pilot. He received numerous industry awards, including the U.S. Naval Academy/Harvard Business Review Award for Ethical Leadership. His defense industry and Naval officer experience provides important insights to the board on our largest business and customer set.

Science, Technology and Innovation Experience
Mr. Burbage has an extensive engineering background. He has a B.S. in aeronautical engineering from the U.S. Naval Academy and an M.S. in aeronautical systems from the University of West Florida. He applied this technical and engineering knowledge as a Naval aviator and in his management roles at Lockheed Martin. This background and experience is critically important to the board because of the innovative nature and technical complexity of our products.

   2016 NOMINEES FOR CLASS I DIRECTORS

Charles Holland

Director since:	2004

Age:	70

Board Committees and Leadership:	Member of Nominating and Corporate Governance Committee

Summary of Experience	General Holland has served as a member of our board of directors since 2004. General Holland retired as Commander, Headquarters U.S. Special Operations Command, or USSOCOM, in November 2003 and currently serves as an independent consultant for various entities. Mr. Holland has been a consultant of the company since February 2004. Prior to his retirement, Mr. Holland was responsible for all special operations forces of the Army, Navy and Air Force, both active duty and reserve. Mr. Holland entered the United States Air Force in 1968. He has commanded a squadron, two Air Force wings, served as Deputy Commanding General of the Joint Special Operations Command, and was Commander of the Special Operations Command, Pacific. Prior to commanding USSOCOM, he commanded the Air Force Special Operations Command and was the Vice Commander of U.S. Air Forces in Europe. Mr. Holland serves on the board of directors of a number of private companies in the defense industry, including SELEX Galileo, Inc., Augusta Westland N.A. Inc., and TENAX Aerospace and on the Executive Advisory Board of Cubic Global Defense along with being on the Advisory Boards of General Atomics Aeronautical Systems, Inc. and Camber Corporation. Mr. Holland has a B.S. in aeronautical engineering from the U.S. Air Force Academy, an M.S. in business management from Troy State University (W. Germany) and an M.S. in astronautical engineering from the Air Force Institute of Technology.

Specific Qualifications, Attributes, Skills and Experience:

Defense Industry and Senior Military Experience
Mr. Holland brings to the board of directors his perspective and expertise as a warfighter and senior commander and as a senior consultant to the defense industry. He offers critical insight into the needs and demands of our UAS customers.

Extensive Knowledge of the Company
As a result of General Holland's years of experience as a director and his service as a consultant to the company, he has extensive knowledge of our products, business and personnel, which provides a valuable perspective to the board.

Extensive Global or International Business Experience
As a result of his military service and consulting experience, General Holland has extensive international business experience, including knowledge of international military customers, which is highly relevant to our expanding international UAS business.

Science, Technology and Innovation Experience
General Holland has extensive experience working with aerospace and other engineering and technology companies and currently serves on the board of directors of several companies in such industries, including SELEX Galileo, Augusta Westland N.A., and TENAX Aerospace, and on the advisory board of Cubic Global Defense, General Atomics Aeronautical Systems, Inc., and Camber Corporation. He also holds a bachelor's degree in aeronautical engineering and a master's degree in astronautical engineering. General Holland's significant experience working with technology companies is valuable to the board given the company's product lines and the industries in which the company operates.

   2016 NOMINEES FOR CLASS I DIRECTORS

Edward R. Muller

Director since:	2013

Age:	64

Board Committees and Leadership:	Chair of Audit Committee and member of Compensation Committee

Summary of Experience	Mr. Muller has served as a member of our board of directors since 2013. Mr. Muller has served as Vice Chairman of NRG Energy, Inc., or NRG, a U.S. based producer and retail supplier of electricity since December 2012. Prior to the merger in 2012 of NRG and GenOn Energy Inc., Mr. Muller served as the Chairman and Chief Executive Officer of GenOn, which also produced and sold electricity in the United States, a position he held beginning in 2010. From 2005 to 2010, Mr. Muller was Chairman and Chief Executive Officer of Mirant Corporation, which produced and sold electricity in the United States and internationally. Previously, Mr. Muller served as President and Chief Executive Officer of Edison Mission Energy until 2000, which produced electricity in the United States and internationally. Mr. Muller previously served as Vice President, Chief Financial Officer, General Counsel and Secretary of Whittaker Corporation, a conglomerate with activities in aerospace, chemicals, healthcare and metals. Mr. Muller serves as a director of Transocean Ltd., an offshore oil and gas driller, and previously served as a director of Contact Energy, Ltd., Edison Mission Energy, Interval, Inc., Oasis Residential, Inc., Ormat Technologies, Inc., RealEnergy, Inc., RigNet Inc., Strategic DataCorp., The Keith Companies, Inc., and Whittaker Corporation. Mr. Muller is a member of the Council on Foreign Relations, the Pacific Council on International Policy and the Board of Trustees of the Riverview School, which he chairs, and previously was Chairman of the U.S.-Philippines Business Committee and Co-Chairman of the International Energy Development Council. Mr. Muller received his undergraduate degree from Dartmouth College and a J.D. from Yale Law School.

Specific Qualifications, Attributes, Skills and Experience:

Chief Executive Officer and Executive Experience
Mr. Muller brings broad and extensive executive leadership experience to our board, having served as Chief Executive Officer of large companies producing electricity for more than 15 years and as Chief Financial Officer and General Counsel of Whittaker Corporation.

Related Industry Experience – Energy
Mr. Muller provides the board with an intimate understanding of the U.S. and global electricity industry in support of the company's electric vehicle strategy, international business operations and multi-product portfolio strategy.

Public Company Board Experience
Serving or having served as a director of 11 different public companies, Mr. Muller brings tremendous business and corporate governance oversight experience to the company and its board.

Financial Expertise
Mr. Muller has extensive financial and accounting experience as a Chief Executive Officer of several energy companies and as Chief Financial Officer of Whittaker Corporation and from serving on numerous public company audit committees. Our board and Audit Committee benefit from Mr. Muller's extensive financial and accounting experience.

Extensive Global or International Business Experience
Mr. Muller has extensive international business experience and is a recognized expert on international policy and energy development. Besides his substantial international business experience as a Transocean Ltd. director, Mr. Muller serves as a Member of the Council on Foreign Relations, the Pacific Council on International Policy and was previously Chairman of the U.S.-Philippines Business Committee and Co-Chairman of the International Energy Development Council.

   2016 NOMINEES FOR CLASS I DIRECTORS

Continuing Directors

Timothy E. Conver

Director since:	1988

Age:	72

Board Committees and Leadership:	Member of Executive Committee

Summary of Experience	Mr. Conver served as our President from November 1990 and as our Chief Executive Officer from 1992 until his retirement in May 2016. Prior to joining AeroVironment, Mr. Conver served as President of Whittaker Electronic Resources, a supplier of engineered products for military electronics and industrial instrumentation, for 10 years. Mr. Conver is a graduate of the University of Montana and received his M.B.A. from the University of California, Los Angeles.

Specific Qualifications, Attributes, Skills and Experience:

Chief Executive Officer and Executive Experience
Mr. Conver has extensive executive leadership experience, having served as the Chief Executive Officer of the company for over 20 years and as President of Whittaker Electronic Resources for 10 years.

Extensive Knowledge of the Company's Business
His knowledge of all aspects of our business and history and his extensive experience managing companies providing high-technology solutions to military and industrial customers, and deploying practical innovation focused on current and future customer needs, position him well to serve as a director and as our Chairman of the Board.

Defense Industry Experience
Mr. Conver's extensive knowledge and experience in the defense industry was gained through a long and successful career focused on providing high-technology products and innovation to defense customers throughout the U.S. government and internationally.

Commercial Business Experience
Mr. Conver has considerable experience in the commercial aerospace and industrial industries from his service as President of Whittaker Electronic Resources and Chief Executive Officer of the company. His experience in commercial business is beneficial to the board as the company expands its commercial business operations.

Arnold L. Fishman

Director since:	1998

Age:	71

Board Committees and Leadership:	Lead Independent Director; Chair of Compensation Committee

Summary of Experience	Mr. Fishman has served as a member of our board of directors since 1998. Mr. Fishman is the founder of Lieberman Research Worldwide, a leading global market research firm, and Interviewing Service of America, a supplier of market survey services. Mr. Fishman served as the Chairman of Lieberman Research Worldwide and Interviewing Service of America from 1979 and 1983, respectively, until July 2015 when he sold his interests in the companies. Mr. Fishman received his B.S. in psychology from Brooklyn College.

Specific Qualifications, Attributes, Skills and Experience:

Chief Executive Officer and Executive Experience
Mr. Fishman has extensive executive experience as the founder of a market research business and market survey business that grew under his leadership to a company that now conducts market research in over 80 countries around the world.

Extensive Knowledge of the Company Mr. Fishman has extensive knowledge and understanding of the company's business, products and personnel gained from 17 years of service as a director.

Related Industry Experience – Marketing and Communication
Mr. Fishman brings to the board critical insight into purchasing behaviors and communications and their relationship to successful business decision-making, which is important to our expanding commercial and consumer products businesses.

   2016 NOMINEES FOR CLASS I DIRECTORS

Science, Technology and Innovation Experience
Mr. Fishman has a track record of successfully developing and implementing innovative business models and practices as an entrepreneur, having founded and led several innovative market research businesses. Mr. Fishman serves as Co-Chairman of AppliedVR, LLC, a technology company using virtual reality to alter behavior in positive ways covering health, safety training, police empathy and other social issues. Mr. Fishman also represented a major film production studio in Croatia and created various innovative film financing vehicles supporting co-productions with major U.S. studios. This background and experience provides an important perspective to the board given the company's innovative culture and long history of successful innovation.

Catharine Merigold

Director since:	2015

Age:	60

Board Committees and Leadership:	Member of Audit Committee

Summary of Experience	Ms. Merigold has been investing in and advising high-growth technology businesses for over 20 years as a venture capitalist. She was a Vice President at Centennial Ventures from 1992 to 1994, and then founded and has been the managing partner of Vista Ventures, a venture firm specializing in investing in software, digital media and network sectors, since January 2000. Prior to founding Vista Ventures, Ms. Merigold served as the President and Chief Executive Officer of University Technology Corporation, a company that managed all technology transfer and associated equity holdings for the University of Colorado system, from 1999 to 2000, and as Vice President of Marketing and Sales for US West Wireless. She began her career at Hewlett-Packard Company, serving in a variety of technical, marketing and sales management roles, including several years spent in Europe. Ms. Merigold has served on a number of corporate boards and currently serves as a board observer for Market Force Information, Inc., a provider of customer intelligence solutions to large consumer companies, and a board member of P2Binvestor, Inc., a crowdlending platform providing asset based lines of credit to businesses, the Colorado Technology Association, and University License Equity Holdings Inc. (ULEHI), which manages all the equity holdings associated with technology transfer of the University of Colorado. Ms. Merigold holds a B.S. in electrical engineering, with honors, from Washington University in St. Louis and an M.B.A. from Stanford University.

Specific Qualifications, Attributes, Skills and Experience:

Extensive Global or International Business Experience
Ms. Merigold has substantial international business experience gained from her experience at Hewlett-Packard in Europe and previous experience working for the French power company EDF-GDF. Her international experience is important to the board given the company's growing international business.

Science, Technology and Innovation Experience
As a venture capitalist, Ms. Merigold has experience working with numerous technology companies and companies providing innovative solutions, including serving as a board member of P2Binvestor, Inc. and Tendril Networks, Inc., a provider of energy services management software. Given the company's innovative culture and the technical nature of its products, Ms. Merigold's experience working with technology companies provides useful insight to the board.

Related Industry Experience – Marketing
Ms. Merigold provides the board with unique insight into marketing and consumer purchasing behaviors, gained through experience in marketing positions with Hewlett-Packard and US West Wireless, and as a director of Market Force Information. Her extensive knowledge of marketing and purchasing behavior provides the board with critical knowledge for the expansion of our commercial business.

Investment Expertise
Ms. Merigold has seved as a venture capitalist for over twenty years, serving as Vice President and a Partner of Centennial Ventures and later founding and serving as Managing Partner of Vista Ventures. Her significant experience as a venture capitalist has provided her with key understanding of the variables that lead to high-growth success of businesses, which enables Ms. Merigold to provide valuable insight to the board in evaluating potential strategic investments and opportunities.

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Experience Scaling and Growing Startup and Small Business
Through her venture capital experience, Ms. Merigold has gained extensive experience helping companies navigate their way through the startup and high growth phases into becoming a significant operational business. Her experience working with high-growth companies in a variety of industries brings valuable knowledge to the board regarding scaling and growing business into successful businesses, which assists the board in evaluating the company's growth strategy for new market opportunities and potential strategic arrangements.

Data Analytics Experience
Ms. Merigold brings to the board critical knowledge of data analytics, gained through her experinece at US West Wireless, where she implemented and oversaw a data analytics program, as well as through her role as an advisory board member at Market Force Information, which utilizes data analytics in its products and services. Her experience with data analytics is very valuable to the board as the company grows its commercial business.

Wahid Nawabi

Director since:	2016

Age:	47

Board Committees and Leadership:

Summary of Experience	Mr. Nawabi has served as our President and Chief Executive Officer since May 2016. Previously, Mr. Nawabi served as our President and Chief Operating Officer from January 2016 to May 2016 and as Senior Vice President and Chief Operating Officer from April 2015 to January 2016. He also served as Senior Vice President and General Manager, Efficient Energy Systems from December 2011 to April 2015. Prior to joining the company, Mr. Nawabi served as Vice President, Global Sales of Altergy Systems, a designer and manufacturer of fuel cell power systems, from March 2010 through November 2011, and as Vice President, Americas, and Vice President, Global Sales for C&D Technologies, a producer and marketer of electrical power storage and conversion products, from February 2009 through March 2010. Prior to joining C&D Technologies, Mr. Nawabi worked for 16 years with American Power Conversion Corporation, a provider of power protection products and services, in a succession of positions of increasing responsibility, most recently as Vice President, Enterprise Segment, North America and Canada. During his 16 year tenure at American Power Conversion, Mr. Nawabi was instrumental to the company's growth into global market leadership positions in power protection and data center physical infrastructure, with significant roles in starting and growing the company's data center physical infrastructure business and in developing and expanding the company's business across Europe and Asia. Mr. Nawabi has a B.S. in electrical engineering from the University of Maryland, College Park.

Specific Qualifications, Attributes, Skills and Experience:

Chief Executive Officer and Executive Experience
Mr. Nawabi brings significant executive and leadership experience to the board from his experience in various executive roles at the company since 2011 and his prior experience at Altergy Systems, C&D Technologies and American Power Conversion.

Extensive Knowledge of the Company's Business
Mr. Nawabi has gained extensive knowledge of our business operations since joining our company in 2011 as Senior Vice President and General Manager, Efficient Energy Systems. His knowledge of all aspects of our business, operations and products, including his current service as our President and Chief Executive Officer, allows him to bring valuable practical information and insight to the board.

Extensive Global or International Business Experience
Through his experience as Vice President, Global Sales of Altergy Systems and of C&D Technologies, as well as his service as our Chief Operating Officer, President and Chief Executive Officer, Mr. Nawabi has gained extensive international business experience. At C&D Technologies, Mr. Nawabi helped expand and grow the business throughout Latin America, which led to the expansion of the company's presence both in manufacturing capacity as well as sales, marketing and customer service in such regions. Additionally, Mr. Nawabi helped develop American Power Conversion's business across Europe and Asia. As our international sales continue to increase, Mr. Nawabi's international experience will be a valuable asset to our board.

Science Technology and Innovation Experience
As the General Manager of the company's EES business segment, Mr. Nawabi oversaw the launch of multiple innovative and successful new products to market and was responsible for revamping the division's product development processes, which were eventually implemented across the company's UAS segment as well. Additionally, while at American Power Conversion, Mr. Nawabi was instrumental in launching numerous innovative products to market, many of which were recognized as "industry firsts."

   2016 NOMINEES FOR CLASS I DIRECTORS

Experience Scaling and Growing Startup and Small Business
During his tenure at American Power Conversion, Mr. Nawabi was instrumental and led the core leadership team in growing and scaling the company's data center physical infrastructure business, taking the business from its inception to a global leader with $600 million in annual global revenues. Mr. Nawabi's experience in growing and scaling businesses will provide valuable insight to the board as the company seeks to grow its commercial operations and evaluates potential strategic transactions.

Data Analytics Experience
During his tenure at American Power Conversion, Mr. Nawabi was involved in the development and marketing of complex software and data analytics products, including the StruxureWare software platform, to the global data center physical infrastructure market which helped customers monitor and make more informed decisions regarding their data center critical infrastructure. Mr. Nawabi's experience with the development and marketing of the StruxureWare software platform, which was internally developed by American Power Conversion during Mr. Nawabi's tenure at the company, provided him with significant hands on experience and knowledge of data analytics, which will be of benefit to AeroVironment as it expands its commercial UAS business.

Stephen F. Page

Director since:	2013

Age:	76

Board Committees and Leadership:	Member of Audit Committee and Chair of Nominating and Corporate Governance Committee

Summary of Experience	Mr. Page has served as a member of our board of directors since 2013. Mr. Page has served on the board of directors and audit committees of Lowe's Companies, Inc., a home improvement retailer, from 2003 to 2012, PACCAR, Inc., one of the largest manufacturers of medium and heavy duty trucks in the world, from 2004 to 2012, and Liberty Mutual Holding Company Inc., one of the largest property and casualty insurance companies in the U.S., where he was lead director. Before retiring in 2004, Mr. Page served in many leadership roles at United Technologies Corporation, a provider of high-technology products and services to the global aerospace and building systems industries, including director, Vice Chairman and Chief Financial Officer, and President and Chief Executive Officer of Otis Elevator, an $8 billion division of United Technologies. Mr. Page holds a B.S. in business administration from Loyola Marymount University and J.D. from Loyola Law School.

Specific Qualifications, Attributes, Skills and Experience:

Chief Executive Officer and Executive Experience
Mr. Page has extensive executive leadership experience at large public companies. He served as Chief Financial Officer of United Technologies, a global provider of high-technology products and support services in the aerospace and building industries with current revenues of over $60 billion, and he also served as Chief Executive Officer of Otis Elevator, an $8 billion revenue operating unit of United Technologies, as Chief Financial Officer of Black & Decker Corporation, a manufacturer of power tools, and as General Counsel of the McCullough Corporation subsidiary of Black & Decker.

Extensive Global or International Business Experience
Mr. Page gained extensive experience leading international businesses in his executive leadership roles at United Technologies and as a director of PACCAR. This international business experience is extremely valuable to us as international business becomes an increasingly important component of our business.

Defense and Related Industry Experience
From his experience in leadership roles at United Technologies, Mr. Page brings highly relevant experience to our military-focused unmanned aircraft systems business. As a director of PACCAR, one of the world's largest manufacturers of medium and heavy-duty trucks, Mr. Page gained experience relevant to our electric vehicle products.

Commercial Business Experience
Mr. Page gained substantial experience in commercial business operations through his positions at United Technologies and Black & Decker Corporation. Mr. Page's commercial business experience is of significant importance to the board as the company expands its commercial operations.

Public Company Board Experience
Mr. Page's service as Vice Chairman of United Technologies and as the Lead Independent Director at Liberty Mutual and his experience as a director of United Technologies, PACCAR and Lowe's provides us with valuable corporate governance and board leadership experience.

Financial Expertise
Having served as Chief Financial Officer of two major public companies and as Audit Committee Chair of Lowe's, PACCAR and Liberty Mutual, Mr. Page brings a wealth of financial, capital allocation and audit committee experience to the company and the board.

   2016 NOMINEES FOR CLASS I DIRECTORS

SUMMARY OF DIRECTOR NOMINEES

The following information and graphics summarizes the qualifications of the nominees for Class I director and the other members of the board. Based on a careful assessment, the Nominating and Corporate Governance Committee and the board concluded that each nominee is qualified to serve as a director and that the collective board, including the nominees for election, possess the necessary qualifications, attributes, skills and experience to provide effective oversight of the business and provide strategic advice and counsel to the company's management.

All nominees and other directors exhibit:

•	High integrity	•	Innovative thinking
•	Proven record of success	•	Knowledge of corporate governance

Our director nominees and other directors bring a balance of important skills to our boardroom

The fact that an item is not highlighted for a director does not mean that the director does not possess that qualification, attribute, skill or experience.

   2016 NOMINEES FOR CLASS I DIRECTORS

Our director nominees and other directors provide an effective mix of experience and fresh perspective.

INDEPENDENCE

PRIOR BOARD SERVICE

   CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

Board of Directors and Committees

Our board of directors functions in a collaborative manner and all directors play an active role in overseeing the company's business both at the board and committee levels. The 2016 director nominees consist of three Class I director nominees, all of whom are independent directors and each of whom has significant executive leadership experience and extensive knowledge of the company's business.

Pursuant to our bylaws, our board must annually elect one of its members to serve as Chairman of the Board, who shall preside over meetings of the board and stockholders, consult and advise the board and its committees on the business and affairs of the company, and perform such other duties as may be assigned by the board. Our bylaws also require the board to designate annually an independent director to serve as the Lead Independent Director. The designation of a Lead Independent Director is for a one-year term and a Lead Independent Director may be eligible for re-election at the end of that term. Designation as such does not impose on the Lead Independent Director any obligation or standard greater than or different from those of the company's other directors. The Lead Independent Director has the following roles and responsibilities:

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presides at all meetings of the board or stockholders at which the Chairman of the Board is not present;

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serves as a liaison on board-related issues between the Chairman of the Board and the independent directors;

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reviews and provides input to the Chairman of the Board regarding the nature, scope and timeliness of information that management provides to the board;

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reviews and provides input to the Chairman of the Board regarding the agendas for board meetings and the annual schedule of board meetings;

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presides at meetings of the independent directors and apprises the Chairman of the Board of the issues discussed, as appropriate; and

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performs such other duties as the board may from time to time delegate.

Our officers, under the direction of our Chief Executive Officer, are generally in charge of the day-to-day affairs of the company, subject to the powers reserved to the board.

As set forth in the company's Corporate Governance Guidelines, regularly scheduled executive sessions of independent directors are held at least twice per year. In addition, the non-employee directors also hold regular executive sessions. These meetings allow our independent and non-employee directors to discuss issues of importance to the company, including the business and affairs of the company, as well as matters concerning management, without any member of management present. Independent directors chair all of the board committees (except our Executive Committee), which are described below.

We do not have a formal policy regarding the separation of the roles of Chairman of the Board and Chief Executive Officer. The company's governance framework provides the board with flexibility to select the appropriate leadership structure for the company. In making leadership structure determinations, including whether to separate or combine the Chairman of the Board and Chief Executive Officer roles, the board considers many factors, including the specific needs of the business and what is in the best interests of the company's stockholders.

Board Leadership Structure

Our current leadership structure is as follows:

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Chairman of the Board: Timothy E. Conver

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Lead Independent Director: Arnold Fishman

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Chief Executive Officer: Wahid Nawabi

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Committees led by independent directors

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Active engagement by all directors

The board believes that our current leadership structure, which consists of a non-independent Chairman of the Board, a separate Chief Executive Officer who is also a member of the board, an independent director serving as Lead Independent Director and strong, active independent directors, is the optimal structure to guide our company and maintain the focus required to achieve our business goals. The board believes this structure provides an effective balance between strong company leadership and appropriate safeguards and oversight by independent directors.

Prior to May 2016, Mr. Cover served as our Chairman of the Board and Chief Executive Officer. Upon Mr. Conver's retirement as our Chief Executive Officer

   CORPORATE GOVERNANCE

on May 2, 2016, a position Mr. Conver held since 1992, the board separated our Chairman of the Board and Chief Executive Officer positions, with Mr. Conver continuing as our Chairman of the Board and Mr. Nawabi assuming the role of Chief Executive Officer.

The board determined that separating the roles of Chairman of the Board and Chief Executive Officer is the most appropriate structure at this time, as it permits Mr. Nawabi to focus his full attention to our business and operations during this leadership transition period. Additionally, this structure allows Mr. Conver, who has extensive knowledge of our business and operations as our former President and Chief Executive Officer, to focus his attention to the company's strategic issues considered by our board. In addition, the board believes that Mr. Conver's interest as a significant stockholder is strongly aligned with his fiduciary duties as a director of the company.

Role in Risk Oversight

Our board of directors is responsible for overseeing our risk management. The board delegates many of these functions to the Audit Committee. Under its charter, the Audit Committee is responsible for discussing with management the company's policies with respect to risk assessment and risk management. The committee is chartered to discuss with management our significant risk exposures and the actions management has taken to limit, monitor or control such exposures. In addition to the Audit Committee's work in overseeing risk management, our full board engages in discussions of the most significant risks that we face and how these risks are being managed.

Board Meetings

Under the company's bylaws, regular meetings of the board are held at such times as the board may determine. Special meetings of the board may be called by the Chairman of the Board or the President on 48 hours' notice to each director or by the President or the Corporate Secretary after receiving a written request of two directors on 48 hours' notice. The board held 9 meetings in fiscal year 2016. Each director attended at least 75% of all meetings of the board of directors and each committee on which he or she sat during fiscal year 2016.

Annual Meeting Attendance

The company does not have a formal policy regarding directors' attendance at annual meetings of stockholders, but encourages all directors to attend such meetings. All members of our board, who were serving as directors at the time, attended the 2015 annual meeting of stockholders.

Board Committees

The board has an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and an Executive Committee. The board has adopted a written charter for each of these committees which is available on the company's website www.avinc.com by clicking on "Investors" and then "Corporate Governance." All of the members of each of these standing committees (other than the Executive Committee) meet the criteria for independence prescribed by the SEC and Nasdaq. The information contained on our website is not incorporated by reference into, and does not form a part of, this proxy statement. Our board of directors may establish other committees to facilitate the management of our business. Additional information about the committees is provided below.

Audit Committee

Committee Chair:	Edward R. Muller
Other Committee Member:	Stephen F. Page and Catharine Merigold
Meetings held in FY 2016:	6

The board has determined that Mr. Muller and Mr. Page qualify as audit committee financial experts as defined by the rules of the SEC. All committee members are able to read and understand fundamental financial statements in accordance with Nasdaq requirements. Our Audit Committee's main function is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships and the audits of our financial statements. This committee's responsibilities include:

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selecting and hiring our independent registered public accounting firm;

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evaluating the qualifications, independence and performance of our independent registered public accounting firm;

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reviewing and approving the audit and non-audit services to be performed by our independent registered public accounting firm;

   CORPORATE GOVERNANCE

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reviewing the design, adequacy, implementation and effectiveness of our internal controls established for finance, accounting, legal compliance and ethics;

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reviewing the design, adequacy, implementation and effectiveness of our critical accounting and financial policies;

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overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

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reviewing with management and our independent registered public accounting firm our annual and quarterly financial statements;

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reviewing with management and our independent registered public accounting firm any earnings announcements or other public announcements concerning our operating results;

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establishing procedures for the receipt, retention and treatment of complaints (including procedures for receiving and handling complaints on a confidential and anonymous basis) regarding accounting, internal accounting controls or auditing matters, including employee concerns regarding questionable accounting or auditing matters;

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preparing the audit committee report that the SEC requires in our annual proxy statements; and

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reviewing and approving any related party transactions.

The Code of Business Conduct and Ethics, or code of conduct, is our code of ethics for directors, executive officers and employees. Any amendment to the code of conduct that applies to our directors or executive officers may be made only by the board or a board committee and will be disclosed on our website. The code of conduct is available at http://investor.avinc.com. The Audit Committee charter and the code of conduct are also available in print to any stockholder who requests them.

Compensation Committee

Committee Chair:	Arnold L. Fishman
Other Committee Members:	Charles Thomas Burbage and Edward R. Muller
Meetings held in FY 2016:	6

Our Compensation Committee's purpose is to assist our board of directors in determining the development plans and compensation for our senior management and the compensation to be paid to directors for board and committee service. The Compensation Committee of our board is comprised of three independent directors. The Compensation Committee's responsibilities with respect to executive compensation are:

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to review our compensation philosophy;

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to review and recommend to the board corporate goals and objectives relating to the compensation of our Chief Executive Officer, evaluate the performance of our Chief Executive Officer in light of those goals and objectives and review and recommend to the board the compensation of our Chief Executive Officer (unless such decisions require approval by our Compensation Committee to the extent such compensation is intended to be qualified performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code);

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to review and approve all compensation of our executive officers and all other officers subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act;

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to review all employment agreements and severance arrangements of executive officers;

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to review all annual bonus, long-term incentive compensation, stock option, employee pension and welfare benefit plans;

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to review and approve the Compensation Discussion and Analysis contained in this proxy statement; and

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to review and approve executive officer indemnification and insurance matters.

In addition, the Compensation Committee is responsible for the general administration of all executive compensation plans, including:

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setting performance goals for our executive officers and reviewing their performance against these goals;

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approving all amendments to, and terminations of, all compensation plans and any awards under such plans;

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granting awards under any performance-based annual bonus, long-term incentive compensation and equity compensation plans to executive officers; and

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making recommendations to the board with respect to awards for directors under our equity incentive plans.

   CORPORATE GOVERNANCE

In addition, the Compensation Committee has the sole authority, in accordance with applicable securities laws, rules and regulations and Nasdaq listing standards, to retain and/or replace, as needed, any independent counsel, compensation and benefits consultants and other outside experts or advisors as the Compensation Committee believes to be necessary or appropriate. The Compensation Committee is responsible for the appointment, compensation and oversight of the work of any compensation advisors retained by the Compensation Committee. Subject to any exceptions under the Nasdaq listing standards, prior to selection and engagement of any compensation advisor, the Compensation Committee will undertake an analysis of the independence of each such compensation advisor under the independence factors specified in the applicable requirements of the Exchange Act and the Nasdaq listing standards. The company will provide for appropriate funding, as determined by the Compensation Committee in its sole discretion, for payment of compensation to any compensation advisors retained by the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

The current members of our Compensation Committee are Arnold L. Fishman, Charles Thomas Burbage, and Edward R. Muller. None of the current or proposed members of our Compensation Committee at any time has been one of our executive officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or Compensation Committee of any entity that has one or more executive officers serving on our board of directors or Compensation Committee.

Nominating and Corporate Governance Committee

Committee Chair:	Stephen F. Page
Other Committee Members:	Charles Thomas Burbage Charles R. Holland
Meetings held in FY 2016	6

Our Nominating and Corporate Governance Committee's purpose is to assist our board by identifying individuals qualified to become members of our board of directors, consistent with criteria set by our board, and to develop our corporate governance principles. This committee's responsibilities include:

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evaluating the composition, size and governance of our board of directors and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

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administering a policy for considering stockholder nominees for election to our board of directors;

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evaluating and recommending candidates for election to our board of directors;

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overseeing our board of directors' performance and self-evaluation process; and

•

reviewing our corporate governance principles and providing recommendations to the board regarding possible changes.

Our board of directors believes that it should be composed of directors with varied, complementary backgrounds and that directors should, at a minimum, have expertise that may be useful to the company. Directors should also possess the highest personal and professional ethics and should be willing and able to devote the required amount of time to our business.

When evaluating director candidates, the Nominating and Corporate Governance Committee takes into account the degree to which a candidate fulfills the criteria contained in the Corporate Governance Guidelines and other factors consistent with those guidelines, including the following:

•

independence from management;

•

personal and professional integrity, ethics and values;

•

practical and mature business judgment;

•

experience as a Chief Executive Officer, President or other executive officer of a public or large private company;

•

extensive knowledge of the company's business or experience in one or more industries in which we compete, including aerospace and defense, alternative energy, automotive or industrials;

•

global and international business experience;

•

strategic development activities, including mergers, acquisitions, partnerships and venture capital transactions;

•

experience in marketing, engineering, technology and innovation, operations, supply chain and manufacturing, and legal;

•

a high degree of financial literacy and experience;

•

experience as a board member of another publicly-held company;

•

diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

   CORPORATE GOVERNANCE

•

data analytics experience;

•

commercial business experience; and

•

experience in scaling or growing a startup or small business into a significant business.

The Nominating and Corporate Governance Committee will consider candidates for director suggested by stockholders applying the criteria for candidates described above and considering the additional information referred to below. Stockholders wishing to suggest a candidate for director should write to the Corporate Secretary and include:

•

a statement that the writer is a stockholder and is proposing a candidate for consideration by the committee;

•

the name of and contact information for the candidate;

•

a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;

•

with respect to each of the proposing stockholder and the candidate, the class and number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record;

•

with respect to each of the proposing stockholder and the candidate, any derivative, swap or other transaction, or series of transactions, the purpose or effect of which is to give such party economic risk similar to ownership of shares of our capital stock;

•

with respect to each of the proposing stockholder and the candidate, any proxy, agreement, arrangement, understanding or relationship that confers a right to vote any of our shares of capital stock;

•

with respect to each of the proposing stockholder and the candidate, any agreement, arrangement, understanding or relationship engaged in, directly or indirectly, to reduce the level of risk of loss to, or increase or decrease the voting power of, such party with respect to our shares of capital stock, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of our shares of capital stock;

•

with respect to each of the proposing stockholder and the candidate, any right to dividends on any of our shares of capital stock owned beneficially by such party that are separated from our underlying shares of capital stock;

•

with respect to each of the proposing stockholder and the candidate, opportunity to profit from, or any performance-related fees such party is entitled to, based on the increase or decrease in the value of any of our shares of capital stock;

•

all information relating to the proposing stockholder and the candidate that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies or consents for election of directors in a contested election pursuant to Section 14 of the Exchange Act (including such candidate's written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

•

a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among the proposing stockholder, on the one hand, and the candidate, his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K promulgated under the Exchange Act if such proposing stockholder were the "registrant" for purposes of such rule and the candidate were a director or executive officer of such registrant; and

•

a completed and signed questionnaire, representation and agreement with respect to the candidate's background, any voting commitments or compensation arrangements and the candidate's commitment to abide by our Corporate Governance Guidelines.

In addition, we may require any candidate to furnish such other information as may reasonably be required by us to determine the eligibility of such candidate to serve as an independent director in accordance with our Corporate Governance Guidelines or that could be material to a reasonable stockholder's understanding of the independence or lack of independence of such candidate.

Before nominating a sitting director for re-election at an annual meeting, the Nominating and Corporate Governance Committee will consider:

•

the director's performance on the board of directors; and

•

whether the director's re-election would be consistent with our Corporate Governance Guidelines.

   CORPORATE GOVERNANCE

Executive Committee

Committee Chair:	Timothy E. Conver
Other Committee Members:	Charles Thomas Burbage
Meetings held in FY 2016:	0

Our Executive Committee's purpose is to exercise the powers of the board of directors when the board is not in session, subject to specific restrictions as to powers retained by the full board of directors or delegated to other committees of the board of directors. Powers retained by the full board of directors include those relating to amendments to our certificate of incorporation and bylaws, mergers, consolidations and sales or exchanges involving substantially all of our assets.

Board Self-Evaluations

The board of directors conducts annual self-evaluations to assess the qualifications, attributes, skills and experience represented on the board and to determine whether the board and its committees are functioning effectively. During the year, the Nominating and Corporate Governance Committee receives input on the board and committee performance from directors and discusses the input with the full board. The self-assessment focuses on the board's contribution to the company and on areas in which the board believes that the board or any of its committees could improve.

Communication with the Board

The board has established a process to facilitate communication with stockholders and other interested parties. Communications can be addressed to the directors in care of the Corporate Secretary, 800 Royal Oaks Drive, Suite 210, Monrovia, CA 91016 or by

email to corporatesecretary@avinc.com. At the direction of the board, all mail received may be opened and screened for security purposes. The board of directors has requested that certain items that are unrelated to the duties and responsibilities of the board of directors should be excluded, including the following: junk mail and mass mailings; product complaints; product inquiries; new product suggestions; resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, with the provision that any communication that is not distributed will be made available to any independent director upon request. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to "outside directors" or "non-employee directors" will be forwarded or delivered to the Lead Independent Director. Mail addressed to the "board of directors" will be forwarded or delivered to the Chairman of the Board.

Commitment to Good Corporate Governance

The board has adopted various policies and guidelines as part of the company's commitment to good corporate governance. Examples of such polices include:

•

anti-hedging and anti-short sale polices for executives, directors and employees;

•

share ownership guidelines and share retention policy for executives and directors; and

•

a compensation recovery policy for executives.

   DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

Compensation of Non-Employee Directors

The general policy of our board of directors is that compensation for non-employee directors should be a mix of cash and equity-based compensation. We do not pay management directors for board service in addition to their regular employee compensation. Our Compensation Committee, which consists solely of independent directors, has the primary responsibility for reviewing and considering any revisions to director compensation. The board of directors reviews the Compensation Committee's recommendations and determines the amount of director compensation.

The Compensation Committee's independent compensation consultant during fiscal year 2016, Compensia, Inc., a national compensation consulting firm, assisted the board of directors in setting director compensation for fiscal year 2016.

In June 2015, Compensia provided recommendations regarding our director compensation programs based on director compensation data compiled from the annual reports and proxy statements of companies generally considered comparable to us as determined by the Compensation Committee. The fiscal year 2016 peer group consisted of the companies listed below. The peer companies had a median twelve month trailing revenue of $668 million versus our trailing twelve month revenue of $246 million and a median market capitalization of $968 million versus our market capitalization of $611 million, calculated by Compensia in June 2015.

  Aerojet Rocketdyne Holdings, Inc.
  American Science & Engineering, Inc.
  Astronics Corporation
  Cubic Corporation
  DigitalGlobe, Inc.
  Ducommun Incorporated
  II-VI Incorporated
  iRobot Corporation
  KVH Industries, Inc.
  LMI Aerospace, Inc.
  Maxwell Technologies, Inc.
  Mercury Systems, Inc.
  OSI Systems, Inc.
  The KEYW Holding Corporation
  ViaSat, Inc.

Our board of directors establishes the various components of director compensation with the goal of ensuring that the program is generally competitive with peer practices. After reviewing the peer group compensation data provided by Compensia, the board decided that the annual cash retainer fees and the value of annual equity compensation provided to non-employee directors for fiscal 2016 service should remain at the same levels as in effect for fiscal 2015.

The table below presents the annual cash retainer fees for our non-employee directors in effect in fiscal year 2016.

Director Responsibilities	Annual Retainer

Board Members	$45,000
Lead Independent Director	$10,000
Chair of Audit Committee	$16,000
Audit Committee Member (not including Chair)	$ 6,000
Chair of Nominating and Corporate Governance Committee	$10,000
Nominating and Corporate Governance Committee Member (not including Chair)	$ 2,500
Chair of Compensation Committee	$12,000
Compensation Committee Member (not including Chair)	$ 4,000

Annual retainer amounts are paid in four equal quarterly installments at the beginning of each of our fiscal quarters if the individual is still serving as a director at such time. We also reimburse non-employee directors for out-of-pocket expenses incurred in connection with their service as a director, such as attending board or committee meetings.

   DIRECTOR COMPENSATION

In addition to cash retainer fees, our continuing non-employee directors receive an annual grant of restricted stock awards with an aggregate value of $110,000 on the date of grant (measured by the fair market value per share of our common stock subject to the awards on the date of grant). Newly elected or appointed non-employee directors will be granted restricted stock awards with an aggregate value of $170,000 on the date of grant (measured by the fair market value per share of our common stock subject to the awards on the date of grant). The annual and new director equity grant values were determined by the board to be competitive with non-employee director annual equity awards at comparable companies based on Compensia benchmarking data presented to the board at the meeting and described above.

At its June 2015 meeting, the board of directors approved annual restricted stock awards to our non-employee directors, each with a value of $110,000, which awards began vesting on July 11, 2016. In August 2015, the board of directors approved a restricted stock award to Ms. Merigold with a value of

$170,000 in connection with her appointment in July 2015 as a new Class II director, which award began vesting on August 11, 2016. All of the equity awards granted to non-employee directors vest in five equal annual installments, beginning on the first vesting date.

In December 2015, we entered into letter agreements with each of our non-employee directors that provide for the acceleration of vesting and exercisability of all company stock options and restricted stock awards held by the director upon the completion of a change in control (as such term is defined in our severance protection agreements with our named executed officers described on page 58 below). We entered into a similar letter agreement with Tim Conver upon his retirement as an officer of the company on May 2, 2016.

In June 2016, the board of directors, upon recommendation from the Nominating and Corporate Governance Committee and based on peer group data provided by Compensia, approved an additional annual cash retainer of $50,000 for Tim Conver for his service as Chairman of the Board in fiscal 2017.

Fiscal Year 2016 Non-Employee Director Compensation Table

The following table identifies the compensation paid during fiscal year 2016 to each person who served as a non-employee director during fiscal year 2016.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Restricted Stock Awards[1] ($)	All Other Compensation ($)		Total ($)

Joseph Alibrandi[2]	15,875	—	109,977	—		125,852
Charles Thomas Burbage	59,000	—	109,977	—		168,977
Arnold L. Fishman	59,500	—	109,977	—		169,477
Charles R. Holland	45,625	—	109,977	96,000	[3]	251,602
Catharine Merigold[4]	38,250		169,980			208,230
Edward R. Muller	65,000	—	109,977	—		174,977
Stephen F. Page	61,000	—	109,977	—		170,977

1.
The value of the equity awards equals their grant date fair value as computed in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718 with respect to options and restricted stock awarded to directors during fiscal year 2016. For additional information regarding the valuation assumptions used in the calculation of these amounts, refer to Note 11 to the financial statements included in our annual report on Form 10-K for our 2016 fiscal year, as filed with the SEC.

2.
Mr. Alibrandi retired from the board of directors on July 31, 2015.

3.
Consists of consulting fees received by Mr. Holland. See "Independence Determinations" above for a full description of Mr. Holland's consulting relationship.

4.
Ms. Merigold was appointed as a director and member of the audit committee effective July 31, 2015.

The non-employee members of our board who held such positions on April 30, 2016 held the following aggregate number of unexercised options as of such date:

Name	Number of Securities Underlying Unexercised Options

Charles Thomas Burbage	25,000
Arnold L. Fishman	23,500
Charles R. Holland	21,100
Catharine Merigold	—
Edward R. Muller	25,000
Stephen F. Page	20,000

   DIRECTOR COMPENSATION

The non-employee members of our board who held such positions on April 30, 2016 held the following aggregate number of shares of unvested restricted stock as of such date:

Name	Number of Securities Underlying Unvested Restricted Stock

Charles Thomas Burbage	11,251
Arnold L. Fishman	7,351
Charles R. Holland	7,351
Catharine Merigold	7,261
Edward R. Muller	11,251
Stephen F. Page	11,251

The following table provides a breakdown of fees earned or paid in cash during fiscal year 2016.

Name	Annual Retainers ($)	Lead Independent Director and Committee Chair Retainer Fees ($)	Committee Member Retainer Fees ($)	Total Fees ($)

Joseph Alibrandi	11,250	4,000	625	15,875
Charles Thomas Burbage	45,000	7,500	6,500	59,000
Arnold L. Fishman	45,000	14,500	—	59,500
Charles R. Holland	45,000	—	625	45,625
Catharine Merigold	33,750	—	4,500	38,250
Edward R. Muller	45,000	16,000	4,000	65,000
Stephen F. Page	45,000	10,000	6,000	61,000

Compensation Policies Applicable to Non-Employee Directors

Stock Ownership Guidelines for Non-Employee Directors

In August 2013, our board of directors adopted stock ownership guidelines for our non-employee directors. Under the guidelines, each non-employee director is expected to, within five years of the later of August 6, 2013 or the date on which such person is appointed to the board, own shares of the company's common stock with a market value of no less than three times his or her current annual cash retainer for serving as a member of the board of directors, exclusive of chairperson, committee or meeting fees. Any shares of our common stock held by a member of our board of directors in margin accounts or pledged as collateral for a loan will not be considered for purposes of satisfying the ownership guidelines described above. The company determines progress towards meeting the applicable ownership thresholds and ongoing compliance with the guidelines on the last day of each fiscal year. The table below shows each non-employee director's equity ownership in the company as a multiple of his or her cash retainer and the minimum ownership level required pursuant to these guidelines for each of our current non-employee directors, as of April 30, 2016, including Timothy Conver who retired as an officer of the company in May 2016:

Name	Dollar Value of Equity Ownership as a Multiple of Annual Retainer ($)[1]	Minimum Ownership Level Required as a Multiple of Annual Retainer

Charles Thomas Burbage[2]	2.4x	3x
Timothy E. Conver	1468.5x	3x
Arnold Fishman	183.2x	3x
Charles R. Holland	15.5x	3x
Catharine Merigold[3]	—	3x
Edward R. Muller	3.2x	3x
Stephen F. Page[4]	2.4x	3x

1.
For each non-employee director, calculated by dividing (a) the sum of (1) the aggregate number of shares of vested and unrestricted common stock held by such non-employee director, multiplied by the closing price of $28.88 per share of our common stock on April 30, 2016, plus (2) the amount by which the market value of the shares of common stock underlying vested stock options held

   DIRECTOR COMPENSATION

  by such non-employee exceeds the exercise price of such stock options, if any, by (b) the annual retainer paid to such non-employee director (excluding any annual cash retainer for committee membership or chairmanship or service as lead independent director).

2.
Mr. Burbage has until October 4, 2018 to satisfy the minimum ownership level required under the stock ownership guidelines for non-employee directors.

3.
Ms. Merigold was appointed to the board of directors on July 31, 2015. She has until July 31, 2020 to satisfy the minimum ownership level required under the stock ownership guidelines for non-employee directors.

4.
Mr. Page was appointed to the board of directors on April 24, 2013. He has until August 6, 2018 to satisfy the minimum ownership level required under the stock ownership guidelines for non-employee directors.

Post-Vesting Stock Retention Guidelines

The company has adopted post-vesting stock retention guidelines, which require non-employee directors to hold 50% of net after-tax shares issued upon the vesting of equity awards until their required stock ownership levels are achieved.

Insider Trading and Anti-Hedging Policies

The company's insider trading policies contain stringent restrictions on transactions in company stock by non-employee directors. All trades by non-employee directors must be pre-cleared. Furthermore, no member of our board of directors may use any strategies or products (including derivative securities, such as put or call options, or short-selling techniques) to hedge against potential changes in the value of our common stock.

Stock ownership and retention guidelines and anti-hedging policies for our executive officers, including Mr. Nawabi, are described below under "Executive Compensation and Other Information – Compensation Discussion and Analysis – Stock Ownership Guidelines for Executive Officers."

   RELATED PARTY TRANSACTIONS

RELATED PARTY TRANSACTIONS

Certain Transactions and Relationships

Review and Approval of Related Party Transactions.    All transactions and relationships in which the company and our directors, director nominees and executive officers or their immediate family members are participants are reviewed by our Audit Committee or another independent body of the board of directors, such as the independent and disinterested members of the board. As set forth in the Audit Committee charter, the members of the Audit Committee, all of whom are independent directors, review and approve related party transactions for which such approval is required under applicable law, including SEC and Nasdaq rules. In the course of its review and approval or ratification of a disclosable related party transaction, the Audit Committee or the independent and disinterested members of the board may consider:

•

the nature of the related person's interest in the transaction;

•

the material terms of the transaction, including, without limitation, the amount and type of transaction;

•

the importance of the transaction to the related person;

•

the importance of the transaction to the company;

•

whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the company; and

•

any other matters the Audit Committee deems appropriate.

Reportable Related Party Transactions.    Other than the employment arrangements described elsewhere in this proxy statement, since May 1, 2015, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party in which:

•

the amount involved exceeded or will exceed $120,000; and

•

a director, director nominee, executive officer, holder of five percent or more of any class of our capital stock or any member of his or her immediate family had or will have a direct or indirect material interest.

   EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

The following table sets forth certain information as of August 12, 2016 about our executive officers.

Name	Age	Position (Current Class of Director)

Wahid Nawabi[1]	47	President and Chief Executive Officer
Raymond D. Cook	56	Senior Vice President and Chief Financial Officer
Doug Scott	59	Senior Vice President, General Counsel and Corporate Secretary

1.
The background and experience of Mr. Nawabi is detailed on page 18.

Raymond D. Cook has served as our Senior Vice President and Chief Financial Officer since July 2015. Prior to joining the company, Mr. Cook served as Senior Vice President and Chief Financial Officer of Silicon Image, Inc. from July 2014 to March 2015. Prior to joining Silicon Image, Inc., Mr. Cook served as Chief Financial Officer of STEC, Inc., a computer data storage company, from November 2008 to September 2013. Mr. Cook previously served in various capacities, including as Interim Chief Financial Officer as well as Vice President of Finance and Corporate Controller, with Mindspeed Technologies, Inc., a semiconductor company, from July 2003 through November 2008. Mr. Cook holds a B.S. in Accounting and an M.B.A. in Finance from Loyola Marymount University.

Doug Scott has served as Senior Vice President, General Counsel and Corporate Secretary since July 2013. Prior to joining the company, Mr. Scott held various executive positions at SAIC, Inc., a defense contractor, for 26 years, including General Counsel from 1992 through June 2010 and Corporate Secretary from 2004 until July 2013. Mr. Scott was a corporate attorney at O'Melveny & Myers LLP, a large global law firm, before joining SAIC. Mr. Scott received a B.A. in economics and an M.B.A. from the University of Illinois at Urbana-Champaign, and a J.D. from University of California, Los Angeles. He also is a certified public accountant (inactive).

   SHARE OWNERSHIP

SHARE OWNERSHIP

Ownership of Equity Securities of the Company

The following table presents information regarding the beneficial ownership of our common stock as of August 8, 2016, by:

•

our Named Executive Officers;

•

our current directors and director nominees;

•

all of our directors and executive officers as a group; and

•

each stockholder known by us to be the beneficial owner of more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of August 8, 2016 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The information presented in this table is based on 23,392,659 shares of our common stock outstanding on August 8, 2016. Except as set forth in the footnotes below, the address of each beneficial owner listed on the table is c/o AeroVironment, Inc., 800 Royal Oaks Drive, Suite 210, Monrovia, California 91016.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding

5% Stockholders
BlackRock, Inc.[1]	2,346,362	10.0%
The Vanguard Group[2]	1,481,220	6.3%
Janus Capital Management, LLC[3]	1,315,739	5.6%
Dimensional Fund Advisors, LP4	1,181,020	5.1%
Named Executive Officers, Directors and Director Nominees:
Timothy E. Conver[5]	2,326,692	9.9%
Wahid Nawabi[6]	113,858	*
Raymond Cook[7]	19,879	*
Doug Scott[8]	38,260	*
Cathleen S. Cline[9]	114,518	*
Teresa Covington[10]	8,818	*
Charles Thomas Burbage[11]	24,909	*
Arnold L. Fishman[12]	332,131	1.4%
Charles R. Holland[13]	48,384	*
Catharine Merigold	7,261	*
Edward R. Muller[14]	25,719	*
Stephen F. Page[15]	31,909	*
Current Directors and Executive Officers as a Group (10 persons)	2,969,002	12.5%

*
Less than 1%.

1.
Based on a Schedule 13G/A filed by BlackRock, Inc. on August 9, 2016 with the SEC reporting beneficial ownership as of July 31, 2016. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

2.
Based on a Schedule 13G/A filed by The Vanguard Group on February 10, 2016 with the SEC reporting beneficial ownership as of December 31, 2015. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

3.
Based on a Schedule 13G filed by Janus Capital Management , LLC on February 16, 2016 with the SEC reporting beneficial ownership as of December 31, 2015. The address of Janus Capital Management, LLC is 151 Detroit Street, Denver, CO 80206.

4.
Based on a Schedule 13G filed by Dimensional Fund Advisors, LP on February 9, 2016 with the SEC reporting beneficial ownership as of December 31, 2015. The address of Dimensional Fund Advisors, LP is Building One, 6300 Bee Cave Road, Austin, TX 78746.

   SHARE OWNERSHIP

5.
Includes 2,132,035 shares held by the Conver Family Trust, of which Mr. Conver is one of the trustees, and 142,854 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 8, 2016. Mr. Conver disclaims beneficial ownership of any securities in which he does not have a pecuniary interest.

6.
Includes 74,464 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable with 60 days of August 8, 2016.

7.
Includes 6,000 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 8, 2016.

8.
Includes 20,246 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 8, 2016.

9.
Includes 96,200 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 8, 2016. Ms. Cline retired as our Senior Vice President of Administration effective April 30, 2016. Shares of the company's common stock owned by Ms. Cline were calculated based on the company's records as of her retirement date.

10.
Ms. Covington served as our Interim Chief Financial Officer from February 2015 until July 5, 2016, at which time she was appointed Vice President, Finance.

11.
Includes 10,000 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 8, 2016.

12.
Includes 296,322 shares of our common stock held by the Arnold Fishman Revocable Trust Arnold Fishman Trustee; 20,900 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 8, 2016, and 6,500 shares held by Mr. Fishman's wife, Judy Fishman.

13.
Includes 16,500 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 8, 2016.

14.
Includes 2,158 shares held by the Edward R. Muller and Patricia E. Bauer 1991 Family Trust, of which Mr. Muller is one of the two trustees of the trust and shares investment authority with the other trustee. Includes 10,000 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 8, 2016.

15.
Includes 5,000 shares held by the Stephen F. Page Living Trust, of which Mr. Page is the trustee, and 12,000 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 8, 2016.

   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the fiscal year ended April 30, 2016, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements, except that due to an administrative error on the part of the company, a Form 4 was filed one day late on behalf of Catharine Merigold to report her receipt of a grant of restricted stock awards.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of April 30, 2016 about our common stock that may be issued, whether upon the exercise of options, warrants and rights or otherwise, under our existing equity compensation plans.

	(a)		(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights[1]		Weighted-average exercise price of outstanding options, warrants and rights[1]	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))

Equity compensation plans approved by security holders	683,799	[1]	$24.46	2,787,020	[2]
Equity compensation plans not approved by security holders	—		—	—

Total	683,799		$24.46	2,787,020

1.
Consists of awards outstanding under the AeroVironment, Inc. Nonqualified Stock Option Plan, the AeroVironment, Inc. 2002 Equity Incentive Plan, and the AeroVironment, Inc. Amended and Restated 2006 Equity Incentive Plan.

2.
No additional awards may be granted under the AeroVironment, Inc. Nonqualified Stock Option Plan or the AeroVironment, Inc. 2002 Equity Incentive Plan.

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Committee Report

The Compensation Committee of our board of directors is primarily responsible for determining the annual salaries and other compensation of our executive officers and administering our equity compensation plans. The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis of the 2016 proxy statement. Based on such review and discussions, the Compensation Committee recommended to the board that the Compensation Discussion and Analysis be included in our annual report filed on Form 10-K and this proxy statement.

Compensation Committee Arnold L. Fishman Charles Thomas Burbage Edward R. Muller

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides information about the material components of our executive compensation program for:

•

Timothy E. Conver, our Chairman of our board of directors and former President and Chief Executive Officer (Mr. Conver retired as an officer of the company in May 2016, but remains Chairman of our board of directors);

•

Teresa Covington, our Vice President, Finance and former Interim Chief Financial Officer;

•

Raymond Cook, our Senior Vice President and Chief Financial Officer;

•

Wahid Nawabi, our President and Chief Executive Officer (Mr. Nawabi served as our President and Chief Operating Officer from January 2016 to May 2016 and as our Senior Vice President and Chief Operating Officer from April 2015 to January 2016);

•

Doug Scott, our Senior Vice President and General Counsel; and

•

Cathleen S. Cline, our former Senior Vice President of Administration (Ms. Cline retired from the company effective April 30, 2016).

We refer to these executive officers collectively in this Compensation Discussion and Analysis as the "Named Executive Officers."

Specifically, this Compensation Discussion and Analysis provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program, and each compensation component that we provide. In addition, we explain how and why the Compensation Committee arrived at specific compensation policies and decisions involving our Named Executive Officers during fiscal year 2016.

Executive Summary

Our executive compensation program is designed to support our business goals and objectives by providing a link between the total compensation opportunities for our executive officers, including the Named Executive Officers, and the creation of long-term stockholder value. In line with this philosophy, compensation awarded to our Named Executive Officers for fiscal year 2016 reflected our financial and strategic results and overall compensation philosophy. We have adopted several policies to bolster our other existing compensation practices, including a

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

compensation recovery policy, executive and non-employee director stock ownership and stock retention guidelines and anti-hedging policies.

Financial Measure	Fiscal Year 2016 ($)	Fiscal Year 2015 ($)	Increase (decrease) (%)

Revenue	264.1 million	259.4 million	1.8%
Gross Margin	112.1 million	104.3 million	7.5%

•
Operational Imperatives:  Our key fiscal year 2016 operational imperatives focused on compliance, maintenance of market share and increased adoption of innovative solutions, strategic growth, execution and increased employee engagement and improvement of business processes.

Fiscal Year 2016 Compensation Determinations.    During fiscal year 2016, the Compensation Committee made the following compensation decisions:

•
Base Salary Increases:  For fiscal year 2016, our Named Executive Officers received base salary increases commensurate with our peer group and outside salary survey data.

•
Continued Emphasis on Performance-Based Compensation:  In fiscal year 2016, the Compensation Committee continued its practice of awarding the majority of total target compensation to the Named Executive Officers in the form of performance-based compensation tied to the achievement of performance goals and includes elements such as annual incentive bonuses, long-term incentive compensation and equity awards. This emphasis on performance-based compensation is intended to align executive compensation with stockholder interests.

•
Below Target Annual Bonuses for Fiscal Year 2016 Tied to Performance Relative to Corporate Financial Goals:  We maintain an annual cash bonus plan tied to achievement of corporate financial and strategic objectives. Based on our performance for fiscal year 2016, the Compensation Committee's assessment of our strategic achievements and award of a discretionary bonus, each of our Named Executive Officers received an annual performance bonus equal to 90.0% of his or her targeted bonus amount.

•
Continuation of Long-Term Incentive Compensation Program:  During fiscal year 2016, the Compensation Committee approved a long-term incentive award intended to reward the achievement of specified financial objectives over a three-year performance cycle comprising fiscal years 2016, 2017 and 2018. If payouts are earned, they will be paid 50% in cash and 50% in restricted stock units. The restricted stock units will be subject to an additional two-year vesting period.

  •
  No Payouts under Long-Term Incentive Compensation Awards for Fiscal Year 2014-Fiscal Year 2016 Performance Period:  Since the long-term incentive program was implemented in July 2010, only the award for the two-year performance period comprising fiscal years 2011 and 2012 has resulted in a payout to our executive officers. The awards granted for the three year performance period comprising fiscal years 2014, 2015 and 2016 were forfeited without any payout due to our failure to meet the revenue and operating profits objectives set by our Compensation Committee for purposes of such awards.

•
Equity Awards with Five Year Vesting Schedules:  Our Named Executive Officers received option awards and restricted stock awards both of which vest over a five year period based on continued service, commensurate with our peer group and outside salary survey data, for fiscal year 2016.

•
Key Compensation Governance:  Our board of directors has adopted the following policies:

•
Clawback Policy:  We maintain a policy for recovering or "clawing back" incentive compensation of executive officers.

•
Executive Stock Ownership Guidelines and Post-Vesting Stock Retention Guidelines:  We maintain stock ownership and stock retention guidelines for our officers and directors.

•
Other Compensation Practices:

•
Severance and Change in Control Agreements:  In December 2015, we entered into severance protection agreements with our Named Executive Officers (Timothy E. Conver, Wahid Nawabi, Raymond Cook, Cathleen Cline, Doug Scott and Teresa Covington), which provide for the payment of certain benefits to the officer in connection with a change in control and/or the termination of the officer's employment. The

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  agreements with Mr. Conver and Ms. Cline terminated upon their termination of employment with us. Mr. Nawabi entered into an amended and restated agreement in May 2016 upon the effectiveness of his appointment as our Chief Executive Officer.

  The Compensation Committee approved the severance protection agreements to incentivize our named executive officers to continue their employment with us if there is a change of control, or a threatened change in control transaction, and to maintain a competitive total compensation program after discussing with Compensia the terms of similar arrangements in place for executives at companies in our peer group. The severance protection agreements have a double trigger mechanism pursuant to which benefits are paid if the officer is terminated by the company without cause or the officer terminates his or her employment for good reason within 18 months following a change in control event. The agreements also provide for the provision of certain severance benefits if an officer's employment is terminated by the company other than for cause during the term of the agreement not in connection with a change of control transaction. The agreement with our Chief Executive Officer also provides for the payment of severance benefits if he terminates his employment with the company for good reason during the term of the agreement not in connection with a change of control transaction. For additional information on our severance protection agreements, see below on page 58 under "Severance Protection Agreements."

  •
  No Tax Gross-Ups:  We do not provide tax gross-ups with regard to any compensation, benefit or perquisite paid by us to our Named Executive Officers.

  •
  Independent Compensation Consultant:  With regard to executive compensation matters, the Compensation Committee is advised by an independent compensation consultant.

•
Response to 2014 Say-on-Pay Vote:

•

In October 2014, we held a stockholder advisory vote on the compensation of our Named Executive Officers, commonly referred to as a say-on-pay vote. Our stockholders overwhelmingly approved the compensation of our Named Executive Officers, with over 95% of stockholder votes cast in favor of our 2014 say-on-pay resolution (excluding abstentions and broker non-votes). As we evaluated our compensation practices and talent needs since that time and during fiscal year 2016, we were mindful of the strong support our stockholders expressed for our compensation program. As a result, following our annual review of our executive compensation program, the Compensation Committee decided to generally retain our existing approach to executive compensation for our continuing executives, with an emphasis on short- and long-term incentive compensation that rewards our senior executives when they deliver value for our stockholders.

•

In addition, when determining how often to hold a stockholder advisory vote on executive compensation, the board of directors took into account the strong preference for a triennial vote expressed by our stockholders at our 2011 annual meeting. Accordingly, the board of directors determined that we will hold an advisory stockholder vote on the compensation of our Named Executive Officers every three years until the next say-on-pay frequency vote. Stockholders will provide an advisory vote on executive compensation at the 2017 annual meeting.

Objectives of our Executive Compensation Program

Our executive compensation program is designed to support our business goals and objectives by providing a link between the total compensation opportunities for our executive officers, including the Named Executive Officers, and the creation of long-term stockholder value. Specifically, our executive compensation program is designed to:

•

attract, motivate and retain superior talent;

•

ensure that compensation is commensurate with the company's performance and stockholder returns;

•

provide performance awards for the achievement of financial and strategic objectives that are critical to our long-term growth; and

•

ensure that our executive officers have financial incentives to achieve substantial growth in stockholder value.

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

Our compensation program is designed to achieve these objectives through a combination of the following types of compensation: base salary, annual cash incentive bonus awards, long-term incentive compensation payable in cash and restricted stock units for multi-year performance periods, equity awards and other employee benefits. Each of these compensation components serve our interests in different ways and together represent a balance among all elements of compensation and the various time periods for such elements. A majority of the compensation provided to the Named Executive Officers is based on our performance and, to a more limited degree, the performance of our stock price. This design approach helps align the interests of our executive officers with those of stockholders in achieving long-term increases in the value of our common stock. We have selected these compensation components to create a flexible pay package that reflects the long-term nature of our business and can reward both the short-term and long-term performance of the company and each individual Named Executive Officer. Each element of our executive compensation program is discussed in greater detail below.

Compensation-Setting Process

The Compensation Committee is responsible for overseeing our executive compensation program, as well as determining and approving the ongoing compensation arrangements for our executive officers, including the Named Executive Officers.

Generally, annual base salary adjustments for our executive officers are determined within the first quarter of each fiscal year. Annual cash bonus payouts are made within 75 days of our fiscal year end to synchronize award determinations with the conclusion of our fiscal year and the review of fiscal year financial results. Historically, long-term incentive awards have been made at the discretion of the Compensation Committee. Compensation adjustments in connection with changes in duties and/or other material changes in the primary assumptions forming the basis of a compensation decision will continue to be made as required by circumstances throughout the fiscal year.

  Role of Our Chief Executive Officer

Typically, our Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of our executive officers (except with respect to his own compensation),

including base salary levels, target annual cash bonus opportunities, bonus payouts under the prior fiscal year's annual bonus plan, and long-term incentive compensation levels, with the assistance of our chief human resources officer and Chief Financial Officer. Our Chief Executive Officer also provides recommendations for the corporate financial and strategic objectives used in our annual cash bonus plan and long-term incentive compensation program. He supports his recommendations with competitive market data developed by our human resources department, information provided by the Compensation Committee's independent compensation consultant, and by reviewing the historical performance of each executive officer with the Compensation Committee. Although the Compensation Committee carefully considers the recommendations of our Chief Executive Officer when determining the compensation of our executive officers, it bases its decisions on the collective judgment of its members after considering the input of its independent compensation consultant and any relevant supporting data.

While our Chief Executive Officer generally attends meetings of the Compensation Committee, the committee meets outside the presence of our Chief Executive Officer when discussing his compensation. Decisions with respect to our Chief Executive Officer's compensation are made by the Compensation Committee, subject to the approval of our board of directors (unless such decisions require approval by our Compensation Committee to the extent such compensation is intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code or exempt under Section 16(b) of the Exchange Act).

The Compensation Committee may delegate and grant authority to our Chief Executive Officer and/or a committee of executive officers to grant option awards under the company's equity incentive plan to the employees holding positions below the level of Vice President.

  Role of Compensation Consultant

The Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the oversight of our executive compensation program. In fiscal year 2016, the Compensation Committee engaged Compensia, Inc., a national compensation consulting firm, to provide executive compensation advisory

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

services, including an executive officer compensation assessment and a board of directors' compensation review. Compensia has provided executive compensation advisory services to the Compensation Committee since 2006 and did not provide any non-compensation-related services to us during fiscal year 2015 or 2016.

The Compensation Committee has considered the independence of Compensia consistent with the requirements of Nasdaq. Further, as required under Item 407(e)(3) of Regulation S-K, the Compensation Committee conducted a conflicts of interest assessment and determined that there is no conflict of interest resulting from retaining Compensia. The Compensation Committee intends to reassess the independence of its compensation advisors at least annually.

  Competitive Market Data

Each year, the Compensation Committee reviews the executive compensation practices of a group of companies in the technology sector determined to be comparable to us based on their size and public company status. The fiscal year 2016 peer group consisted of the companies listed below. The peer companies had a median twelve month trailing revenue of $661 million versus our trailing twelve month revenue of $246 million and a median market capitalization of $953 million versus our market capitalization of $615 million, as calculated by Compensia, Inc., the Compensation Committee's independent compensation consultant, in May 2015.

    Aerojet Rocketdyne Holdings, Inc.
    American Science and Engineering, Inc.
    Astronics Corporation
    Cubic Corporation
    DigitalGlobe, Inc.
    Ducommun Incorporated
    II-VI Incorporated
    iRobot Corporation
    The KEYW Holding Corporation
    KVH Industries, Inc.
    LMI Aerospace, Inc.
    Maxwell Technologies, Inc.
    Mercury Systems, Inc.
    OSI Systems, Inc.
    ViaSat, Inc.

Each year, Compensia surveys the compensation practices of the peer group to assess the competitiveness of our compensation programs. Although we maintain the peer group for executive compensation and performance reference purposes, the peer group compensation data is limited to publicly available information and therefore does not necessarily provide comparisons for all officers. By contrast, survey data has the advantage of including data on executive positions beyond what is available in public filings, but may not be specific to the selected companies in the peer group. In light of this, in setting fiscal year 2016 compensation, the Compensation Committee also reviewed data from the Radford Executive Compensation Survey, which consists of information on U.S. companies primarily in the technology industry with revenues between $200 million and $500 million. With respect to the survey data presented to the Compensation Committee, the identities of the individual companies included in the survey were not provided to the Compensation Committee, and the Compensation Committee did not refer to individual compensation information for such companies.

We believe that by utilizing both publicly available peer group data and the survey data, we are able to develop an appropriate set of competitive data for use in making compensation decisions. The Compensation Committee uses the information derived from this review in two ways: to assist it in determining the appropriate level and reasonableness of total compensation, as well as each separate component of compensation, for our executive officers and to ensure that the compensation we offer to them is competitive and fair.

The Compensation Committee has adopted a general approach of compensating our executive officers with base salaries commensurate with the experience and expertise of the individual executive and competitive with the median base salaries of executives holding comparable positions based on the competitive market data provided by Compensia based on our peer group and the survey data. The Compensation Committee will take into account significant changes from year-to-year in the base salaries of comparable executives in our peer group and survey data in setting base salaries for our executive officers and may approve increases in base salaries of the relevant executive officers to move them closer to the median of our peer group and survey data for their positions, although such approved base salaries may remain below the median.

To reward our executive officers for their contributions to the achievement of annual corporate financial and strategic performance objectives, the Compensation

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

Committee sets annual cash bonus opportunities at a level designed to ensure that, when actual bonus payouts are added to the executive officer's base salary, assuming achievement at targeted levels, total annual cash compensation will be competitive with the market and when above target performance occurs, total cash compensation will be above median total cash compensation level of executives holding comparable positions based on the competitive market data provided by Compensia based on our peer group and the survey data. The Compensation Committee has adopted this approach in recognition of the aggressive nature of the company's annual operating plan.

However, the Compensation Committee does not establish compensation levels based directly on benchmarking. The Compensation Committee instead relies on the judgment of its members in making compensation decisions regarding base salaries, target bonus levels and long-term equity incentive awards. In addition to competitive market data, in making its compensation decisions, the Compensation Committee also considers an executive officer's position, tenure with the company, individual and organizational performance, our retention needs, and internal pay equity. As a result, the total compensation (or any particular component of compensation) received by an executive officer may differ materially from the amounts paid to individuals holding comparable executive positions based on the competitive market data provided by Compensia based on our peer group and the survey data. The Compensation Committee does not guarantee that any executive will receive a specific market-derived compensation level.

Executive Compensation Program Components

The following describes each component of our executive compensation program, the rationale for each, and how compensation amounts are determined.

  Base Salary

We use base salaries to provide our executive officers, including the Named Executive Officers, with a fixed amount of compensation for their regular work. The Compensation Committee generally reviews the base salaries of our executive officers at the beginning of each fiscal year, as well as in connection with a promotion or other change in responsibilities. Base salary adjustments generally go into effect within the first quarter of each fiscal year. Base salary adjustments are based on an evaluation of an executive officer's position, tenure with our company, experience with other companies, individual and organizational performance, our retention needs, and internal pay equity. In addition, to ensure that the base salaries of our executive officers are competitive and appropriate, the Compensation Committee reviews the salaries of executives holding comparable positions based on the competitive market data provided by Compensia based on our peer group and the survey data.

In light of the considerations discussed above, for fiscal year 2016, the board of directors increased the base salaries of our Named Executive Officers as follows:

Named Executive Officer	2016 Salary ($)	Increase Over 2015 (%)

Tim Conver	550,014	4.6
Raymond Cook	325,000	n/a
Teresa Covington	250,016	2.9
Wahid Nawabi	335,000	11.7
Doug Scott	290,000	5.5
Cathleen S. Cline	258,024	3.2

Mr. Nawabi received an 11.7% increase in his base salary due to his increased duties in connection with his appointment as our Chief Operating Officer in April 2015.

We believe that the base salaries paid to our Named Executive Officers during fiscal year 2016 helped to achieve our executive compensation objectives and are competitive with the salaries of the executives holding comparable positions based on the competitive market data provided by Compensia based on our peer group and the survey data.

  Annual Cash Bonuses

We believe that a significant portion of overall target compensation of our executive officers, including the Named Executive Officers, should be "at risk" (that is, contingent upon the successful implementation of our annual operating plan). Annual cash bonuses represent a portion of this "at risk" compensation. We use these annual cash bonus opportunities to motivate our executive officers to achieve our short-term financial and operational imperatives while making progress towards our longer-term growth and other goals.

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

Typically, at the end of the fiscal year the Compensation Committee determines whether to pay cash bonuses to our executive officers, including the Named Executive Officers, based on its assessment of our financial and operational results. While the decision to make bonus payouts and any amounts payable are made in the sole discretion of the Compensation Committee, in making its determinations the Compensation Committee considers input from our Chief Executive Officer (for executive officers other than himself), as well as such other factors as the Compensation Committee deems appropriate.

  Setting Target Bonus Levels

Initially, the Compensation Committee establishes a "target bonus level" for each executive officer, which is expressed as a percentage of his or her base salary. In setting these target bonus levels, the Compensation Committee considers the cash compensation of executives holding comparable positions based on the competitive market data provided by Compensia based on our peer group and the survey data. Generally, the Compensation Committee sets the target bonus levels so that, assuming achievement of the corporate financial and operational imperative objectives at targeted levels, total annual cash compensation will be competitive with the market and when above target performance occurs, total cash compensation will be above the median of total cash compensation level of executives holding comparable positions based on the competitive market data provided by Compensia based on our peer group and the survey data. The Compensation Committee believes that this approach is consistent with the high level of growth generally reflected in the corporate performance objectives applicable to the annual bonus determinations.

The Compensation Committee increased target bonus levels for each of our Named Executive Officers for fiscal year 2016 performance. None of our Named Executive Officers had received an increase in his or her target bonus level for fiscal 2015 from fiscal 2014 levels, except Mr. Nawabi, who received a 14.5% increase in his fiscal 2015 target bonus over his 2014 target bonus level due to an increase in his job duties to oversee engineering and manufacturing for UAS operations in addition to EES operations. For fiscal 2016, Mr. Nawabi received a 41% increase in his target bonus level from fiscal 2015 due to an increase in responsibilities in connection with his appointment as our Chief Operating Officer in April 2015. Such increases to Mr. Nawabi's target bonus levels are consistent with our pay positioning philosophy described above.

  Establishing Performance Measures and Goals

At the beginning of each fiscal year, the Compensation Committee identifies one or more corporate financial performance measures and establishes a specific performance target level for each such measure for purposes of calculating the bonus for each executive officer. Threshold, target and maximum levels of performance are established for each corporate financial performance measure. In the event that the threshold performance level for any corporate financial performance measure is not met, then no credit will be given with respect to the portion of the annual bonus attributable to that corporate financial performance measure. In addition to establishing corporate financial performance measures, the Compensation Committee establishes one or more operational imperatives for purposes of calculating the bonus payable to each executive officer, as described in more detail below.

  Reviewing Performance Results

At the end of the fiscal year, the Compensation Committee reviews our actual performance against the target levels set for each of the corporate financial performance measures established at the beginning of the year. Achievement for purposes of the operational imperative component of each named executive's bonus award is not necessarily tied to formulaic or pre-established performance measures, but is instead determined based on the Compensation Committee's subjective assessment of the company's achievement of key operational imperative initiatives and overall performance during the fiscal year, specifically in the areas of compliance, market share, strategic growth, execution and employee engagement and business processes. The operational imperative component of the annual bonus program also takes into account the Compensation Committee's assessment of performance in the event of any unforeseen extraordinary event or transaction that occurred during the fiscal year. In making its determination of achievement for the operational imperative component of the annual bonuses, our Compensation Committee does not follow any guidelines, nor are there such standing guidelines regarding the exercise of such discretion.

In no event may an executive officer's annual cash bonus payout exceed his or her maximum permissible

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

bonus as established by the Compensation Committee.

Fiscal Year 2016 Bonuses.    The Compensation Committee designed our fiscal year 2016 annual cash bonus opportunities to focus our executive officers,

including the Named Executive Officers, on achieving key company financial objectives and to reward substantial achievement of these objectives and overall corporate performance and achievement of key operational imperatives.

For fiscal year 2016, the Compensation Committee established the target bonus levels for the Named Executive Officers at the levels indicated in the table below:

Named Executive Officer	Target Bonus Level	Percentage of Base Salary	Percentage Increase from 2015

Timothy E. Conver	$450,000	81.8%	16.1%
Raymond Cook[1]	$190,000	58.5%	n/a
Teresa Covington	$95,000	38.0%	35.7%
Wahid Nawabi	$265,000	79.1%	41.0%
Doug Scott	$145,000	50.0%	10.7%
Cathleen S. Cline	$130,000	50.4%	9.7%

1.
Mr. Cook was appointed as our Senior Vice President and Chief Financial Officer in July 2015.

Under the fiscal year 2016 bonus program, our Named Executive Officers were eligible to receive annual bonuses of up to 200% of their target bonus levels.

For fiscal year 2016, the Compensation Committee selected revenue and gross margin as the corporate financial performance measures, as well as the achievement of certain operational imperatives, for the corporate performance measures for the Named Executive Officer annual bonuses. The targeted corporate financial goals for our Chief Executive Officer and other Named Executive Officers were above the range of public guidance provided by the company for revenue growth and gross margin at the beginning of fiscal year 2016. These financial goals are described in detail below.

As described above, the operational imperative component of the fiscal year 2016 bonuses was not tied to formulaic or pre-established performance measures.

The Compensation Committee selected the goals based on the recommendation of our Chief Executive Officer and after reviewing the company's annual operating plan for fiscal year 2016, as well as its long-term strategic plan. The Compensation Committee weighted each of the three goals — revenue, gross margin and operational imperatives — equally at 33.3% of the total potential bonus payout.

The Compensation Committee then implemented a sliding scale for the corporate financial performance goals that calculated a downward adjustment to 50% of the target bonus amount and an upward adjustment of up to 200% based upon achievement relative to the corporate financial performance goals as set forth in the table below.

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Scaled Adjustment of Target Bonus Amounts Based on Total Performance:

Revenue		Threshold	Target	Maximum

Percentage of Achievement:	<85%	85%	100%	150%
Percentage of Target Bonus Amount Paid:	0	50%	100%	200%

Gross Margin		Threshold	Target	Maximum

Percentage of Achievement:	<85%	85%	100%	150%
Percentage of Target Bonus Amount Paid:	0	50%	100%	200%

The target bonus amount was reduced to zero if the company did not reach at least the threshold percentage achievement level for the corporate financial goal as shown above.

Below is the actual performance with respect to each goal compared to the target level for each of these goals established by the Compensation Committee for each executive officer at the beginning of the fiscal year and the achievement level established by the Compensation Committee for the operational imperative achievement component of the annual bonus.

The Compensation Committee awarded an 86.4% achievement level with respect to the operational imperatives component of the fiscal year 2016 annual bonus based on its subjective assessment of the company's achievement of operational imperatives during the fiscal year. Specifically, the Compensation Committee noted the following:

•

Ensure Compliance – We continued to make enhancements in our compliance and safety programs and identified no material non-compliances during fiscal 2016 in compliance areas that were not already being enhanced.

•

Get and Keep Customers – We acquired several new international customers during fiscal 2016, growing our international sales to 28% of our total revenues for such period. We increased adoption of our Switchblade tactical missile system and its variants, including Blackwing. In our Efficient Energy Systems business, we introduced a new PosiCharge ProCore Series, a series of intelligent battery chargers, and grew sales of our TurboCord product.

•

Excel in Execution – We implemented new quality improvements systems to improve our order fulfillment process. We also achieved cost reductions in our production processes and business operations.

•

Create Flexible Capacity Strategy – During fiscal 2016 we implemented new sales and operations planning processes to reduce lead times for order fulfillment and enhance capacity flexibility.

•

Develop Organization – Company management continued to increase employee engagement and provided a number of training programs during fiscal 2016 to develop our employees' skills and leadership abilities.

In addition to the achievement of performance goals, the Compensation Committee awarded a discretionary bonus with a weighted payout of 17.4%.

Percentage of Achievement of Corporate Performance Goals

Financial Measure	Performance Goal ($ in millions)	Actual Performance ($ in millions)	Percentage of Achievement	Payout Percentage	Weighting	Weighted Payout Percentage

Revenue	290.8	264.1	90.8%	69.4%	33.3%	23.2%
Gross Margin	114.3	112.1	98.1%	93.6%	33.3%	31.2%
Operational Imperatives	N/A	N/A	86.4%	54.7%	33.3%	18.2%
Discretionary	N/A	N/A	N/A	N/A	N/A	17.4%

TOTAL BONUS PAYOUT PERCENTAGE						90.0%

As a result, each of our Named Executive Officers received a fiscal year 2016 annual bonus equal to 90.0% of his or her target bonus amount, as set forth in the Summary Compensation Table below.

  Signing Bonus

Mr. Cook received a signing bonus of $50,000 in connection with his new employment by the company, which bonus was repayable in the event Mr. Cook voluntary resigned his position prior to the one year

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anniversary of the start date of his employment with the company.

  Long-Term Incentive Compensation Program

In furtherance of our compensation philosophy that a significant portion of overall compensation for our executive officers, including the Named Executive Officers, should be tied to performance, in July 2010, the Compensation Committee approved a long-term incentive compensation program and has made annual awards under such program to the Named

Executive Officers of the company as well as other officers and senior managers. The program is intended to reward the achievement of specific financial objectives over a three-year performance cycle. Under this program, certain employees, including the company's Named Executive Officers, are eligible to receive an award at the end of the three-year performance period based on the achievement of the financial objectives. The awards under the program are granted under the Amended and Restated 2006 Equity Incentive Plan.

For each performance period under the program, the Compensation Committee determines a goal bonus amount for each executive, as well as financial objectives. A minimum achievement level relative to each financial objective must be met in order for any award to be paid. An executive's final award amount will be determined based on the highest performance relative to any of the financial goals and will be determined based on a sliding scale between achievement levels as follows:

Highest Level of Achievement Relative to Any Financial Objective	Final Award Value

85.0% Achievement (Adjusted upward to 88.5% for FY2015-FY2017 Performance Period) (Threshold)	50% of the Goal Bonus Amount
100% Achievement (Target)	100% of the Goal Bonus Amount
150% Achievement (Maximum)	200% of the Goal Bonus Amount

In setting these goal bonus amounts and the achievement levels, the Compensation Committee considers the cash compensation of executives holding comparable positions based on the competitive market data provided by Compensia based on our peer group and the survey data. Generally, the Compensation Committee sets the target award levels so that, assuming achievement of the financial objectives established for a performance period, the total compensation for our Named Executive Officers will be competitive with comparable executives at the companies in our peer group. The Compensation Committee believes that this approach is consistent with the high level of growth generally reflected in such financial objectives. Since the long-term incentive program was implemented in July 2010, only the award for the two-year performance period comprised of fiscal year 2011 and 2012 has resulted in a payout to our executive officers. In no event will an executive receive more than 200% of his or her goal bonus amount. The Compensation Committee is authorized, in its sole discretion, to reduce or eliminate (but not increase) an executive's final award value based on such external factors (whether objective or subjective) as the Compensation Committee deems appropriate. Each executive's goal bonus amount assumes that he or she will be employed on a full-time basis throughout the performance period. An executive's goal bonus amount will be prorated to the extent such executive is working on a part-time basis for any portion of the performance period.

Following the completion of a three-year performance period, the Compensation Committee certifies the company's and the relevant business unit's performance relative to the financial objectives for such performance period. Based on performance relative to the financial objectives, each executive will receive his or her final award. The awards are paid as follows: 50% will be paid in cash as soon as practicable, but in no case later than 30 days following the date on which the Compensation Committee certifies performance relative to the applicable financial objectives, which is referred to as the Certification Date. The remaining 50% will be paid in the form of a number of restricted stock units equal to (1) the portion of the award to be paid in the form of restricted stock units divided by (2) the fair market value per share of the company's common stock on the Certification Date. The restricted stock units will vest in two equal tranches on the last day of the first and second fiscal years following the completion of the relevant performance period. The restricted stock units may be settled in cash or in shares of the company's common stock, in the discretion of the Compensation Committee. In the event an executive's employment terminates before the end of a performance period or prior to the payment and/or vesting of the cash portion of the award or the restricted stock units, the award and the restricted stock units will be forfeited.

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

The program is intended to be an ongoing program under which the Compensation Committee will grant new long-term incentive compensation awards each year. However, the Compensation Committee is not obligated to grant awards under the program each year, and it may grant awards in any given year with terms that vary from those set forth above in any respect, including, among other things, the performance objectives, the aggregate award values and the performance period. All determinations, interpretations and assumptions relating to the vesting and the calculation of the awards under the program will be made by the Compensation Committee.

Awards Under the Program for the FY2016-FY2018 Performance Period.    In June 2015, the Compensation Committee granted awards under the long-term incentive compensation program for the three-year performance period that will run from the beginning of our 2016 fiscal year through the end of our 2018 fiscal year (such period of time is referred to as the FY2016-FY2018 Performance Period) and established the revenue and gross profits objectives for such FY2016-FY2018 Performance Period. Set forth below is a list of the Named Executive Officers who were granted long-term incentive compensation awards under the program for the FY2016-FY2018 Performance Period, the goal bonus amount for each Named Executive Officer and the maximum value of each such award. The terms of these awards are consistent with the terms of the program described above.

Name	Title	Goal Bonus Amount ($)	Maximum Bonus Amount ($)

Timothy E. Conver[1]	Former President and Chief Executive Officer	450,000	900,000
Raymond Cook	Senior Vice President and Chief Financial Officer	190,000	380,000
Teresa Covington	Vice President, Finance and Former Interim Chief Financial Officer	95,000	190,000
Wahid Nawabi	Senior Vice President and Chief Operating Officer	265,000	530,000
Doug Scott	Senior Vice President, General Counsel and Secretary	145,000	290,000
Cathleen S. Cline[2]	Former Senior Vice President of Administration	130,000	260,000

1.
Mr. Conver's employment terminated effective May 2, 2016, at which time he forfeited these awards.

2.
Ms. Cline's employment terminated effective April 30, 2016, at which time she forfeited these awards.

Awards Under the Program for the FY2015-FY2017 Performance Period.    In August 2014, the Compensation Committee granted awards under the long-term incentive compensation program for the three-year performance period that will run from the beginning of our 2015 fiscal year through the end of our 2017 fiscal year (such period of time is referred to as the FY2015-FY2017 Performance Period) and established the revenue and gross profits objectives for such FY2015-FY2017 Performance Period. Mr. Cook was granted a pro-rated award under the long-term compensation program for the FY2015-FY2017 Performance Period in connection with his employment with the company which commenced on July 7, 2015. Set forth below is a list of the Named Executive Officers who were granted long-term incentive compensation awards under the program for the FY2015-FY2017 Performance Period, the goal bonus amount for each Named Executive Officer and the maximum value of each such award. The terms of these awards are consistent with the terms of the program described above.

Name	Title	Goal Bonus Amount ($)	Maximum Bonus Amount ($)

Timothy E. Conver[1]	Chairman, President and Chief Executive Officer	387,600	775,200
Teresa Covington	Vice President, Finance and Former Interim Chief Financial Officer	70,000	140,000
Raymond Cook[2]	Senior Vice President and Chief Financial Officer	116,111	232,222
Wahid Nawabi	Senior Vice President and Chief Operating Officer	188,000	376,000
Doug Scott	Senior Vice President, General Counsel and Secretary	131,000	262,000
Cathleen S. Cline[3]	Senior Vice President of Administration	118,560	237,120

1.
Mr. Conver's employment terminated effective May 2, 2016, at which time he forfeited these awards.

2.
In June 2015, the Compensation Committee granted Mr. Cook an award under the long-term incentive compensation program for the FY2015-FY2017 Performance Period effective as of his start of employment with the company.

3.
Ms. Cline's employment terminated effective April 30, 2016, at which time she forfeited these awards.

Payout of Awards Under the Program for the FY2014-FY2016 Performance Period.    In July 2013, the Compensation Committee granted awards under the long-term incentive compensation program for the three-year performance period that ran from the beginning of our 2014 fiscal year through the end of our 2016

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

fiscal year (such period of time is referred to as the FY2014-FY2016 Performance Period) and established the revenue and operating profits objectives for such FY2014-FY2016 Performance Period. Set forth below is a list of the Named Executive Officers who were granted long-term incentive compensation awards under the program for the FY2014-FY2016 Performance Period, the goal bonus amount for each Named Executive Officer and the maximum value of each such award. The terms of these awards are consistent with the terms of the program described above.

Name	Title	Goal Bonus Amount ($)	Maximum Bonus Amount ($)

Timothy E. Conver	Chairman, President and Chief Executive Officer	387,600	775,200
Wahid Nawabi	Senior Vice President and Chief Operating Officer	164,160	456,000
Cathleen S. Cline	Senior Vice President of Administration	118,560	237,120

For the awards under the long-term incentive compensation program for the FY2014-FY2016 Performance Period, the Compensation Committee established the following long-term compensation plan corporate financial objectives:

Financial Measure	Objective

Revenue	$1,032.7 million
Operating Profits	$114.2 million

Following the completion of fiscal year 2016, the Compensation Committee determined that the company's cumulative revenue was $775.2 million for the FY2014-FY2016 Performance Period, missing the objective by 25%, and that its cumulative operating profits for the FY2014-FY2016 Performance Period were $24.2 million, missing the objective by 79%. Accordingly, each Named Executive Officer's long-term compensation plan award for the FY2014-FY2016 Performance Period was forfeited and no amounts were paid in respect of such awards.

  Equity Compensation

We use equity awards to motivate our executive officers, including the Named Executive Officers, to increase the long-term value of our common stock and, thereby, to align the interests of our executive officers with those of our stockholders. These equity awards, which include stock options and restricted stock awards, are intended to further our success by ensuring that sustainable value creation is a key factor in our executive officers' management of our business.

The size and form of these equity awards is determined by the Compensation Committee in its discretion. We use stock options as one of our long-term incentives because, in addition to providing our executive officers with the opportunity to develop a stock ownership stake in our company, they result in compensation only to the extent that the market price of our common stock increases over the option term.

We use restricted stock and restricted stock units as long-term incentives because they reward our executive officers for improved stock price performance, but also encourage executive retention as these awards maintain value even during periods when there is volatility in our stock price. As described above under "Long-Term Incentive Compensation," 50% of each Named Executive Officer's long-term incentive compensation award, if any, for each performance period will be paid in restricted stock units.

In making equity awards to our executive officers, the Compensation Committee considers various factors, including, but not limited to, the recommendations of our Chief Executive Officer, the role and responsibilities of the executive officer, past performance, future planned contributions, and prior equity awards.

As noted above, the Compensation Committee has the discretion to determine which executive officers will receive equity awards, as well as the amount of any such awards. Typically, the Compensation Committee grants equity awards only on the dates of its regularly-scheduled committee meetings, without regard to the timing of the release of material information about us. All stock options are granted with an exercise price equal to the closing market price of our common stock on the date of grant. Generally, stock options vest in five equal installments on each of the first five anniversaries of the date of grant.

Fiscal Year 2016 Stock Option, Restricted Stock and Restricted Stock Unit Grants.    In June 2015, the Compensation Committee awarded stock options and restricted stock awards to each of our Named Executive Officers, consistent with the objective of the company's compensation program to ensure that our executive officers have financial incentives to achieve substantial growth in stockholder value. These awards are detailed in the Grants of Plan-Based Awards table below. The committee provided such persons with

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

equity awards commensurate with our peer group and outside salary survey data for fiscal year 2016.

In determining the grants of options and restricted stock for our Named Executive Officers, the Compensation Committee considered the company's overall long-term incentive guidelines for its executives, which attempt to balance, in the context of the competitive market for executive talent, the benefits of incentive compensation tied to performance of the company's stock with the dilutive effect of equity compensation awards. The market data provided by Compensia provides information regarding the long-term incentives for our peer companies, which incentives include stock options, restricted stock awards, performance options, performance shares and cash. We review the data provided for our peer companies in setting our long-term incentive targets and making stock option and restricted stock awards to our officers.

Other Compensation

  Employee Benefit Plans

We maintain various broad-based employee benefit plans for our employees. Except as described below, our executive officers, including the Named Executive Officers, participate in these plans on the same terms as other eligible employees, subject to any applicable limits on the amounts that may be contributed on behalf of or paid to our executive officers under these plans.

We have established a tax-qualified Section 401(k) retirement savings plan for our salaried U.S. employees who satisfy certain eligibility requirements. We intend for this plan to qualify under Section 401(a) of the Code so that contributions by participants to the plan, and income earned on plan contributions, are not taxable to participants until withdrawn from the plan. Pursuant to the Section 401(k) plan, in the case of participants who contribute a portion of their annual base salary to the plan, we provide a matching contribution of up to 5.75% of such annual base salary. The matching contributions made to the accounts of the Named Executive Officers during fiscal year 2016 are set forth in the Summary Compensation Table below.

We also maintain other benefit plans for our employees, which include medical and dental benefits, medical and dependent care flexible spending accounts, long-term disability insurance, accidental death and dismemberment insurance, and basic life insurance coverage. Except as noted in the following sentences, these benefits are provided to our executive officers on the same general terms as to all of our salaried U.S. employees. Certain employees receive higher disability insurance benefits than other employees based on a threshold base compensation level. Our executive officers, including the Named Executive Officers, receive higher life, accidental death, and dismemberment insurance benefits than our other employees.

We design our employee benefit programs to be affordable and competitive in relation to the market, as well as compliant with applicable laws and practices. We adjust our employee benefit programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.

  Perquisites and Personal Benefits

We do not view perquisites or other personal benefits as a significant component of our executive compensation program. From time to time, however, we have provided perquisites to certain of our executive officers to ensure that their compensation packages are competitive. As described above, in fiscal year 2016, we provided our executive officers with life, accidental death, and dismemberment insurance benefits in an amount exceeding that offered to our non-executive employees. We also reimbursed Mr. Cook and Mr. Nawabi for the cost of certain enhancements to their home security systems.

We provided Timothy Conver, our former Chief Executive Officer, with a company automobile and contractually agreed to pay for his retirement health benefits. Pursuant to this commitment, we began providing supplemental medical coverage for Mr. Conver and his spouse, effective upon his retirement. As of April 30, 2016, the actuarial value of Mr. Conver and his spouse's lifetime supplemental medical coverage is approximately $196,982, based on the estimated future cost of insurance premiums and the life expectancies of Mr. Conver and his spouse.

The amounts of the perquisites and other personal benefits provided to the Named Executive Officers in fiscal year 2016 are disclosed in the Summary Compensation Table below.

  Stock Ownership Guidelines for Executive Officers

To further link the long-term economic interests of our executive officers directly to that of our stockholders, our board of directors adopted stock ownership guidelines for the executive officers in August 2013. The guidelines provide that the company's executive officers are expected to, within five years of the later of

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

August 6, 2013 or the date on which such person is appointed to his or her position, own shares of the company's common stock with a market value of no less than four times current annual base salary with respect to the Chief Executive Officer and no less than two times current annual base salary with respect to the other executive officers. In addition, any shares of our common stock held by an executive officer in margin accounts or pledged as collateral for a loan will not be counted for purposes of satisfying the ownership guidelines. The company determines progress towards meeting the applicable ownership thresholds and ongoing compliance with the guidelines on the last day of each fiscal year. The table below shows each executive's equity ownership in the company as a multiple of salary and the minimum ownership level required pursuant to these guidelines for each of our current executive officers as of April 30, 2016:

Name	Dollar Value of Equity Ownership as a Multiple of Base Salary ($)[1]	Minimum Ownership Level Required as a Multiple of Base Salary

Wahid Nawabi[2]	1.2x	2x
Raymond D. Cook[3]	—	2x
Doug Scott	0.4x	2x

1.
For each executive, calculated by dividing (a) the sum of (1) the aggregate number of shares of vested and unrestricted common stock held by such executive, multiplied by the closing price of $28.88 per share of our common stock on April 30, 2016, plus (2) the amount by which the market value of the shares of common stock underlying vested stock options held by such executive exceeds the exercise price of such stock options, if any, by (b) such executive's base salary.

2.
Nr. Nawabi was appointed as our Chief Executive Officer effective May 2, 2016. He has until May 2, 2021 to satisfy the minimum ownership level required for our Chief Executive Officer position of 4x his base salary under our stock ownership guidelines.

3.
Mr. Cook was appointed as our Senior Vice President and Chief Financial Officer on July 7, 2015. He has until July 7, 2020 to satisfy the minimum ownership level required under our stock ownership guidelines.

Stock ownership guidelines for our non-employee directors are described above under "Director Compensation – Stock Ownership Guidelines for Non-Employee Directors."

  Post-Vesting Stock Retention Guidelines

The company has adopted post-vesting stock retention guidelines, which require executives to hold 50% of net after-tax shares issued upon the vesting of equity awards until their required stock ownership levels are achieved.

  Insider Trading and Anti-Hedging Policies

The company's insider trading policies contain stringent restrictions on transactions in company stock by executive officers. All trades by executive officers must be pre-cleared. Furthermore, no executive officer may use any strategies or products (including derivative securities, such as put or call options, or short-selling techniques) to hedge against potential changes in the value of our common stock.

  Compensation Recovery Policy

In August 2013, we implemented an incentive compensation "clawback" policy under which our board of directors may require reimbursement or forfeiture of incentive compensation from an executive officer in the event the officer's wrongdoing later is determined by our board of directors to have resulted in a material negative restatement of the company's financial results. We believe that by providing the company with the appropriate power to recover incentive compensation paid to an executive officer in this situation, the company further demonstrates its commitment to strong corporate governance. This compensation recovery policy is in addition to any policies or recovery rights that are provided under applicable laws, including the Sarbanes-Oxley Act and the Dodd-Frank Act.

Under our compensation recovery policy, if the board of directors determines that a material negative financial restatement was caused by an executive officer's gross negligence or willful misconduct, it may require reimbursement from the executive officer for vested incentive compensation and/or the forfeiture of unvested or unpaid incentive compensation. The amount of vested compensation that may be recovered is the portion of any bonus paid to, and any performance-based equity awards earned by, the executive officer that the executive officer would not have received if the company's financial results had been reported properly. The right to cause a forfeiture or recovery of incentive compensation applies to incentive compensation awarded, vested and/or paid during the two years prior to the date on which the company is required to prepare an accounting restatement.

Tax and Accounting Considerations

  Deductibility of Executive Compensation

Generally, Section 162(m) of the Code disallows a tax deduction to any publicly-held corporation for any remuneration in excess of $1 million paid in any taxable year to its chief executive officer and certain other executive officers. Remuneration in excess of

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

$1 million may be deducted if, among other things, it qualifies as "performance-based compensation" within the meaning of the Code.

The Compensation Committee believes that stockholder interests are best served by not restricting the Compensation Committee's discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses. Accordingly, the Compensation Committee reserves the right to approve elements of compensation for certain officers that are not fully deductible in the future in appropriate circumstances.

  Taxation of "Parachute" Payments

Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change in control of the company that exceeds certain prescribed limits, and that we, or our successor, may forfeit a deduction on the amounts subject to this additional tax. We did not provide any executive officer, including any Named Executive Officer, with a "gross-up" or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G or 4999 during fiscal year 2016 and we have not agreed and are not otherwise obligated to provide any Named Executive Officer with such a "gross-up" or other reimbursement.

  Accounting for Stock-Based Compensation

We follow Financial Accounting Standards Board Accounting Standards Codification Topic 718, or ASC Topic 718, for our stock-based compensation awards. ASC Topic 718 requires companies to calculate the grant date "fair value" of their stock-based awards using a variety of assumptions. This calculation is performed for accounting purposes and reported in the compensation tables below, even though recipients may never realize any value from their awards. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based awards in their income statements over the period that an employee is required to render service in exchange for the award.

Risk Oversight of Compensation Programs

In fiscal year 2016, we conducted a risk assessment of our compensation policies and practices for our employees, including those relating to our executive compensation program. This risk assessment included a review of all our employee compensation programs, including our executive officer compensation program. Based on this assessment, we believe that these compensation programs have been appropriately designed to attract and retain talent and properly incent our employees while ensuring that they do not encourage excessive risk taking. We further believe that we have an effective system of controls and procedures in place to ensure that our employees, including our executive officers, are not encouraged to take unnecessary or excessive risks in managing our business. In addition, our recently adopted compensation recovery policy provides our board of directors with an additional risk mitigation tool by allowing the board to hold employees accountable for improper actions that run counter to the company's objectives or inflate incentive compensation payable to executives. Likewise, our recently adopted stock ownership guidelines for executives help to further align executive interests with those of stockholders and provide an additional risk mitigation tool.

In reaching this conclusion, we note the following policies and practices which are intended to enable us to effectively monitor and manage the risks associated with our compensation programs:

•

Most of our incentive compensation plans, including our annual cash bonus program, permit the Compensation Committee to exercise its discretion to select performance measures and set target levels, monitor performance and determine final payouts;

•

Each of our compensation programs is subject to oversight by a broad-based group of functions within the company, including human resources, finance and legal and at multiple management levels within the company;

•

Employee compensation reflects a balanced mix of programs that focus our employees on achieving both short-term and long-term goals and that provide a balanced mix of fixed and variable compensation;

•

There are caps on the maximum payouts available under certain programs, including our annual cash bonus program and our long-term incentive program; and

•

Equity awards granted to employees are subject to multi-year service-based vesting conditions.

We discussed the findings of our risk assessment with the Compensation Committee. Based upon this assessment, we believe that our compensation policies and practices do not encourage unnecessary or excessive risk taking and are not reasonably likely to have a material adverse effect on the company.

   EXECUTIVE COMPENSATION TABLES

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth the compensation during the last three fiscal years paid to or earned by (a) each person who served as Chief Executive Officer or Chief Financial Officer during fiscal year 2016 and (b) the three most highly compensated executive officers other than the Chief Executive Officer and Chief Financial Officer who were serving as executive officers at the end of fiscal year 2016 whose compensation exceeded $100,000 (collectively, the "Named Executive Officers").

Name and Principal Positions	Year	Salary ($)	Bonus ($)		Non-Equity Incentive Plan Compensation ($)[1]	Stock Awards ($)[2]	Option Awards ($)[2]	All Other Compensation ($)[3]	Total ($)

Timothy E. Conver[4]	2016	569,322	70,470		334,530	400,500	304,755	24,151	1,703,728
Former President	2015	522,935	—		350,520	299,973	300,095	24,344	1,497,867
and Chief Executive Officer	2014	510,016	—		306,204	690,900	453,764	24,450	1,985,334
Raymond Cook[5]	2016	262,500	79,754	[6]	141,246	408,750	308,125	7,111	1,207,486
Senior Vice President and Chief Financial Officer
Teresa Covington[7]	2016	259,085	14,877		70,623	267,587	—	16,193	628,366
Vice President of Finance,	2015	242,581	70,000		63,303	—	—	15,203	391,087
Former Interim Chief Financial Officer
Wahid Nawabi[8]	2016	358,083	41,499		197,001	400,500	507,926	23,564	1,528,573
President and Chief Executive	2015	308,672	—		170,015	226,989	227,073	16,145	948,894
Officer, Former Senior Vice	2014	280,390	264,968	[9]	129,686	—	—	51,363	726,407
President and Chief Operating Officer
Doug Scott[10]	2016	298,957	22,707		107,793	133,500	101,585	18,002	682,544
Senior Vice President, General	2015	274,056	—		118,468	113,979	114,028	12,088	632,619
Counsel and Secretary
Cathleen S. Cline[11]	2016	267,332	20,358		96,642	106,800	81,268	302,858	875,258
Former Senior Vice President	2015	249,054	—		107,218	87,712	87,744	17,536	549,264
of Administration

1.
This column reflects the cash bonuses paid to the Named Executive Officers under our annual executive cash bonus plan for performance during the applicable fiscal year.

2.
The value of the equity awards equals their grant date fair value as computed in accordance with ASC Topic 718. For additional information regarding the valuation assumptions used in the calculation of these amounts, refer to Note 11 to the financial statements included in our annual report on Form 10-K for our 2016 fiscal year, as filed with the SEC. The amounts shown in the table do not necessarily reflect the actual value that may be recognized by the Named Executive Officers. None of the long-term incentive compensation awards granted to the Named Executive Officers during fiscal year 2016 with performance conditions for the FY2016-FY2018 Performance Period or the long-term incentive compensation awards granted to Mr. Cook for the FY2015-FY2017 Performance Period were considered probable of achieving their vesting conditions at the date of grant. Therefore the grant date fair value of such performance awards for purposes of the Summary Compensation Table was zero. The full grant date fair value of awards which vest upon achieving performance conditions, assuming that the highest level of performance will be achieved in each

   EXECUTIVE COMPENSATION TABLES

  case, is, however, set forth in the table below. For more information about the long-term incentive compensation awards granted to the Named Executive Officers during fiscal year 2016, please see the Grants of Plan-Based Awards Tables below.

Name	Grant Date Fair Value of Long-Term Incentive Compensation Awards Granted in FY 2016 for FY 2016-2018 Performance Period ($)

Timothy E. Conver	900,000
Raymond Cook	380,000
Teresa Covington	190,000
Wahid Nawabi	530,000
Doug Scott	290,000
Cathleen S. Cline	260,000

Name	Grant Date Fair Value of Long-Term Incentive Compensation Awards Granted in FY 2016 for FY 2015-2017 Performance Period ($)

Raymond Cook	232,222

3.
These amounts represent the aggregate incremental cost to the company with respect to the perquisites and other personal benefits provided to the Named Executive Officer in fiscal years 2014 through 2016. For fiscal year 2016, the amounts include (a) our matching contributions to the 401(k) Plan, (b) life insurance premiums, (c) automobile allowances, (d) separation and consulting payments, and (e) personal security system contributions.

Name	Year	401(k) Matching Contributions	Life	Auto	Separation Payments(a)	Consulting Payments(b)	Personal Security System Contributions	Total

Timothy E. Conver	2016	15,905	6,769	1,477	—	—	—	24,151
Raymond Cook	2016	—	1,767	—	—	—	5,344	7,111
Teresa Covington	2016	15,564	629	—	—	—	—	16,193
Wahid Nawabi	2016	15,960	835	—	—	—	6,769	23,564
Doug Scott	2016	16,144	1,858	—	—	—	—	18,002
Cathleen S. Cline	2016	15,950	2,246	—	250,000	34,662	—	302,858

  a.
  For more information about Ms. Cline's separation payments, please see "Other Severance Arrangements" below.

  b.
  For more information about Ms. Cline's consulting agreement, please see "Other Severance Arrangements" below.
4.
Mr. Conver ceased serving as our President in January 2016 and retired as our Chief Executive Officer effective May 2, 2016.

5.
Mr. Cook began serving as our Senior Vice President and Chief Financial Officer in July 2015. Mr. Cook was a new Named Executive Officer for fiscal year 2016.

6.
Includes a signing bonus of $50,000 received by Mr. Cook in connection with his appointment as our Senior Vice President and Chief Financial Officer in July 2015.

7.
Ms. Covington served as our Interim Chief Financial Officer from February 2015 to July 2015, after which she was appointed Vice President, Finance. Prior to serving as our Interim Chief Financial Officer, Ms. Covington had served as Vice President of Finance of our Efficient Energy Systems business segment since May 2011. Ms. Covington was a new Named Executive Officer for fiscal year 2015.

8.
Mr. Nawabi was appointed as our President and Chief Executive Officer effective May 2, 2016. He served as our President and Chief Operating Officer from January 2016 to May 2015, as our Senior Vice President and Chief Operating Officer from April 2015 to January 2016 and as our Senior Vice President and General Manager, Efficient Energy Systems, from December 2011 to April 2015.

9.
In February 2013, we entered into an agreement with Mr. Nawabi pursuant to which we agreed to provide him with up to $300,000 in relocation benefits. The amount in this column represents the remaining portion of the relocation benefit earned by Mr. Nawabi during fiscal year 2014 after reimbursement for relocation costs of $35,032 incurred by him during fiscal year 2014 (which amounts are reflected in the "All Other Compensation" column), which amount was paid to Mr. Nawabi in August 2014.

10.
Mr. Scott was a new Named Executive Officer for fiscal year 2015.

11.
Prior to fiscal year 2015, Ms. Cline had not been a Named Executive Officer since fiscal year 2012.

   EXECUTIVE COMPENSATION TABLES

Grants of Plan-Based Awards

The following table provides information with respect to plan-based awards granted to the Named Executive Officers during fiscal year 2016.

											Grant Date Fair Value of Stock and Option Awards ($)[3]
								All Other Stock Awards: Number of Shares of Stock or Units (#)[1]	All Other Option Awards: Number of Securities Underlying Options (#)[2]
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/sh)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)

Equity Awards
Timothy E. Conver	6/24/15	—	—	—	—	—	—	15,000	—	—	400,500
Timothy E. Conver	6/24/15	—	—	—	—	—	—	—	30,000	26.70	304,755
Raymond Cook	7/7/15	—	—	—	—	—	—	15,000			408,750
Raymond Cook	7/7/15	—	—	—	—	—	—	—	30,000	27.25	308,125
Teresa Covington	6/24/15	—	—	—	—	—	—	8,000	—	—	213,600
Teresa Covington	6/24/15	—	—	—	—	—	—	2,022	—	—	53,987
Wahid Nawabi	6/24/15	—	—	—	—	—	—	15,000	—	—	400,500
Wahid Nawabi	6/24/15	—	—	—	—	—	—	—	50,000	26.70	507,926
Doug Scott	6/24/15	—	—	—	—	—	—	5,000	—	—	133,500
Doug Scott	6/24/15	—	—	—	—	—	—	—	10,000	26.70	101,585
Cathleen S. Cline	6/24/15	—	—	—	—	—	—	4,000	—	—	106,800
Cathleen S. Cline	6/24/15	—	—	—	—	—	—	—	8,000	26.70	81,268
Annual Executive Cash Bonus Plan[4]
Timothy E. Conver	6/24/15	225,000	450,000	900,000	—	—	—	—	—	—	—
Raymond Cook	7/7/15	95,000	190,000	380,000	—	—	—	—	—	—	—
Teresa Covington	6/24/15	47,500	95,000	190,000	—	—	—	—	—	—	—
Wahid Nawabi	6/24/15	132,500	265,000	530,000	—	—	—	—	—	—	—
Doug Scott	6/24/15	72,500	145,000	290,000	—	—	—	—	—	—	—
Cathleen S. Cline	6/24/15	65,000	130,000	260,000	—	—	—	—	—	—	—
Long-Term Incentive Compensation Plan FY2016-FY2018 Performance Period[5]
Timothy E. Conver	6/24/15	112,500	225,000	450,000	112,500	225,000	450,000	—	—	—	900,000
Raymond Cook	7/7/15	47,500	95,000	190,000	47,500	95,000	190,000	—	—	—	380,000
Teresa Covington	6/24/15	23,750	47,500	95,000	23,750	47,500	95,000	—	—	—	190,000
Wahid Nawabi	6/24/15	66,250	132,500	265,000	66,250	132,500	265,000	—	—	—	530,000
Doug Scott	6/24/15	36,250	72,500	145,000	36,250	72,500	145,000	—	—	—	290,000
Cathleen S. Cline	6/24/15	32,500	65,000	130,000	32,500	65,000	130,000	—	—	—	260,000
Long-Term Incentive Compensation Plan FY2015-FY2017 Performance Period[5]
Raymond Cook	7/7/15	29,028	58,056	116,111	29,028	58,056	116,111	—	—	—	232,222

1.
The restricted stock awards vest in five equal annual installments, with the first installment vesting on July 11, 2016.

2.
The stock option awards vest in five equal annual installments beginning on the first anniversary of the date of grant.

3.
Represents the grant date fair value of the stock awards as determined under ASC Topic 718. For additional information regarding the valuation assumptions used in the calculation of these amounts, refer to Note 11 to the financial statements included in our annual report on Form 10-K for our 2016 fiscal year, as filed with the SEC. For the restricted stock units that may be earned under the long-term incentive compensation program with respect to the FY2016-FY2018 Performance Period, the grant date fair value was calculated based on the maximum value of such awards which may vest upon achieving performance conditions, assuming that the highest level of performance will be achieved. None of the long-term incentive compensation awards granted to the Named Executive Officers during fiscal year 2016 with performance conditions were considered probable of achieving their vesting conditions at the date of grant. Therefore the grant date fair value of such performance awards for purposes of the Summary Compensation Table was zero.

4.
The Compensation Committee established maximum cash bonus and target bonus levels for the Named Executive Officers under our annual executive cash bonus plan in June 2015. The determination of the bonuses payable to the Named Executive Officers for fiscal year 2016 is described in the Compensation Discussion and Analysis section above. These columns show the range of bonus amounts for each Named Executive Officer from the threshold to the maximum based on the maximum permissible bonus amount set at the beginning of the fiscal year.

   EXECUTIVE COMPENSATION TABLES

5.
The Compensation Committee established threshold, target and maximum award levels for each of the Named Executive Officers under our long-term incentive compensation plan for the FY2016-FY2018 Performance Period in June 2015. The Compensation Committee granted Mr. Cook a pro-rated award under our long-term incentive compensation plan for the FY2015-FY2017 Performance Period effective upon Mr. Cook's start date in July 2015. The Compensation Committee previously established the terms of our long-term incentive compensation for the FY2015-FY2017 Performance Period in August 2014. The determinations of the cash and restricted stock units that will be payable to the Named Executive Officers following completion of the FY2016-FY2018 and FY2015-FY2017 Performance Periods are described in the Compensation Discussion and Analysis section above. These columns show the range of cash awards for each Named Executive Officer from the threshold to the maximum based on the maximum permissible award for each performance period set by the Compensation Committee. Provided that the threshold performance goals for a performance period are achieved, the Named Executive Officers' long-term incentive compensation awards will be paid as follows: 50% will be paid in cash as soon as practicable following the Certification Date for the applicable performance period and the remaining 50% will be paid in the form of a number of restricted stock units equal to (1) the portion of the award to be paid in the form of restricted stock units divided by (2) the fair market value per share of the company's common stock on the Certification Date. The restricted stock units will vest in two equal tranches on the last day of the first and second fiscal years following the completion of the relevant performance period. The amounts shown in the table reflect the estimated payment levels for the performance period in cash and in restricted stock units at threshold, target and maximum performance. The "Estimated Future Payouts Under Non-Equity Incentive Plan Awards" columns show the estimated cash payments and the "Estimated Future Payouts Under Equity Incentive Plan Awards" columns show the value of the restricted stock units that would be issued. The actual number of restricted stock units issued to our Named Executive Officers following the conclusion of a performance period will be based on our performance relative to the financial goals for that performance period and our stock price on the Certification Date. In addition, the restricted stock units may be settled in cash or in shares of company common stock, in the discretion of the Compensation Committee.

   EXECUTIVE COMPENSATION TABLES

Outstanding Equity Awards at Fiscal Year End

The following table provides information with respect to equity awards held by each of the Named Executive Officers as of April 30, 2016.

	Option Awards						Stock Awards
										Equity Incentive Plan Awards:
									Market Value of Shares or Units of Stock that Have not Vested ($)[2]	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
		Number of Securities Underlying Unexercised Options[1]					Number of Shares or Units of Stock that Have not Vested (#)
					Option Exercise Price ($)	Option Expiration Date
Name	Grant Date	Exercisable (#)		Unexercisable (#)

Timothy E. Conver	6/24/15	—		30,000	26.70	6/24/25	—		—	—		—
	6/24/15	—		—	—	—	15,000	[3]	433,200	—		—
	6/24/15	—		—	—	—	—		—	—	[4]	127,500	[4]
	8/1/14	4,272		17,090	31.27	8/1/24	—		—	—		—
	8/1/14	—		—	—	—	7,674	[5]	221,625	—		—
	8/1/14	—		—	—	—	—		—	—	[4]	96,900	[4]
	7/10/13	—		—	—	—	—		—	—	[4]	96,900	[4]
	6/12/13	20,000	[6]	30,000	19.74	6/12/23	—		—	—		—
	6/12/13	—		—	—	—	21,000	[6]	606,480	—		—
	6/22/07	98,310		—	22.38	6/22/17	—		—	—		—

Raymond Cook	7/7/15	—		30,000	27.25	7/7/25	—		—	—		—
	7/7/15	—		—	—	—	15,000	[3]	433,200	—		—
	7/7/15	—		—	—	—	—		—	—	[4]	47,500	[4]
	7/7/15	—		—	—	—	—		—	—	[4]	29,028	[4]

Teresa Covington	6/24/15	—		—	—	—	8,000	[3]	234,040
	6/24/15	—		—	—	—	2,022	[3]	2,022
	6/24/15	—		—	—	—				—	[4]	23,750	[4]
	8/1/14	—		—	—	—	—		—	—	[4]	17,500	[4]
	7/10/13	—		—	—	—	—		—	—	[4]	17,500	[4]
	4/22/13	—		—	—	—	1,200	[6]	34,656	—		—
	5/16/11	—		—	—	—	2,000	[7]	57,760	—		—

Wahid Nawabi	6/24/15	—		50,000	26.70	6/24/25	—		—	—		—
	6/24/15	—		—	—	—	15,000	[3]	433,200	—		—
	6/24/15	—		—	—	—	—		—	—	[4]	66,250	[4]
	8/1/14	3,232		12,932	31.27	8/1/24	—		—	—		—
	8/1/14	—		—	—	—	5,807	[5]	167,706	—		—
	8/1/14	—		—	—	—	—		—	—	[4]	47,000	[4]
	7/10/13	—		—	—	—	—		—	—	[4]	41,040	[4]
	4/22/13	18,000		12,000	18.07	4/22/23	—		—	—		—
	4/22/13	—		—	—	—	12,000	[6]	346,560	—		—
	3/1/12	40,000		10,000	28.72	3/1/22	—		—	—		—

Doug Scott	6/24/15	—		10,000	26.70	6/24/25	—		—	—		—
	6/24/15	—		—	—	—	5,000	[3]	144,400	—		—
	6/24/15	—		—	—	—	—		—	—	[4]	36,250	[4]
	8/1/14	1,623		6,494	31.27	8/1/24	—		—	—		—
	8/1/14	—		—	—	—	2,916	[5]	84,214	—		—
	8/1/14	—		—	—	—	—		—	—	[4]	32,750	[4]
	8/22/13	4,000		6,000	22.66	8/22/23	—		—	—		—
	7/22/13	6,000		9,000	23.12	7/22/23	—		—	—		—
	7/22/13	—		—	—	—	7,800	[8]	225,264

Cathleen S. Cline	6/24/15	—		8,000	26.70	6/24/25	—		—	—		—
	6/24/15	—		—	—	—	4,000	[3]	115,520	—		—
	6/24/15	—		—	—	—	—		—	—	[4]	32,500	[4]
	8/1/14	1,249		4,997	31.27	8/1/24	—		—	—		—
	8/1/14	—		—	—	—	2,244	[5]	64,807	—		—
	8/1/14	—		—	—	—	—		—	—	[4]	29,640	[4]
	7/10/13	—		—	—	—	—		—	—	[4]	29,640	[4]
	4/22/13	10,800		7,200	18.07	4/22/23	—		—	—		—
	4/22/13	—		—	—	—	7,200	[6]	207,936	—		—
	5/11/11	8,000		2,000	29.79	5/11/21	—		—	—		—
	3/31/09	10,000		—	21.28	3/31/19	—		—	—		—
	6/13/07	15,000		—	20.75	6/13/17	—		—	—		—
	7/18/00	21,113		—	0.593	7/18/20	—		—	—		—
	6/23/98	25,189		—	0.593	6/23/18	—		—	—		—

1.
Except as otherwise noted, all stock option awards vest in five equal annual installments beginning on the first anniversary of the date of grant.

   EXECUTIVE COMPENSATION TABLES

2.
Calculated using the closing price per share of our common stock of $28.88 on April 30, 2016.

3.
This restricted stock award vests in five equal annual installments, with the first installment vesting on July 11, 2016.

4.
Represents the value of awards that may be paid to the Named Executive Officers in the form of restricted stock units under our long-term incentive program for the FY2014-FY2016 Performance Period, the FY2015-FY2017 Performance Period and the FY2016-FY2018 Performance Period at threshold performance. The Compensation Committee determined that no payment of the FY2014-FY2016 awards would be made because the company did not achieve the threshold performance goals for such awards. Provided that the threshold performance goals for the FY2015-FY2017 or FY2016-FY2018 Performance Periods are achieved, the Named Executive Officers' long-term incentive compensation awards will be paid as follows: 50% will be paid in cash as soon as practicable following the Certification Date for the applicable performance period, and the remaining 50% will be paid in the form of a number of restricted stock units equal to (1) the portion of the award to be paid in the form of restricted stock units divided by (2) the fair market value per share of the company's common stock on the Certification Date. The restricted stock units will vest in two equal tranches on the last day of the first and second fiscal years following the completion of the relevant performance period. If such restricted stock units are earned, they would vest in two equal installments on the last day of the first and second fiscal years following the completion of the relevant performance period. If target or maximum performance is achieved for either performance period, the respective value of the restricted stock units that would be paid for each performance period would be as follows:

	FY2015-FY2017 Performance Period		FY2016-FY2018 Performance Period
	Target Value ($)	Maximum Value ($)	Target Value ($)	Maximum Value ($)

Timothy E. Conver	193,800	387,600	255,000	450,000

Raymond Cook	58,056	116,111	95,000	190,000

Teresa Covington	35,000	70,000	47,500	95,000

Wahid Nawabi	94,000	188,000	132,500	265,000

Doug Scott	65,500	131,000	72,500	145,000

Cathleen S. Cline	59,280	118,560	65,000	130,000

  The actual number of restricted stock units issued to our Named Executive Officers following the conclusion of a performance period will be based on our performance relative to the financial goals for that performance period and our stock price on the Certification Date. The value of the restricted stock units that may be received by an executive will depend on our stock price on the payment date. In addition, the restricted stock units may be settled in cash or in shares of the company's common stock, in the discretion of the Compensation Committee.

5.
The restricted stock award vests in five equal annual installments, with the first installment vesting on October 5, 2015.

6.
The award vests in five equal annual installments, with the first installment vesting on July 11, 2014.

7.
The restricted stock award vests in five equal annual installments, with the first installment vesting on July 11, 2012.

8.
The restricted stock award vests in five equal annual installments, with the first installment vesting October 5, 2014.

   EXECUTIVE COMPENSATION TABLES

Option Exercises and Stock Vested in Fiscal Year 2016

The following table provides information on option exercises and stock award vesting for each of the Named Executive Officers during fiscal year 2016.

	Option Exercises		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Timothy E. Conver	—	—	8,919	230,803

Raymond Cook	—	—	—	—

Teresa Covington	—	—	2,625	87,754

Wahid Nawabi	—	—	5,452	139,422

Doug Scott	—	—	4,329	91,775

Cathleen S. Cline	10,000	255,207	2,961	77,077

Payments Upon Termination or Change of Control

Severance Protection Agreements

In December 2015, we entered into severance protection agreements with each of our Named Executive Officers which provide for the payment of certain benefits to the officer in connection with a change in control and/or the termination of such officer's employment as summarized below. The agreements with Mr. Conver and Ms. Cline terminated on May 2, 2016 and April 30, 2016, respectively, upon Mr. Conver's and Ms. Cline's respective retirements as employees of the company. Mr. Nawabi entered into an amended and restated severance protection agreement on May 2, 2016 upon the effectiveness of his appointment as the company's Chief Executive Officer.

Except as noted below, the severance protection agreements with the Named Executive Officers are on identical terms and do not provide for a gross up of severance benefits in the event excise taxes under Section 280G of the Internal Revenue Code apply.

(a)
The term of each agreement commenced on the date of the agreement's execution and continues until December 31, 2018. If a change in control occurs during the term of the agreement, the term will be extended to the date that is 18 months after the date of the occurrence of such change in control.

(b)
Upon termination of the officer's employment by the company without cause or by the officer for good reason (as those terms are defined in the agreements) within 18 months following a change in control, the officer is entitled to receive (i) his or her prorated bonus target for the year in which the termination occurs, (ii) a lump sum cash payment (the "Lump Sum Payment") equal to 1.0x (or 1.5x for our Chief Executive Officer) the sum of his or her base salary at the rate in effect on the termination date (or, if higher, the highest base salary rate in effect at any time during the 180-day period prior to a change in control), his or her annual target bonus for the year in which the termination occurs and 100% of his or her target payout under all outstanding long-term incentive plan awards, (iii) acceleration of vesting and exercisability of equity awards, (iv) the continuation of certain employee welfare plan benefits for the executive and his or her dependents and beneficiaries for a period of 12 months and (v) outplacement services for a period of 12 months, or if earlier, until the first acceptance by the executive of an offer of employment.

(c)
If an executive's employment is terminated by the company without cause or by the executive for good reason, and a change in control occurs prior to the earlier of the date which is three (3) months following the termination date or February 14th of the calendar year following the year in which the termination date occurs, the executive shall be entitled to receive the benefits described in (b) above.

(d)
The agreements also provide for the officer receiving the following severance benefits if the officer's employment is terminated by the company for any reason other than cause in a context that does not involve a change in control, or upon any termination by reason of the officer's death or disability: (i) his or her prorated

   EXECUTIVE COMPENSATION TABLES

  bonus target for the year in which the termination occurs, (ii) a lump sum payment in an amount equal to his or her base salary at the rate in effect on the termination date, and (iii) the continuation of certain employee welfare plan benefits for the executive and his or her dependents and beneficiaries for a period of 12 months. Under his agreement, Mr. Nawabi would also be entitled to receive the severance benefits described in this section (d) in a non-change in control context if he terminates his employment for good reason.

(e)
To receive the severance benefits described above, the officer must execute a full release of any and all claims against the company and comply with certain obligations specified in the agreement for 12 months following the termination date, including non-solicitation and non-disparagement obligations and continued compliance with the obligations under the executive's patent and confidentiality agreement with the company. Any waiver of any breach of such obligations must be approved by the company.

For purposes of the severance protection agreements, "change in control" of the company generally means, subject to certain exceptions, (a) the consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the company's assets unless all or substantially all of the beneficial owners prior to such transaction immediately own more than 50% of the combined outstanding voting power of the entity resulting from the transaction; (b) individuals who at the beginning of any two year period constitute the company's board of directors cease for any reason to constitute at least a majority of the board of directors; (c) the acquisition by any person of beneficial ownership of 25% or more of the outstanding voting power of the company; or (d) the approval by the company's stockholders of a complete liquidation or dissolution of the company.

Other Severance Arrangements

Cathleen Cline retired as our Senior Vice President of Administration effective April 30, 2016. We entered into a separation agreement with Ms. Cline in connection with Ms. Cline's resignation and retirement as an officer of the company. Under the separation agreement, Ms. Cline is entitled to receive (1) a separation payment in the aggregate amount of $250,000, payable in two equal installments of $125,000 on May 15, 2016 and January 15, 2017, (2) her annual cash bonus earned for fiscal year 2016 based on her bonus target and the degree to which we achieved the performance metrics established for the annual bonus program ($117,000), and (3) a one-year consulting agreement with the company. Ms. Cline also released the company and certain of its related parties from all potential claims and agreed to be subject to certain non-disparagement obligations.

Pursuant to the consulting agreement we entered into with Ms. Cline, which has a one-year term expiring April 30, 2017, she will receive the following for providing certain consulting services to us: (1) a monthly retainer of $2,000; and (2) continued coverage under our medical benefits program and payment by us of her medical plan premiums. As a result of her continued service to us under the consulting agreement, the vesting of all unvested stock options and restricted stock awards outstanding as of the last date of Ms. Cline's employment with the company will continue during the one-year term of the consulting agreement.

Potential Payments Upon Termination or Change in Control

Summary of Potential Payments Upon Termination (As of April 30, 2016)

The table below sets forth the estimated payments to be made to each Named Executive Officer under his or her severance protection agreement in the event of the officer's involuntary termination by the Company without cause, termination by reason of death or disability, or in the case of our Chief Executive Officer, his voluntary termination for good reason, in each case not within the change in control protection period provided in the severance protection agreements. The following table assumes that such termination occurred on April 30, 2016. Mr. Conver and Ms. Cline are included in this table because they were serving as executive officers on April 30,

   EXECUTIVE COMPENSATION TABLES

2016. Their severance protection agreements terminated upon their retirement from the company. The terms of Ms. Cline's separation arrangements with the company in connection with her retirement are described above.

Name	Cash Severance[1] ($)	Benefits Continuation[2] ($)		Total ($)

Timothy E. Conver	1,000,014	196,982	[3]	1,196,996

Raymond Cook	515,000	21,001		536,001

Teresa Covington	345,016	15,171		360,187

Wahid Nawabi	600,000	21,842		621,842

Doug Scott	435,000	30,296		465,296

Cathleen S. Cline	388,024	10,662		398,686

1.
Cash severance was calculated using the base salary in effect for each officer on April 30, 2016, plus the target annual bonus for each officer for fiscal year 2016.

2.
The benefit continuation payment is based on premium costs as of April 30, 2016.

3.
For Mr. Conver, the benefits continuation column includes the estimated actuarial value, as of April 30, 2016, of the lifetime supplemental medical coverage to be provided for Mr. Conver and his spouse, based on the estimated future cost of insurance premiums and the life expectancies of Mr. Conver and his spouse.

Summary of Potential Payments Upon Change in Control (As of April 30, 2016)

The table below sets forth the estimated payments to be made to each Named Executive Officer under his or her severance protection agreement in the event of the officer's involuntary termination by the Company without cause or the officer's voluntary termination for good reason within 18 months after a change in control within the change in control protection period provided in the severance protection agreements. The following table assumes that such termination, and a corresponding change in control, occurred on April 30, 2016. Mr. Conver and Ms. Cline are included in this table because they were serving as executive officers on April 30, 2016. Their severance protection agreements terminated upon their retirement from the company. The terms of Ms. Cline's separation arrangements with the company in connection with her retirement are described above.

		Other Benefits
Name	Cash Severance[1] ($)	Benefits Continuation[2] ($)		In-the-Money Value of Accelerated Stock Options[3] ($)	Value of Accelerated Restricted Stock Awards[4] ($)	Total Value of Change- in-Control Related Benefits ($)

Timothy E. Conver	3,787,821	196,982	[5]	424,872	1,261,305	5,670,980

Raymond Cook	1,011,111	21,001		48,900	433,200	1,514,212

Teresa Covington	675,016	15,171		—	381,851	1,072,038

Wahid Nawabi[6]	1,482,160	21,842		240,320	947,466	2,691,788

Doug Scott	856,000	30,296		110,960	453,878	1,451,134

Cathleen S. Cline	885,144	10,662		388,263	95,272	1,379,341

1.
Cash severance was calculated using the base salary in effect for each officer on April 30, 2016, the target bonus for each officer for fiscal year 2016 and each officer's target goal bonus amounts under the FY2014-FY2016 Performance Period, the FY2015-FY2017 Performance Period and the FY2016-FY2018 Performance Period long-term incentive compensation plan awards granted to such officer, if applicable.

2.
The benefit continuation payment is based on premium costs as of April 30, 2016. The benefits continuation column excludes outplacement benefits which we are not able to quantify at this time. We expect the amount of outplacement benefits to be immaterial.

3.
Amounts in respect of stock options were determined by multiplying the number of stock options that would have vested upon such employment termination by the difference between $28.88, the closing price of our common stock on April 30, 2016, and the applicable exercise prices of such stock options.

4.
Amounts in respect of restricted stock awards were determined by multiplying the number of restricted stock awards that would have vested upon such employment termination by $28.88, the closing price of our common stock on April 30, 2016.

5.
For Mr. Conver, the benefits continuation column includes the estimated actuarial value, as of April 30, 2016, of the lifetime supplemental medical coverage to be provided for Mr. Conver and his spouse, based on the estimated future cost of insurance premiums and the life expectancies of Mr. Conver and his spouse.

6.
Mr. Nawabi entered into an amended and restated severance protection agreement upon his appointment of Chief Executive Officer effective May 2, 2016 and would now be entitled to a cash severance payment equal to 1.5x the sum of his highest base salary in effect within the 180-day period prior to a change in control, his annual bonus target and all outstanding long-term incentive plan awards. If this agreement had been in effect on April 30, 2016, Mr. Nawabi's cash severance payment for purposes of the foregoing table would have been $2,090,740.

   AUDIT MATTERS

AUDIT MATTERS

Audit Committee Report

The Audit Committee of our board of directors serves as the representative of the board for general oversight of our financial accounting and reporting, systems of internal control, audit process, and monitoring compliance with laws and regulations and standards of business conduct. The Audit Committee is made up solely of independent directors, as defined in the applicable SEC and Nasdaq rules, and operates under a written charter adopted by the board. The composition of the Audit Committee, the attributes of its members and its responsibilities, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. Management has responsibility for preparing our financial statements, as well as for our financial reporting process. Ernst & Young LLP, acting as our independent registered public accounting firm, is responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles in the United States. The Audit Committee periodically meets with Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm.

In this context, the Audit Committee hereby reports as follows:

(1)
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended April 30, 2016 with management.

(2)
The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed with the independent registered public accounting firm by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

(3)
The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with such firm its independence from the company.

Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the board of directors, and the board has approved, that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended April 30, 2016, for filing with the SEC.

Audit Committee Edward R. Muller (Chair) Stephen F. Page Catharine Merigold

   ITEM 2. RATIFICATION OF SELECTION OF ERNST & YOUNG LLP

ITEM 2. RATIFICATION OF SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our board of directors has selected Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending April 30, 2017. Ernst & Young LLP served as our independent registered public accounting firm in fiscal year 2016. The services provided to us by Ernst & Young LLP for the last two fiscal years are described under the caption "Audit-Related Matters – Fees Paid to Independent Auditors" below. Stockholder approval of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required. Our board believes that obtaining stockholder ratification of the selection of Ernst & Young LLP is a sound governance practice. If the stockholders do not vote on an advisory basis in favor of Ernst & Young LLP, the Audit Committee will reconsider whether to hire the firm and may retain Ernst & Young LLP or hire another firm without resubmitting the matter for stockholder approval. The Audit Committee retains the discretion at any time to appoint a different independent registered public accounting firm.

Representatives of Ernst & Young LLP are expected to be available at the annual meeting to respond to appropriate questions and to make a statement if they desire.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
"FOR" THE RATIFICATION OF SELECTION OF ERNST & YOUNG LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Fees Paid to Independent Auditors

We engaged Ernst & Young LLP as our independent registered public accounting firm for the fiscal years ended April 30, 2014, 2015 and 2016, and to perform procedures related to the financial statements included in our quarterly reports on Form 10-Q. Our Audit Committee approved the engagement of Ernst & Young LLP. The following table shows the fees for audit and other services provided by Ernst & Young LLP for the fiscal years ended April 30, 2016 and 2015.

	FY2016 Fees	FY2015 Fees

Audit Fees	$871,186	$802,500
Audit-Related Fees	—	—
Tax Fees	125,696	117,000
All Other Fees	1,995	1,995

Total	$998,877	$921,495

Audit Fees.    This category includes fees associated with our annual audit and the audit of internal control over financial reporting, the review of the company's quarterly reports on Form 10-Q and statutory audits required internationally.

Audit Related Fees.    This category includes fees for services that are reasonably related to the performance of the audit or review of financial statements but are not included in "Audit Fees."

Tax Fees.    This category consists of fees for tax advice, planning and compliance principally in connection with the preparation of our tax returns and assistance with governmental tax audits.

   ITEM 2. RATIFICATION OF SELECTION OF ERNST & YOUNG LLP

All Other Fees.    This category consists of fees for services that are not included in the above categories and primarily includes fees for obtaining access to an online accounting research tool.

Pre-Approval Policy of the Audit Committee

Our Audit Committee has established a policy that generally requires that all audit and permissible non-audit services provided by our independent registered public accounting firm be pre-approved by the Audit Committee, or a designated Audit Committee member. These services may include audit services, audit-related services, tax services and other services. All permissible non-audit services provided by our independent registered public accounting firm have been pre-approved by the Audit Committee or a designated Audit Committee member. Our Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the accountants' independence and determined that it is consistent with such independence.

   ITEM 3. PROPOSAL TO AMEND AND RESTATE INCENTIVE PLAN

ITEM 3. APPROVAL OF AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN

Introduction

In 2011, our board of directors and stockholders approved an amendment and restatement of our 2006 Equity Incentive Plan (the "2011 Restated Plan"). On June 23, 2016, our board of directors approved an amendment and restatement of the 2011 Restated Plan (the "2016 Restated Plan"), subject to stockholder approval. Our stockholders are being asked to approve the 2016 Restated Plan. The 2016 Restated Plan will become effective immediately upon stockholder approval at our annual meeting.

The 2016 Restated Plan is identical in all material respects to the 2011 Restated Plan, including the share reserve thereunder. The 2016 Restated Plan does not increase the number of shares authorized for issuance, and the authorized share limit from the 2011 Restated Plan would continue to apply.

The principal features of the 2016 Restated Plan are summarized below, but the summary is qualified in its entirety by reference to the 2016 Restated Plan itself, which is attached to this proxy statement as Appendix A, and which is marked to show changes to the 2011 Restated Plan, with deletions indicated by strike-outs and additions indicated by underlining. Other than as outlined in "Overview of Proposed Amendments" below, the material terms of the 2016 Restated Plan remain the same as the 2011 Restated Plan.

Rationale for 2016 Restated Plan

Seeking Stockholder Re-approval Under Section 162(m) of the Code.    We are seeking stockholder re-approval of the material terms of the performance goals set forth in the 2016 Restated Plan, which are identical to the performance goals previously approved by stockholders set forth in the 2011 Restated Plan. Stockholder re-approval of such performance goals would preserve our ability to deduct compensation associated with future performance-based awards made under the 2016 Restated Plan to certain executives under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) limits the deductions a publicly-held company can claim for compensation in excess of $1 million paid in a given year to its chief executive officer and its three other most highly-compensated executive officers (other than its chief financial officer) (these officers are generally referred to as the "covered employees"). "Performance-based" compensation that meets certain requirements is not counted against the $1 million deductibility cap. Stock options and stock appreciation rights qualify as performance-based compensation. Other awards that we may grant under the 2016 Restated Plan may qualify as performance-based compensation if the payment, retention or vesting of the award is subject to the achievement during a predetermined period of performance goals selected by the Compensation Committee. The Compensation Committee retains the discretion to set the level of performance for a given performance measure under a performance-based award. For such awards to qualify as performance-based compensation, the stockholders must approve the material terms of the performance goals every five years. The stockholders last approved the performance goals in 2011 when they approved the 2011 Restated Plan. For a discussion of the performance criteria for which approval is being sought, please see the discussion under "Performance Criteria" below.

Stockholder approval of the 2016 Restated Plan is only one of several requirements under Section 162(m) that must be satisfied for amounts realized under the 2016 Restated Plan to qualify for the "performance-based" compensation exemption under Section 162(m), and submission of the material terms of the 2016 Restated Plan performance goals for stockholder approval should not be viewed as a guarantee that we will be able to deduct all compensation under the 2016 Restated Plan. Nothing in this proposal precludes us or the plan administrator from making any payment or granting awards that do not qualify for tax deductibility under Section 162(m).

   ITEM 3. PROPOSAL TO AMEND AND RESTATE INCENTIVE PLAN

Non-Employee Director Compensation Limit.    The 2016 Restated Plan also includes an annual limit on compensation that may be made to non-employee directors each fiscal year.

If this Proposal No. 3 is not approved, the 2016 Restated Plan will not become effective, the existing 2011 Restated Plan will remain in effect, and we may continue to grant awards under the existing 2011 Restated Plan, subject to its terms, conditions and limitations, using the shares available for issuance thereunder. In addition, we would lose the ability to deduct compensation associated with future performance-based awards under Section 162(m) made under the 2011 Restated Plan.

Equity Incentive Awards Are Critical to Long-Term Stockholder Value Creation

The table below presents information about the number of shares that were subject to various outstanding equity awards under the 2011 Restated Plan, the AeroVironment, Inc. 2002 Equity Incentive Plan and the AeroVironment, Inc. Nonqualified Stock Option Plan, and the shares remaining available for issuance under each such plan, each at August 8, 2016. The 2011 Restated Plan is the only equity plan we currently have in place under which we can grant equity awards.

	Number of Shares	As a % of Shares Outstanding[1]	Dollar Value[2]

2011 Restated Plan[3]
Options outstanding	677,799	2.9%	$19,629,059
Restricted stock outstanding	349,536	1.5%	$10,122,563
Restricted stock units outstanding	—	—	—
Shares remaining available for grant	2,778,408	11.9%	$80,462,696
Weighted average exercise price of outstanding options	—	—	$24.46
Weighted average remaining term of outstanding options	—	—	4.9 years
AeroVironment, Inc. 2002 Equity Incentive Plan
Options outstanding	4,223	*	$122,298
Shares remaining available for grant	—	—	—
Weighted average exercise price of outstanding options	—	—	$11.791
Weighted average remaining term of outstanding options	—	—	0.1 years
AeroVironment, Inc. Nonqualified Stock Option Plan
Options outstanding	90,829	*	$2,630,408
Shares remaining available for grant	—	—	—
Weighted average exercise price of outstanding options	—	—	$0.593
Weighted average remaining term of outstanding options	—	—	2.2 years

*
Less than 1%.

1.
Based on 23,394,730 shares of our common stock outstanding as of August 8, 2016.

2.
Based on the closing price of our common stock on August 8, 2016 of $28.96 per share.

3.
Disclosure in this table for the 2011 Restated Plan does not include outstanding long-term incentive awards granted under the 2011 Restated Plan, which are granted based on a target dollar value. The company's long-term incentive awards are described in more detail above under "Compensation Discussion and Analysis — Executive Compensation Program Components — Long-Term Incentive Compensation Program." The maximum dollar value of the long-term incentive plan awards outstanding as of August 8, 2016 under the 2011 Restated Plan, assuming maximum performance is achieved under such awards, is $6,641,222 in the aggregate (50% of which would be paid in cash and 50% of which would be paid in restricted stock units based on the fair market value per share of our common stock on the Certification Dates for such awards).

Our board of directors determined not to increase the share reserve under the 2016 Restated Plan over the existing share reserve under the 2011 Restated Plan.

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In fiscal years 2014, 2015 and 2016, equity awards representing a total of approximately 253,500 shares, 245,779 shares and 319,548 shares, respectively, were granted under the 2011 Restated Plan (excluding long-term incentive plan awards issued during such periods), for an annual equity burn rate of 1.1%, 1.1% and 1.4%, respectively. This level of equity awards represents a 3-year average burn rate of 1.2% of common shares outstanding. Equity burn rate is calculated by dividing the number of shares subject to equity awards granted during the fiscal year by the number of shares outstanding at the end of the period.

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We expect the proposed aggregate share reserve under the 2016 Restated Plan to provide us with enough shares for awards for the remaining term of the 2016 Restated Plan, assuming we continue to grant awards consistent with our current practices and historical usage, as reflected in our historical burn rate, and further

   ITEM 3. PROPOSAL TO AMEND AND RESTATE INCENTIVE PLAN

  dependent on the price of our shares and hiring activity during the next few years, forfeitures of outstanding awards, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the 2016 Restated Plan could last for a shorter or longer time.

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In fiscal years 2014, 2015 and 2016, the end of year overhang rate was approximately 18.1%, 17.5% and 16.7%, respectively (excluding the effects of long-term incentive plan awards outstanding at the end of such periods). If the 2016 Restated Plan is approved, we expect our overhang at the end of 2017 will be unchanged from the level at the end of 2016 and will remain at approximately 17%. Overhang is calculated by dividing (1) the sum of the number of shares subject to equity awards outstanding at the end of the fiscal year plus shares remaining available for issuance for future awards at the end of the fiscal year by (2) the number of shares outstanding at the end of the fiscal year.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the extremely competitive labor markets in which we compete, our board of directors has determined that the size of the share reserve under the 2016 Restated Plan is reasonable and appropriate at this time. Our board of directors does not believe that the creation of a subcommittee to evaluate the risk and benefits for issuing shares under the 2016 Restated Plan is necessary and will not create such a subcommittee.

Material Terms of the 2016 Restated Plan

Securities Subject to the 2016 Restated Plan

A total of 4,884,157 shares of our common stock are reserved for issuance under the 2016 Restated Plan. The proposed 2016 Restated Plan does not make any change to the number of shares reserved for issuance under the 2011 Restated Plan. As of August 8, 2016, the aggregate number of shares of common stock subject to outstanding awards under the 2011 Restated Plan was 1,027,335 (excluding any shares of common stock potentially issuable pursuant to our outstanding long-term incentive plan awards), and 1,078,414 shares of common stock have been issued pursuant to the exercise, vesting or settlement of awards under the 2011 Restated Plan. As of August 8, 2016, a total of 2,778,408 shares of common stock remained available for future issuance under the 2011 Restated Plan (excluding any shares of common stock potentially issuable pursuant to our outstanding long-term incentive plan awards). As of August 8, 2016, an additional 114,662 shares of common stock may be issued pursuant to the terms of our outstanding long-term incentive plan awards based on the per share fair market value of our common stock on August 8, 2016 and assuming maximum performance levels are achieved under such awards. The foregoing share numbers may be adjusted for changes in our capitalization and certain corporate transactions, as described below under "Adjustments Upon Changes in Capitalization."

The maximum number of shares which may be subject to awards granted under the 2016 Restated Plan to any individual in any fiscal year may not exceed 2,000,000 shares of common stock and the maximum cash payment any individual can receive in any fiscal year with respect to awards granted under the 2016 Restated Plan is $5 million.

To the extent that an award expires, terminates or lapses for any reason, or an award is settled in cash without the delivery of shares of stock to the recipient, any shares subject to the award as to which the award was not exercised will be available for future grant or sale under the 2016 Restated Plan. Shares of restricted stock that are forfeited or repurchased by us pursuant to the 2016 Restated Plan may again be granted or awarded under the 2016 Restated Plan. In addition, shares of common stock that are delivered by the holder, or withheld by us upon the exercise of any award under the 2016 Restated Plan, in payment of the exercise or purchase price of such award or tax withholding thereon will be available for future grant or sale under the 2016 Restated Plan.

To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by us or any of our subsidiaries will not be counted against the shares available for issuance under the 2016 Restated Plan.

   ITEM 3. PROPOSAL TO AMEND AND RESTATE INCENTIVE PLAN

Administration

The Compensation Committee of our board of directors administers the 2016 Restated Plan. To administer the 2016 Restated Plan, our Compensation Committee must consist of at least two members of our board of directors, each of whom is both a "non-employee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" for purposes of Section 162(m) of the Code. Subject to the terms and conditions of the 2016 Restated Plan, our Compensation Committee will have the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2016 Restated Plan. Our Compensation Committee will also be authorized to adopt, amend or rescind rules relating to administration of the 2016 Restated Plan. Our board of directors may at any time abolish the Compensation Committee and revest in itself the authority to administer the 2016 Restated Plan. The full board of directors will administer the 2016 Restated Plan with respect to awards to non-employee directors.

Eligibility

Our employees, consultants and directors and the employees and consultants of our subsidiaries will be eligible to receive awards under the 2016 Restated Plan. As of August 8, 2016, we had 690 employees, 106 consultants and eight directors (seven of whom are non-employee directors). There were no additional employees or consultants of our subsidiaries who would be eligible to participate in the 2016 Restated Plan.

Our Compensation Committee determines which employees, consultants and directors will be granted awards. No person will be entitled to participate in the 2016 Restated Plan as a matter of right nor does any such participation constitute assurance of continued employment or service with us. Only those employees, consultants and directors who are selected to receive grants by our Compensation Committee may participate in the 2016 Restated Plan.

Awards Under the 2016 Restated Plan

The 2016 Restated Plan provides that our Compensation Committee (or the board of directors, in the case of awards to non-employee directors) may grant or issue stock options (both incentive stock options ("ISOs") and non-qualified stock options ("NQSOs")), restricted stock awards, restricted stock units ("RSUs"), stock appreciation rights ("SARs"), performance share awards, performance share units, dividend equivalents, deferred stock, performance bonus awards, other stock-based awards and stock payments, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

Nonqualified Stock Options.    NQSOs will provide for the right to purchase shares of our common stock at a specified price which may not be less than the fair market value of a share of common stock on the date of grant, and usually will become exercisable (at the discretion of our Compensation Committee) in one or more installments after the grant date, subject to the participant's continued employment or service with us and/or subject to the satisfaction of performance targets established by our Compensation Committee (or the board of directors). NQSOs may be granted for any term specified by our Compensation Committee (or the board of directors), but the term may not exceed ten years.

Incentive Stock Options.    ISOs will be designed to comply with the provisions of the Code and will be subject to specified restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price of not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee's termination of employment, and must be exercised within the ten years after the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, the 2016 Restated Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant and the ISO must expire upon the fifth anniversary of the date of its grant.

   ITEM 3. PROPOSAL TO AMEND AND RESTATE INCENTIVE PLAN

Restricted Stock Awards.    Restricted stock may be granted to participants and made subject to such restrictions as may be determined by our Compensation Committee (or the board of directors). Typically, restricted stock may be forfeited for no consideration or repurchased by us at the original purchase price if the conditions or restrictions are not met, and they may not be sold or otherwise transferred to third parties until such conditions or restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and certain other rights as a stockholder prior to the time when the restrictions lapse.

Restricted Stock Units and Deferred Stock.    RSUs and deferred stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by our Compensation Committee (or the board of directors). Like restricted stock, RSUs and deferred stock may not be sold or otherwise transferred or hypothecated until vesting conditions are removed or expire. Unlike restricted stock, stock underlying RSUs or deferred stock awards will not be issued until the awards have vested, and a recipient of RSUs or deferred stock generally will have no rights as a stockholder prior to the time when vesting conditions are satisfied.

Stock Appreciation Rights.    SARs granted under the 2016 Restated Plan typically will provide for payments to the holder based upon increases in the price of our common stock over the exercise price of the SAR, which exercise price shall not be less than the fair market value per share of our common stock on the date of grant. Except as required by Section 162(m) of the Code with respect to an SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the 2016 Restated Plan on the exercise of SARs or the amount of gain realizable therefrom. Our Compensation Committee (or the board of directors) may elect to pay SARs in cash or in common stock or in a combination of both.

Dividend Equivalents.    Dividend equivalents represent the value of the dividends, if any, per share paid by us, calculated with reference to the number of shares covered by the stock options, SARs, RSUs or other awards held by the participant.

Stock Payments.    Stock payments may be authorized by our Compensation Committee (or the board of directors) in the form of common stock or an option or other right to purchase common stock as part of a bonus, deferred compensation or other arrangement. Unless otherwise determined by our Compensation Committee (or the board of directors), stock payments will be made in lieu of all or any part of compensation that would otherwise be payable in cash to the employee or consultant.

Performance Awards.    Performance awards (i.e., performance share awards, performance stock units, performance bonus awards, performance-based awards and deferred stock) may be granted by our Compensation Committee (or the board of directors) on an individual or group basis. Generally, these awards will be based upon specific performance targets and may be paid in cash or in common stock or in a combination of both. Performance awards may include "phantom" stock awards that provide for payments based upon increases in the price of our common stock over a predetermined period. Performance awards may also include bonuses that may be granted by our Compensation Committee (or the board of directors) on an individual or group basis, which may be paid on a current or deferred basis and may be payable in cash or in common stock or in a combination of both.

Performance Criteria

The Compensation Committee may designate employees as "covered employees" whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The Compensation Committee may grant to such covered employees restricted stock, RSUs, performance awards and stock payments that are paid, vest or become exercisable upon the attainment of company performance criteria that are related to one or more of the following performance goals as applicable to us or any of our subsidiaries, divisions, business units or an individual:

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net earnings (either before or after interest, taxes, depreciation and amortization);

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economic value added;

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gross or net sales or revenue,

   ITEM 3. PROPOSAL TO AMEND AND RESTATE INCENTIVE PLAN

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net income (either before or after taxes)

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operating earnings;

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cash flow (including, but not limited to, operating cash flow and free cash flow);

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stockholders' equity;

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return on stockholders' equity;

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return on assets;

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return on capital;

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total stockholder returns;

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return on sales;

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gross or net profit or operating margin;

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operating or other costs and expenses;

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improvements in expense levels;

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margins;

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working capital;

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earnings per share of common stock;

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price per share of common stock;

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implementation or completion of critical projects;

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market share;

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comparisons with various stock market indices;

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capital raised in financing transactions or other financing milestones;

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market recognition (including, but not limited to, awards and analyst ratings);

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financial ratios; and

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implementation, completion or attainment of objectively determinable objectives relating to research, development, regulatory, commercial or strategic milestones or developments.

Any of the foregoing performance criteria may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices; in each case as determined in accordance with applicable accounting standards, if applicable.

The Compensation Committee may provide that one or more objectively determinable adjustments will be made to one or more of the performance goals established for any performance period. Such adjustments may include one or more of the following:

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items related to a change in accounting principles;

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items relating to financing activities;

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expenses for restructuring or productivity initiatives;

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non-cash charges, including those relating to share-based awards;

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other non-operating items;

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items related to acquisitions or other strategic transactions;

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items attributable to the business operations of any entity acquired by us during the performance period;

   ITEM 3. PROPOSAL TO AMEND AND RESTATE INCENTIVE PLAN

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items related to the disposal of a business of segment;

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items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards;

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items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the performance period;

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any other items of significant income or expense that are determined to be appropriate adjustments;

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items relating to unusual or extraordinary corporate transactions, events or developments;

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items related to amortization of acquired intangible assets;

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items that are outside the scope of the company's core, on-going business activities;

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items relating to changes in tax laws;

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items relating to asset impairment charges;

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items relating to gains or losses for litigation, arbitration and contractual settlements; or

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items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

Non-Employee Director Limit

Under the 2016 Restated Plan, the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year may not exceed $500,000, which amount is increased to $700,000 in the fiscal year of a non-employee director's initial year of service as a non-employee director. The Compensation Committee may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Compensation Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

Awards Not Transferable

Awards may generally not be sold, pledged, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. The Compensation Committee (or the board of directors) may allow awards other than ISOs to be transferable to certain permitted transferees. ISOs may not be transferable. If the Compensation Committee (or the board of directors) makes an award transferable, such award shall contain such additional terms and conditions as the Compensation Committee deems appropriate.

Adjustments Upon Changes in Capitalization

Certain transactions with our stockholders, such as stock splits, spin-offs, stock dividends or certain recapitalizations may affect the number of shares, or the share price, of our common stock (which transactions are referred to collectively as equity restructurings). In the event that an equity restructuring occurs, the Compensation Committee will equitably adjust the class of shares issuable and the maximum number and kind of shares of our common stock subject to the 2016 Restated Plan, and will equitably adjust outstanding awards as to the class, number of shares and price per share of our common stock. Other types of transactions may also affect our common stock, such as a dividend or other distribution, reorganization, merger or other changes in corporate structure. In the event that there is such a transaction, which is not an equity restructuring, and the Compensation Committee determines that an adjustment to the 2016 Restated Plan and any outstanding awards would be appropriate to prevent any dilution or enlargement of benefits under the 2016 Restated Plan, the Compensation Committee will equitably adjust the 2016 Restated Plan as to the class of shares issuable and the maximum number of shares of our common stock subject to the 2016 Restated Plan, as well as the maximum number of

   ITEM 3. PROPOSAL TO AMEND AND RESTATE INCENTIVE PLAN

shares that may be issued to an employee during any calendar year, and will adjust any outstanding awards as to the class, number of shares, and price per share of our common stock in such manner as it may deem equitable.

Change of Control

In the event of a change of control where the acquiror does not assume awards granted under the 2016 Restated Plan, awards issued under the 2016 Restated Plan will be subject to accelerated vesting such that 100% of the awards will become vested and exercisable or payable, as applicable. Under the 2016 Restated Plan, a change of control is generally defined as:

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the direct or indirect sale or exchange in a single or series of related transactions (other than an offering of our stock to the general public through a registration statement filed with the SEC) whereby any person or entity or related group of persons or entities (other than us, our subsidiaries, an employee benefit plan maintained by us or any of our subsidiaries or a person or entity that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, us) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of more than 50% of the total combined voting power of our securities outstanding immediately after such acquisition;

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during any two-year period, individuals who, at the beginning of such period, constitute our board of directors together with any new director(s) whose election by our board of directors or nomination for election by our stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of our board of directors;

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the merger, consolidation, reorganization, or business combination in which the company is a party (whether directly involving the company or indirectly involving the company through one or more intermediaries, other than a merger, consolidation, reorganization, or business combination that results in our outstanding voting securities immediately before the transaction continuing to represent a majority of the voting power of the acquiring company's outstanding voting securities or a merger, consolidation, reorganization, or business combination after which no person or entity owns 50% of the successor company's voting power); and

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the sale, exchange or transfer of all or substantially all of our assets.

Forfeiture, Recoupment and Clawback Provisions.

Pursuant to its general authority to determine the terms and conditions applicable to awards under the 2016 Restated Plan, the Compensation Committee shall have the right to provide, in an award agreement or otherwise, that an award shall be subject to the provisions of any recoupment or clawback policies implemented by the company, including, without limitation, any recoupment or clawback policies adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder.

Prohibition on Repricing

Except in connection with a corporate transaction involving the company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), neither the board of directors nor the Compensation Committee will, without the approval of the stockholders of the company, authorize the amendment of any outstanding award to reduce its price per share, including any amendment to reduce the exercise price per share of outstanding options or SARs. Furthermore, no award will be canceled and replaced with the grant of an award having a lesser price per share without the further approval of stockholders of the company, which includes the cancellation of outstanding options or SARs in exchange for cash, other awards or options or SARs with an exercise price per share that is less than the exercise price per share of the original options or SARs.

   ITEM 3. PROPOSAL TO AMEND AND RESTATE INCENTIVE PLAN

Amendment and Termination of the 2016 Restated Plan

With approval from our board of directors, the Compensation Committee may terminate, amend or modify the 2016 Restated Plan. However, stockholder approval of any amendment to the 2016 Restated Plan will be obtained to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, or for any repricing, as described above under "Prohibition on Repricing." The 2016 Restated Plan does not extend the term of the 2011 Restated Plan. The 2016 Restated Plan, if not terminated earlier by the Compensation Committee or the board of directors, will terminate in 2021.

Securities Laws

The 2016 Restated Plan is intended to conform with all provisions of the Securities Act of 1933, as amended, or the Securities Act, and the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including without limitation Rule 16b-3. The 2016 Restated Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.

Federal Income Tax Consequences Associated with the 2016 Restated Plan

The following is a general summary under current law of the material federal income tax consequences to participants in the 2016 Restated Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. This summary does not discuss all aspects of income taxation that may be relevant in light of a holder's personal investment circumstances. This summarized tax information is not tax advice.

Nonqualified Stock Options.    For federal income tax purposes, if an optionee is granted NQSOs under the 2016 Restated Plan, the optionee will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of an NQSO the optionee will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of a share of common stock on the date each such option is exercised. The optionee's basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the optionee exercises such option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options.    There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an "item of adjustment" for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of common stock received upon exercise of an ISO is taxable at capital gains rates, and no tax deduction is available to us, in each case unless the optionee disposes of the shares within (1) two years after the date of grant of the option or (2) within one year of the date the shares were transferred to the optionee. If the common shares are sold or otherwise disposed of before the end of the two-year and one-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option's exercise will be taxed at ordinary income rates, and we will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercises the option, the income the optionee recognizes upon sale or disposition of the shares will not be considered income for alternative minimum tax purposes. Otherwise, if the optionee sells or otherwise disposes of the shares before the end of the two-year and one-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the optionee recognizes on the disposition of the shares.

An ISO exercised more than three months after an optionee terminates employment, other than by reason of death or disability, will be taxed as a NQSO, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

   ITEM 3. PROPOSAL TO AMEND AND RESTATE INCENTIVE PLAN

Restricted Stock, Restricted Stock Units and Deferred Stock.    A participant to whom restricted stock, RSUs or deferred stock is issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction unless, with respect to restricted stock, an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to restricted stock, the participant generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore, and we will be entitled to a deduction for the same amount. Similarly, when RSUs or deferred stock vest and the underlying common stock is issued to the participant, the participant generally will recognize ordinary income and we generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. A Section 83(b) election is not permitted with regard to the grant of RSUs or deferred stock.

Stock Appreciation Rights.    In the case of SARs granted with an exercise price equal to the fair market value of our common stock on the date of grant, no taxable income is realized upon the receipt of the SAR, but upon exercise of the SAR, the fair market value of the shares received, determined on the date of exercise of the SAR, or the amount of cash received in lieu of shares, must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. We will be entitled to a deduction for compensation paid in the same amount that the recipient realized as ordinary income.

Dividend Equivalents.    A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

Stock Payments.    A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and we generally will be entitled to a deduction for the same amount.

Section 162(m) of the Code.    In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for specified executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation" as provided for by the Code and established by an independent compensation committee using performance-based criteria which are adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the "performance-based compensation" exception if the awards are made by a qualifying compensation committee, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the 2016 Restated Plan may qualify as "qualified performance-based compensation" for purposes of Section 162(m) if such awards are granted or vest upon the pre-established objective performance goals described above.

Options and stock appreciation rights granted by the Compensation Committee under the 2016 Restated Plan are intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code. The 2016 Restated Plan has been structured with the intent that certain other awards granted under the 2016 Restated Plan may, in the discretion of the Compensation Committee, be structured so as to qualify for the "qualified performance-based compensation" exception to the $1 million annual deductibility limit of Section 162(m) of the Code. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

Section 409A of the Code.    Certain types of awards under the 2016 Restated Plan may constitute, or provide for, a deferral of compensation under Section 409A of the Code. Unless certain requirements set forth in Section 409A

   ITEM 3. PROPOSAL TO AMEND AND RESTATE INCENTIVE PLAN

are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% federal penalty tax (and, potentially, certain interest penalties). To the extent applicable, the 2016 Restated Plan and awards granted under the 2016 Restated Plan will be structured and interpreted to comply with Section 409A of the Code and the Treasury Regulations and other interpretive guidance that may be issued pursuant to Section 409A of the Code.

If a plan award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize the compensation deferred under the award as ordinary income when such amounts are vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply, Section 409A imposes an additional 20% federal income tax on the deferred compensation recognized as ordinary income, as well as interest on such deferred compensation.

New Plan Benefits

The following individuals and groups of individuals have received the following equity awards under the 2011 Restated Plan that remain outstanding as of August 8, 2016:

Name	Stock Options (#)	Restricted Stock Units (#)	Shares of Restricted Stock (#)	Dollar Value of LTIP Units ($)[1]

Timothy Conver	199,672	—	33,674	—
Raymond Cook	30,000	—	12,000	306,111
Teresa Covington	—	—	8,818	165,000
Wahid Nawabi	146,164	—	25,807	453,000
Doug Scott	43,117	—	14,716	276,000
Cathleen S. Cline	67,246	—	10,244	—
Named Executive Officers as a Group (6 persons)	486,199	—	105,259	1,200,111
Executive Officers as a Group (3 persons)	219,281	—	52,523	1,035,111
Non-Executive Directors as a Group (7 persons)	312,272	—	80,080	—
Non-Executive Employees as a Group (687 persons)	127,750	—	206,689	2,285,500

1.
Represents the value of awards that may be paid to the participant(s) under our long-term incentive program for the FY2015-FY2017 Performance Period and the FY2015-FY2018 Performance Period at target performance. Provided that the target performance goals for a performance period are achieved, the long-term incentive compensation awards will be paid as follows: 50% will be paid in cash as soon as practicable following the Certification Date for the applicable performance period, and the remaining 50% will be paid in the form of a number of restricted stock units equal to (1) the portion of the award to be paid in the form of restricted stock units divided by (2) the fair market value per share of the company's common stock on the Certification Date. The restricted stock units will vest in two equal tranches on the last day of the first and second fiscal years following the completion of the relevant performance period. If threshold or maximum performance is achieved for either performance period, the respective value of the long-term incentive awards would be 50% or 200% of the target amount, respectively.

Our non-employee directors receive awards of restricted stock pursuant to a policy adopted by our non-employee directors, as described above under "Director Compensation."

All other future grants under the 2016 Restated Plan are within the discretion of our board of directors or the Compensation Committee and the benefits of such grants are, therefore, not determinable.

Board Recommendation and Vote Required

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will have the same effect as an "Against" vote with respect to this proposal. The board of directors unanimously recommends that stockholders vote "FOR" Item 3.

If a stockholder returns a validly executed proxy, the shares represented by the proxy will be voted on this item in the manner specified by the stockholder. If a stockholder of record does not specify the manner in which shares represented by a validly executed proxy are to be voted on this matter, such shares will be voted "FOR" Item 3. If a beneficial owner of shares does not specify how to vote his, her or its shares on Item 3 to the organization that holds such shares, such shares will not be voted on Item 3.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
"FOR" THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN.

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

You have received these proxy materials because you are an AeroVironment, Inc. stockholder, and our board of directors is soliciting authority, or proxy, to vote your shares at the 2016 annual meeting of stockholders. The proxy materials include our notice of annual meeting of stockholders, proxy statement and 2016 annual report. These materials also include the proxy card and postage-paid return envelope or voting instruction form for the annual meeting. The proxy cards are being solicited on behalf of our board of directors. The proxy materials include detailed information about the matters that will be discussed and voted on at the meeting, and provide updated information about our company that you should consider in order to make an informed decision when voting your shares. The proxy materials are first being furnished to stockholders on or about August 26, 2016.

Three proposals are scheduled to be voted on at the annual meeting:

•

Proposal 1: Election of Charles Thomas Burbage, Charles R. Holland and Edward Muller, each to serve as a Class I director for a three-year term;

•

Proposal 2: Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2017; and

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Proposal 3: Proposal to amend and restate the company's Amended and Restated 2006 Equity Incentive Plan.

Why is it so important that I promptly vote my shares?

We value your input. Regardless of the number of shares you hold and whether you plan to attend the annual meeting, we encourage you to vote your shares as soon as possible to ensure that your vote is recorded promptly and so that we can avoid additional solicitation costs.

Can I access the proxy materials on the internet?

Yes. The company's proxy statement and 2016 annual report are available at investor.avinc.com/financials.cfm.

Can I receive a copy of the company's annual report on Form 10-K?

Our annual report on Form 10-K, which has been filed with the SEC for the fiscal year ended April 30, 2016, will be made available to stockholders without charge upon written request to AeroVironment, Inc., Attn: Corporate Secretary, 800 Royal Oaks Drive, Suite 210, Monrovia, California 91016.

How can I view or request copies of the company's corporate documents and SEC filings?

The company's website contains the company's Corporate Governance Guidelines, board committee charters and Code of Business Conduct and Ethics and the company's SEC filings. To view these documents, go to

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

www.avinc.com, click on "Investors" and click on "Corporate Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the company's directors and executive officers, go to www.avinc.com, click on "Investors," click on "Financial Information" and then click on "SEC Filings."

We will promptly deliver free of charge, upon request, a copy of the Corporate Governance Guidelines, the board committee charters and the Code of Business Conduct and Ethics to any stockholder requesting a copy. Requests should be directed to AeroVironment, Inc., Attn: Corporate Secretary, 800 Royal Oaks Drive, Suite 210, Monrovia, California 91016.

How do I attend the annual meeting?

The annual meeting will be held on Friday, September 30, 2016 at 9:00 a.m., local time, at the company's offices at 994 Innovators Way, Simi Valley, CA 93065. When you arrive, signs will direct you to the appropriate room. Please note that the doors to the meeting room will not be open until 8:30 a.m. You must be prepared to present valid government-issued photo identification, such as a driver's license or passport, for admittance. In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record prior to admittance to the annual meeting. If you are a beneficial owner, you must provide proof of beneficial ownership on the record date, such as your account statement showing that you owned our stock as of August 12, 2016, a copy of the voting instruction form provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide valid government-issued photo identification or comply with the other procedures outlined above, you will not be admitted to the annual meeting. You do not need to attend the annual meeting to vote. Even if you plan to attend the annual meeting, please submit your vote in advance as instructed herein.

What is the quorum requirement for holding the annual meeting?

A majority of the outstanding shares of common stock, present in person or represented by proxy, will constitute a quorum at the annual meeting. Abstentions will be counted as shares present for purposes of determining the presence of a quorum for the transaction of business.

Who can vote?

Holders of record of common stock at the close of business on August 12, 2016 will be entitled to vote at the annual meeting. Each share of common stock will be entitled to one vote on all matters properly brought before the meeting. On August 12, 2016, the record date for the annual meeting, there were 23,392,659 shares of common stock outstanding. There are no other voting securities of the company outstanding.

What is the difference between holding shares as a holder of record and as a beneficial owner?

If at the close of business on August 12, 2016, the record date for the annual meeting, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and the proxy materials, as applicable, are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account. If you do not provide voting instructions to your broker or bank, such organization will need to determine whether it has the discretionary authority to vote your shares on any matter to be considered at the annual meeting.

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Under applicable rules, your bank or broker has discretionary authority to vote your shares on the ratification of Ernst & Young, LLP as our independent registered public accounting firm for fiscal year 2017 without receiving instructions from you. Therefore, your broker or bank will be able to vote on this matter if you do not provide voting instructions to such organization. Your bank or broker does not have discretionary authority to vote your shares without receiving instructions from you with respect to the election of directors or the proposal to amend and restate our Amended and Restated 2006 Equity Incentive Plan. Accordingly, if you do not give instructions to your custodian, your shares will not be voted with respect to these matters because the bank or brokerage firm will not have authority to vote them on your behalf.

Banks and brokers are not permitted to vote your shares with respect to the election of directors or the proposal to amend and restate our Amended and Restated 2006 Equity Incentive Plan without your instructions as to how to vote. Please instruct your broker how to vote your shares using the voting instruction form provided by your broker.

How do I vote my shares?

You may vote your shares using one of the following methods:

•

Over the internet. If you have access to the internet, by submitting the proxy following the instructions included on your proxy card for voting over the internet.

•

By telephone. You can vote by calling a toll-free telephone number listed on the proxy card. Please refer to your proxy card for instructions on voting by phone.

•

By mail. You may vote your shares by completing, signing and mailing the proxy card included with your proxy materials. Please refer to your proxy card for instructions on voting by mail.

•

In person at the annual meeting. Stockholders are invited to attend the annual meeting and vote in person at the annual meeting. If you are a beneficial owner of shares you must obtain a legal proxy from the bank, broker or other holder of record of your shares to be entitled to vote those shares in person at the meeting.

A control number, located on the instruction sheet attached to the proxy card, is designated to verify your identity and allow you to vote your shares and confirm that your voting instructions have been recorded properly. If you vote via the internet or by telephone, there is no need to return a signed proxy card. However, you may still vote by proxy by using the proxy card.

Can I change my vote?

Yes. You may revoke the proxy at any time prior to its use by:

•

delivering a written notice to the Corporate Secretary of the company, mailed to the company's principal executive office at 800 Royal Oaks Drive, Suite 210, Monrovia, California 91016;

•

executing and submitting a later-dated proxy;

•

re-voting your shares by telephone or on the internet; or

•

attending the annual meeting and voting in person.

Only the latest validly executed proxy that you submit will be counted.

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What vote is required to approve each of the proposals?

•

Proposal 1 – Election of directors: Directors will be elected on a plurality basis and the three nominees receiving the highest number of "FOR" votes will be elected as directors. Notwithstanding the foregoing, pursuant to the company's Corporate Governance Guidelines, if a director nominee is not elected by a majority of votes cast, he has agreed to submit a letter of resignation to the board. The Nominating and Corporate Governance Committee will make a recommendation to the board on whether to accept or reject any such resignation, or whether other action should be taken and the board will act on the resignation taking into account the recommendation of the Nominating and Corporate Governance Committee. Withholdings will be counted as present for the purposes of determining a quorum but are not counted as votes cast. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

•

Proposal 2 – Ratification of selection of independent registered public accounting firm: Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will be counted as present for purposes of this vote and will have the effect of a vote against the proposal. Brokers have discretionary authority to vote your shares on this proposal without receiving instructions from you.

•

Proposal 3 – Proposal to Amend and Restate the Company's Amended and Restated 2006 Equity Incentive Plan: Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

What are the recommendations of the board of directors?

The board of directors recommends that you vote your shares on your proxy card:

•

FOR the election of directors nominated herein;

•

FOR the proposal to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2017; and

•

FOR the proposal to amend and restate our Amended and Restated 2006 Equity Incentive Plan.

What if I do not specify how I want my shares to be voted?

If you are the record holder of your shares and do not specify on your proxy card (or when giving your proxy by telephone or the internet) how you want to vote your shares, your shares will be voted:

•

FOR the election of directors nominated herein;

•

FOR the proposal to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2017; and

•

FOR the proposal to amend and restate our Amended and Restated 2006 Equity Incentive Plan.

•

with respect to any other business which may properly come before the annual meeting or any adjournments or postponements thereof, in accordance with the best judgment of the designated proxy holders.

If you are a beneficial owner of shares and do not specify to the organization that holds your shares how you want to vote, such organization may only vote your shares on "routine" matters. The only routine matter to be voted upon at this meeting is the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. Therefore, if you do not provide instructions to the record holder on how you want to vote, your shares may not be voted on the election of directors or the amendment and restatement of our Amended and

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

2006 Equity Incentive Plan and will not be considered as present and entitled to vote on such matters. If your shares are held of record by a bank, broker or other nominee, we urge you to give instructions to your bank, broker or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

Is cumulative voting allowed for the election of directors?

No. You may not cumulate your votes for the election of directors.

What is the effect of an "ABSTAIN" vote?

Abstentions are considered to be present and entitled to vote with respect to each relevant proposal, but will not be considered a vote cast with respect to that proposal. Therefore, an abstention will effectively be a vote against each of the proposals, except for the election of directors.

What is a "broker non-vote"?

A "broker non-vote" occurs when a beneficial owner of shares held by a broker, bank or other nominee fails to provide the record holder with voting instructions on any "non-routine" matters brought to a vote at a stockholder meeting.

Under applicable rules, "non-routine" matters include the election of directors and the proposal to amend and restate our Amended and Restated 2006 Equity Incentive Plan. As such, a broker may not vote your shares with respect to the election of directors or other non-routine matters without your instructions. If your shares are held of record by a bank, broker or other nominee, we urge you to give instructions to your bank, broker or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

When will the company announce the voting results?

We will announce preliminary voting results at the annual meeting. Final official results will be provided in a current report on Form 8-K filed with the SEC within four business days of the meeting (which will be available at www.sec.gov and www.avinc.com).

How are the proxies solicited and what is the cost?

We will bear the expense of soliciting proxies. Our directors, officers and other employees may solicit proxies in person, by telephone, by mail or by other means of communication, but such persons will not be specially compensated for such services. We may also reimburse brokers, banks, custodians, nominees and other fiduciaries for their reasonable charges and expenses in connection with the distribution of proxy materials.

What is householding?

Some brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement and annual report may have

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

been sent to multiple stockholders in a stockholder's household. Additionally, you may have notified us that multiple stockholders share an address and thus you requested to receive only one copy of our proxy statement and annual report. We will promptly deliver a separate copy of either document to any stockholder who contacts our investor relations department at (626) 357-9983 ×4245 or by mail addressed to Investor Relations, AeroVironment, Inc. 800 Royal Oaks Drive, Monrovia, California 91016, requesting such copies. If a stockholder is receiving multiple copies of our proxy statement and annual report at the stockholder's household and would like to receive a single copy of the proxy statement and annual report for a stockholder's household in the future, stockholders should contact their broker, or other nominee record holder to request mailing of a single copy of the proxy statement and annual report. Stockholders receiving multiple copies of these documents directly from us, and who would like to receive single copies in the future, should contact our investor relations department to make such a request.

How do I submit a proposal for action at next year's annual meeting?

Stockholder Proposals for Inclusion in Next Year's Proxy Statement.    Stockholders may submit proposals on matters appropriate for stockholder action at meetings of our stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act. To be eligible for inclusion in the proxy statement relating to our 2017 annual meeting of stockholders, proposals of stockholders must be received at our principal executive offices no later than April 28, 2017 (120 calendar days prior to the anniversary of the date of the proxy statement for our 2016 annual meeting was released to stockholders) and must otherwise satisfy the conditions established by the SEC for stockholder proposals to be included in the proxy statement for that meeting. However, in the event that the date of our 2017 annual meeting is more than 30 days before or after the anniversary of our 2016 annual meeting, a stockholder proposal will be timely if received at our principal executive offices a reasonable time before we begin to print and send our proxy materials for the 2017 meeting.

Stockholder Proposals for Presentation at Next Year's Annual Meeting.    If a stockholder wishes to present a proposal, including a director nomination, at our 2017 annual meeting of stockholders and the proposal is not intended to be included in our proxy statement relating to that meeting, the stockholder must give advance notice in writing to our Corporate Secretary prior to the deadline for such meeting determined in accordance with our bylaws. Our bylaws require notice with respect to the 2017 annual meeting between June 2, 2017 (120 calendar days prior to the anniversary of our 2016 annual meeting) and July 2, 2017 (90 calendar days prior to the anniversary of our 2016 annual meeting). However, in the event that the date of the 2017 annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the 2016 annual meeting, notice by the stockholder must be received no earlier than the close of business on the 120th day prior to the 2017 annual meeting and no later than the close of business on the later of (1) the 90th day prior to the 2017 annual meeting or (2) the 10th day following the earlier of (a) the day on which notice of the 2017 annual meeting was mailed or (b) the date on which public announcement of the date of the 2017 annual meeting is first made by the company. If a stockholder fails to give timely notice of a proposal, the stockholder will not be permitted to present the proposal to the stockholders for a vote at our 2017 annual meeting. In addition, our bylaws include other requirements for nomination of candidates for director and proposals of other business.

Could any additional proposals be raised at the 2016 annual meeting of stockholders?

The board of directors knows of no other matters to come before the meeting. Should any unanticipated business properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment. The accompanying proxy confers discretionary authority to such persons to vote on any unanticipated matters.

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

It is important that proxies be returned promptly. Stockholders are urged to date and sign the proxy and return it promptly in the accompanying envelope, or to vote via the internet or by calling the toll-free number as instructed on the proxy card.

If stockholders have any questions or require any assistance with voting your shares, please contact the company's corporate secretary.

ON BEHALF OF THE BOARD OF DIRECTORS

Wahid Nawabi President and Chief Executive Officer
Simi Valley, California August 16, 2016

APPENDIX A

~~2011~~2016 AMENDMENT AND RESTATEMENT OF THE
AEROVIRONMENT, INC.
2006 EQUITY INCENTIVE PLAN

ARTICLE 1

PURPOSE

The purpose of the AeroVironment, Inc. 2006 Equity Incentive Plan (as amended and restated, the "Plan") is to promote the success and enhance the value of AeroVironment, Inc. (the "Company") by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1     "Applicable Accounting Standards" shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company's financial statements under United States federal securities laws from time to time.

2.2     "Award" means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, an Other Stock-Based Award, a Performance Bonus Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

2.3     "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Committee shall determine consistent with the Plan.

2.4     "Board" means the Board of Directors of the Company.

2.5     "Change in Control" means and includes each of the following:

        (a)   A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a "person" that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company's securities outstanding immediately after such acquisition; or

        (b)   During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.5(a) or Section 2.5(c)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

        (c)   The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

          (i)    Which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity") directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

          (ii)    After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.5(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

        (d)   The Company's stockholders approve a liquidation or dissolution of the Company.

In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award must also constitute a "change in control event," as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.6     "Code" means the Internal Revenue Code of 1986, as amended.

2.7     "Committee" means the Compensation Committee of the Board, or another committee or subcommittee of the Board appointed as described in Article 12.

2.8     "Consultant" means any consultant or adviser engaged to provide services to the Company or any Subsidiary that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.9     "Covered Employee" means an Employee who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

2.10  "Deferred Stock" means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

2.11  "Disability" means "disability," as such term is defined in Section 22(e)(3) of the Code.

2.12  "Dividend Equivalents" means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.13  "Eligible Individual" means any person who is an Employee, a Consultant or a member of the Board, as determined by the Committee.

2.14  "Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

2.15  "Equity Restructuring" means a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization including any large non-recurring cash dividend, that affects the Stock (or other securities of the Company) or the share price and causes a change in the per share value of the Stock underlying outstanding Awards, as determined by the Committee.

2.16  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.17  "Fair Market Value" means, as of any given date, the fair market value of a share of Stock on the date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a share of Stock as of any date shall be the closing sales price for a share of Stock as reported on the NASDAQ Global Market or the NASDAQ Global Select Market (or on any established stock exchange or national market system on which the Stock is then listed) for the date of determination or, if no such prices are reported for that date, the closing sales price for a share of Stock on the last trading date prior to the date of determination.

2.18  "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.19  "Independent Director" means a member of the Board who is not an Employee of the Company.

2.20  "Misconduct" shall mean the occurrence of any of, but not limited to, the following: (a) conviction of a Participant of any felony or any crime involving fraud or dishonesty; (b) a Participant's participation (whether by affirmative act or omission) in a fraud, act or dishonesty or other act of misconduct against the Company and/or any Subsidiary; (c) conduct by a Participant which, based upon a good faith and reasonable factual investigation by the Company (or, if a Participant is an executive officer, by the Board), demonstrates such Participant's unfitness to serve; (d) a Participant's violation of any statutory or fiduciary duty, or duty of loyalty owed to the Company and/or any Subsidiary; (e) a Participant's violation of state or federal law in connection with the Participant's performance of his or her job which has an adverse effect on the Company and/or any Subsidiary; and (f) a Participant's violation of Company policy which has a material adverse effect on the Company and/or any Subsidiary. Notwithstanding the foregoing, a Participant's Disability shall not constitute Misconduct as set forth herein. The determination that a termination is for Misconduct shall be by the Committee it its sole and exclusive judgment and discretion. Notwithstanding the foregoing, if a Participant is a party to an employment or severance agreement with the Company or any Subsidiary in effect as of the date of grant of an Award which defines "Misconduct" or "Cause" or a similar term, "Misconduct" for purposes of the Plan and such Award shall have the meaning given to such term in such employment or severance agreement.

2.21  "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

2.22  "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

2.23  "Option" means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.24  "Other Stock-Based Award" means an Award granted or denominated in Stock or units of Stock pursuant to Section 8.7 of the Plan.

2.25  "Participant" means any Eligible Individual who, as an Independent Director, Consultant or Employee, has been granted an Award pursuant to the Plan.

2.26  "Performance-Based Award" means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

2.27  "Performance Bonus Award" has the meaning set forth in Section 8.8.

2.28  "Performance Criteria" means the criteria (and adjustments) that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period, determined as follows:

        (a)   The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), gross or net sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), stockholders' equity, return on stockholders' equity, return on assets, return on capital, total stockholder returns, return on sales, gross or net profit or operating margin, operating or other costs and expenses, improvements in expense levels, margins, working capital, earnings per share of Stock, price per share of Stock, implementation or completion of critical projects, market share, comparisons with various stock market indices, capital raised in financing transactions or other financing milestones, market recognition (including but not limited to awards and analyst ratings), financial ratios, and implementation, completion or attainment of objectively determinable objectives relating to research, development, regulatory, commercial or strategic milestones or developments, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices; in each case as determined in accordance with Applicable Accounting Standards, if applicable.

        (b)   The Committee may, in its sole discretion, provide that one or more objectively determinable adjustments will be made to one or more of the Performance Goals established for any Performance Period. Such adjustments may include one or more of the following: items related to a change in accounting principles, items relating to financing activities, expenses for restructuring or productivity initiatives, non-cash charges, including those relating to share-based awards, other non-operating items, items related to acquisitions or other strategic transactions, items attributable to the business operations of any entity acquired by us during the Performance Period, items related to the disposal of a business of segment of a business, items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards, items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the Performance Period, any other items of significant income or expense which are determined to be appropriate adjustments, items relating to unusual or extraordinary corporate transactions, events or developments, items related to amortization of acquired intangible assets, items that are outside the scope of the Company's core, on-going business activities, items relating to changes in tax laws, items relating to asset impairment charges, items relating to gains or losses for litigation, arbitration and contractual settlements, or items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

To the extent an Award is intended to be Qualified Performance-Based Compensation, the Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

2.29  "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual. The achievement of each Performance Goal shall be determined, to the extent applicable, with reference to Applicable Accounting Standards

2.30  "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

2.31  "Performance Share" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.32  "Performance Stock Unit" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.33  "Plan" means this amended and restated AeroVironment, Inc. 2006 Equity Incentive Plan, as it may be further amended from time to time.

2.34  "Qualified Performance-Based Compensation" means any compensation that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

~~2.35  "Restatement Effective Date" shall have the meaning set forth in Section 13.1.~~

~~2.36~~2.35  "Restricted Stock" means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

~~2.37~~2.36  "Restricted Stock Unit" means an Award granted pursuant to Section 8.6.

~~2.38~~2.37  "Securities Act" shall mean the Securities Act of 1933, as amended.

~~2.39~~2.38  "Stock" means the common stock of the Company, $0.0001 par value, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

~~2.40~~2.39  "Stock Appreciation Right" or "SAR" means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

~~2.41~~2.40  "Stock Payment" means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

~~2.42~~2.41  "Subsidiary" means any "subsidiary corporation" as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

~~2.43~~2.42  "Substitute Award" shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

~~2.44~~2.43  "Termination of Consultancy" shall mean the time when the engagement of the Participant as a Consultant to the Company or to a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding: (a) terminations where there is a simultaneous employment or continuing employment of the Participant by the Company or any Subsidiary, and (b) terminations where there is a simultaneous reestablishment of a consulting relationship or continuing consulting relationship between the Participant and the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

~~2.45~~2.44  "Termination of Directorship" shall mean the time when the Participant, if he or she is or becomes an Independent Director, ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

~~2.46~~2.45  "Termination of Employment" shall mean the time when the employee-employer relationship between the Participant and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of the Participant by the Company or any Subsidiary, and (b) terminations where there is a simultaneous establishment of a consulting relationship or continuing consulting relationship between the Participant and the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Employment.

~~2.47~~2.46  "Termination of Service" shall mean the last to occur of a Participant's Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable. A Participant shall not be deemed to have a Termination of Service merely because of a change in the capacity in which the Participant renders service to the Company or any Subsidiary (i.e., a Participant who is an Employee becomes a Consultant) or a change in the entity for which the Participant renders such service (i.e., an Employee of the Company becomes an Employee of a Subsidiary), unless following such change in capacity or service the Participant is no longer serving as an Employee, Independent Director or Consultant of the Company or any Subsidiary.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

3.1     Number of Shares.

        (a)   Subject to Article 11, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be Four Million Eight Hundred Eighty Four Thousand One Hundred Fifty Seven (4,884,157) shares. To the extent that an Award terminates, expires, or lapses for any reason, or an Award is settled in cash without the delivery of shares of Stock to the Participant, then any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. If any shares of Restricted Stock are forfeited by a Participant or repurchased by the Company pursuant to Section 6.3 hereof, such shares shall again be available for the grant of an Award pursuant to the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

        (b)   To the extent permitted by applicable law or any exchange rule, Substitute Awards shall not reduce the shares of Stock authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Stock authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

        (c)   Notwithstanding the provisions of this Section 3.1, no shares of Stock may again be or, as applicable, may become eligible to be, optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

3.2     Stock Distributed.    Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

3.3     Limitation on Number of Shares and Values Subject to Awards.

        (a)   Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum aggregate number of shares of Stock with respect to one or more Awards that may be granted to any Participant during any fiscal year of the Company shall be 2,000,000 and the maximum amount of cash that may be paid to any Participant during any fiscal year of the Company with respect to one or more Awards payable in cash shall be $5,000,000.

        (b)   Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to an Independent Director as compensation for services as an Independent Director during any fiscal year of the Company may not exceed $500,000, increased to $700,000 in the fiscal year of his or her initial service as an Independent Director. The Administrator may make exceptions to this limit for individual Independent Directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the Independent Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving Independent Directors.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

4.1     Eligibility.    Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

4.2     Participation.    Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

4.3     Foreign Participants.    In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan.

ARTICLE 5

STOCK OPTIONS

5.1     General.    The Committee is authorized to grant Options to Participants on the following terms and conditions:

        (a)   Exercise Price.    The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

        (b)   Time and Conditions of Exercise.    The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided, however, that the term of an Option shall not be more than 10 years from the date the Option is granted. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

        (c)   Manner of Exercise.    All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Committee, or his, her or its office, as applicable:

          (i)    A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then entitled to exercise the Option or such portion of the Option;

          (ii)    Such representations and documents as the Committee, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (iii)    In the event that the Option shall be exercised pursuant to Section 10.5 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option; and

          (iv)    Full payment of the exercise price and applicable withholding taxes to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 10.1 and 10.2.

5.2     Incentive Stock Options.    The terms of any Incentive Stock Options granted pursuant to the Plan must comply with the conditions and limitations contained Section 13.2 and this Section 5.2.

        (a)   Eligibility.    Incentive Stock Options may be granted only to employees (as defined in accordance with Section 3401(c) of the Code) of the Company or a Subsidiary which constitutes a "subsidiary corporation" of the Company (within the meaning of Section 424(f) of the Code and the applicable regulations promulgated thereunder).

        (b)   Exercise Price.    The exercise price per share of Stock shall be set by the Committee; provided that subject to Section 5.2(e) the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value on the date of grant.

        (c)   Expiration.    Subject to Section 5.2(e), an Incentive Stock Option may not be exercised to any extent by anyone after the tenth anniversary of the date it is granted, unless an earlier time is set in the Award Agreement.

        (d)   Individual Dollar Limitation.    The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

        (e)   Ten Percent Owners.    An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company or any "subsidiary corporation" of the Company (within the meaning of Section 424 of the Code) only if such Option is granted at an exercise price per share that is not less than 110% of the Fair Market Value per share of Stock on the date of grant and the Option is exercisable for no more than five years from the date of grant.

        (f)    Notice of Disposition.    The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

        (g)   Transferability; Right to Exercise.    An Incentive Stock Option shall not be transferable by the Participant other than by will or by the laws of descent or distribution. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

5.3     Substitute Awards.    Notwithstanding the foregoing provisions of this Article 5 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares of Stock subject to such Option may be less than the Fair Market Value per share on the date of grant; provided that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

ARTICLE 6

RESTRICTED STOCK AWARDS

6.1     Grant of Restricted Stock.    The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the shares of Stock to be purchased, unless otherwise permitted by applicable law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

6.2     Issuance and Restrictions.    Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

6.3     Repurchase or Forfeiture of Restricted Stock.    Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, (a) if no price was paid by the Participant for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Participant's rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration, and (b) if a price was paid by the Participant for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Participant the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Participant for such Restricted Stock or such other amount as may be specified in the Award Agreement.

6.4     Certificates or Book Entries for Restricted Stock.    Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. Certificates or book entries evidencing shares of Restricted Stock must bear an appropriate legend or notation referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse or the Award Agreement may provide that the shares shall be held in escrow by an escrow agent designated by the Company.

ARTICLE 7

STOCK APPRECIATION RIGHTS

7.1     Grant of Stock Appreciation Rights.

A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose.

7.2     Stock Appreciation Rights.

        (a)   A Stock Appreciation Right shall have a term set by the Committee, which term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. A Stock Appreciation Right shall be exercisable in such installments as the Committee may determine. A Stock Appreciation Right shall cover such number of shares of Stock as the Committee may determine.

        (b)   A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Committee may impose. Except as described in (c) below, the exercise price per share of Stock subject to each Stock Appreciation Right shall be set by the Committee, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

        (c)   Notwithstanding the foregoing provisions of Section 7.2(b) to the contrary, in the case of an Stock Appreciation Right that is a Substitute Award, the price per share of the shares of Stock subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided that the excess of: (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares of Stock subject to the Substitute Award, over (ii) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

7.3     Payment and Limitations on Exercise.

        (a)   Payment of the amounts determined under Section 7.2(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement. To the extent payment for a Stock Appreciation Right is to be made in cash, the Award Agreements shall specify the date of payment which may be different than the date of exercise of the Stock Appreciation Right, to the extent necessary to comply with the requirements of Section 409A of the Code, as applicable. If the date of payment for a Stock Appreciation Right is later than the date of exercise, the Award Agreement may specify that the Participant be entitled to earnings on such amount until paid.

        (b)   To the extent any payment under Section 7.2(b) is effected in Stock it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

7.4     Manner of Exercise.    All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Committee, or his, her or its office, as applicable:

        (a)   A written notice complying with the applicable rules established by the Committee stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

        (b)   Such representations and documents as the Committee, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance; and

        (c)   In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 7.4 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right

ARTICLE 8

OTHER TYPES OF AWARDS

8.1     Performance Share Awards.    Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.2     Performance Stock Units.    Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.3     Dividend Equivalents.

        (a)   Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

        (b)   ~~Unless otherwise determined by the Committee,~~ Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Participant to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.

        (c)      Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or SARs.

8.4     Stock Payments.    Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares of Stock or the number of options or other rights to purchase shares of Stock subject to a Stock Payment shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

8.5     Deferred Stock.    Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

8.6     Restricted Stock Units.    The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall, subject to Section 10.7(b), transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Stock.

8.7     Other Stock-Based Awards.    Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

8.8     Performance Bonus Awards.    Any Participant selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus (a "Performance Bonus Award") payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance Bonus Award paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 9.~~.~~

8.9     Term.    Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion.

8.10  Exercise or Purchase Price.    The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable law. In all cases, legal consideration shall be required for each issuance of shares of Stock pursuant to an Award.

8.11  Exercise Upon Termination of Service.    An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award may be exercised or paid subsequent to a Termination of Service or following a Change in Control of the Company, or because of the Participant's retirement, death or Disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

ARTICLE 9

PERFORMANCE-BASED AWARDS

9.1     Purpose.    The purpose of this Article 9 is to provide the Committee with the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

9.2     Applicability.    This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

9.3     Procedures with Respect to Performance-Based Awards.    To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any Performance Period or any designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee under such Awards, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

9.4     Payment of Performance-Based Awards.    Unless otherwise provided in the applicable Award Agreement (and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code, as to an Award that is intended to qualify as Qualified Performance-Based Compensation), a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if and to the extent the Performance Goals for such period are achieved.

9.5     Additional Limitations.    Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as Qualified Performance-Based Compensation, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10

PROVISIONS APPLICABLE TO AWARDS

10.1  Payment.    The Committee shall determine the methods by which payments by any Participant with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash, (b) promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, (c) shares of Stock (including, in the case of payment of the exercise price of an Award, shares of Stock issuable pursuant to the exercise of the Award) held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate payments required, (d) delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (e) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k) of the Exchange Act.

10.2  Withholding.    The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's FICA or employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld or surrendered with respect to the issuance, vesting, exercise or payment of any Award shall be limited to the number of shares of Stock which have a Fair Market Value on the date of withholding or surrender equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Committee shall determine the fair market value of the Stock, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

10.3  Stand-Alone and Tandem Awards.    Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

10.4  Award Agreement.    Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant's employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

10.5  Limits on Transfer.    No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a "blind trust" in connection with the Participant's Termination of Service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company's lawful issue of securities.

10.6  Beneficiaries.    Notwithstanding Section 10.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his or her beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

10.7  Stock Certificates; Book Entry Procedures.

        (a)   Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan and all shares issued pursuant to book-entry procedures are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends or notations on any Stock certificate or book-entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

        (b)   Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

10.8  Paperless Administration.    In the event that the Company establishes for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

10.9  Forfeiture and Claw-Back Provisions.    Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Committee shall have the right to provide, in an Award Agreement or otherwise, or to require a Participant to agree by separate written or electronic instrument, that:

        (a)   (i) Any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of the Award, or upon the receipt or resale of any shares of Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (x) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (y) the Participant at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee or (z) the Participant incurs a Termination of Service for Misconduct; and

        (b)   All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award or upon the receipt or resale of any shares of Stock underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

10.10   Prohibition on Repricing.    Subject to Article 11, neither the Board nor the Committee shall, without the approval of the stockholders of the Company, (a) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying shares of Stock. Subject to Article 11, the Committee shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award. Furthermore, for purposes of this Section 10.10, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price per share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Stock Appreciation Rights without the approval of the stockholders of the Company.

ARTICLE 11

CHANGES IN CAPITAL STRUCTURE

11.1  Adjustments.

        (a)   In the event that any dividend or other distribution, reorganization, merger, consolidation, combination, repurchase, or exchange of Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Stock (other than an Equity Restructuring) occurs such that an adjustment is determined by the Committee (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust (i) the number and type of shares which may be delivered under the Plan (including but not limited to adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including without limitation, any applicable performance targets or criteria with respect thereto); and (ii) the grant or exercise price per share and the number of shares of Stock covered by each Award.

        (b)   In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Section 11(a):

          (i)    The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, will be proportionately adjusted so that the fair value of each such Award and the proportionate interest represented thereby immediately after the Equity Restructuring will equal the fair value of such Award and the proportionate interest represented thereby immediately prior to such Equity Restructuring. The adjustments provided under this Section 11(b)(i) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

          (ii)    The Committee shall make such proportionate adjustments, if any, as it in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 and 3.3).

        (c)   All adjustments under this Section 11 shall be made (i) in a manner that does not cause a modification to any Awards outstanding on the date of such adjustment within the meaning of Section 409A of the Code and the regulations or published guidance thereunder, (ii) with respect to any Award intended as Qualified Performance-Based Compensation consistent with the requirements of Section 162(m) of the Code; and (iii) with respect to any Incentive Stock Option consistent with the requirements of Section 424 of the Code.

        (d)   In the event of any transaction or event described in Section 11.1(a), an Equity Restructuring or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, either by amendment of the terms of any outstanding Awards or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions:

          (i)    To provide for either (A) termination of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1(b) the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

          (ii)    To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

          (iii)    To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

          (iv)    To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

          (v)    To provide that the Award cannot vest, be exercised or become payable after such event.

11.2  Acceleration Upon a Change in Control.    Notwithstanding Section 11.1, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company or any Subsidiary or affiliate and a Participant, if a Change in Control occurs and a Participant's Awards are not converted, assumed, or replaced by a successor entity, then immediately prior to the Change in Control such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine or the right to receive the consideration that stockholders of the Company would receive in connection with such Change in Control less any exercise price or base price for any Award. In the event that the terms of any agreement between the Company or any Subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 11.2, this Section 11.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

11.3  No Other Rights.    Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12

ADMINISTRATION

12.1  Committee.    The administrator of the Plan shall be the Committee, which shall consist solely of two or more members of the Board each of whom is a Non-Employee Director, and with respect to awards that are intended to be Performance-Based Awards, an "outside director" within the meaning of Section 162(m) of the Code; provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.1 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term "Committee" as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 12.5. In addition, in its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which are required to be determined in the sole discretion of the Committee under Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder. Appointment of Committee members shall be effective upon acceptance of appointment. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

12.2  Action by the Committee.    A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or of any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company or any Subsidiary to assist in the administration of the Plan.

12.3  Authority of Committee.    Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

        (a)   Designate Participants to receive Awards;

        (b)   Determine the type or types of Awards to be granted to each Participant;

        (c)   Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

        (d)   Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

        (e)   Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

        (f)    Prescribe the form of each Award Agreement, which need not be identical for each Participant;

        (g)   Decide all other matters that must be determined in connection with an Award;

        (h)   Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

        (i)    Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

        (j)    Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

12.4  Decisions Binding.    The Committee's interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

12.5  Delegation of Authority.    To the extent permitted by and subject to the provisions of applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE 13

EFFECTIVE AND EXPIRATION DATE

13.1  ~~Restatement~~ Effective Date.    This amendment and restatement of the Plan will be effective as of the date on which it is approved by the Company's stockholders ~~(the "Restatement Effective Date")~~.

13.2  Expiration Date.    The Plan will expire on, and no Incentive Stock Option or other Award may be granted pursuant to the Plan after~~, the tenth anniversary of the date this amendment and restatement of the Plan is approved by the Board~~ July 10, 2021. Any Awards that are outstanding at the expiration of the Plan shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 14

AMENDMENT, MODIFICATION, AND TERMINATION

14.1  Amendment, Modification, And Termination.    With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11), (ii) reduces the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or takes any action prohibited under Section 10.10, or (iii) cancels any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying shares of Stock.

14.2  Awards Previously Granted.    No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15

GENERAL PROVISIONS

15.1  No Rights to Awards.    No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

15.2  No Stockholders Rights.    Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

15.3  No Right to Employment or Services.    Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

15.4  Unfunded Status of Awards.    The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

15.5  Indemnification.    To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

15.6  Relationship to other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

15.7  Expenses.    The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

15.8  Titles and Headings.    The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

15.9  Fractional Shares.    No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares of Stock or whether such fractional shares of Stock shall be eliminated by rounding up or down as appropriate.

15.10     Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange

Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

15.11     Government and Other Regulations.    The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

15.12     Section 409A.    To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the adoption of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the adoption of the Plan the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the adoption of the Plan), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

15.13     Governing Law.    The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California.

*****

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of AeroVironment, Inc. on ~~July 11~~                           , ~~2011~~2016.

*****

I hereby certify that the foregoing Plan was approved by the stockholders of AeroVironment, Inc. on ~~September 29~~                           , ~~2011~~2016.

~~/s/ Leslie R. Ravestein~~ Corporate Secretary

ANNUAL MEETING OF STOCKHOLDERS OF AEROVIRONMENT, September 30, 2016 INC. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PMESTthe day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. INPERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20330300000000001000 2 093016 firm: O Charles Thomas Burbage FOR ALL NOMINEES company's Amended and Restated 2006 Equity Incentive SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 IS RECOMMENDED BY THE BOARD OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Proposal 1. To elect the board of directors' three nominees as directors: NOMINEES: O Charles R. Holland WITHHOLD AUTHORITYO Edward R. Muller FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN Proposal 2. To ratify the selection of Ernst & Young LLP as the company's independent registered public accounting Proposal 3. To approve an amendment and restatement of the Plan: The undersigned hereby revokes any other proxy to vote at the annual meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND PROXIES. The undersigned acknowledges receipt of a copy of the notice of annual meeting and accompanying proxy statement dated August 16, 2016 relating to the annual meeting. MARK“X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at http://investor.avinc.com/financials.cfm COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS

- 0 AEROVIRONMENT, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, a stockholder of AeroVironment, Inc., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Wahid Nawabi and Douglas E. Scott, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the annual meeting of stockholders of the Company, to be held on September 30, 2016, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows: (Continued and to be signed on the reverse side) 14475 1.1